                                             Nations LargeCap
                                             Index Fund

                                             Nations Managed
                                             Index Fund

      INDEX FUNDS                            Nations MidCap Index Fund
      ------------------------------------
      Annual report for the year             Nations SmallCap
      ended March 31, 2003                   Index Fund




                                            [NATIONS FUNDS LOGO]

This Report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP Distributors, LLC and Banc of America Capital Management, LLC are the distributor and investment adviser to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services. BACAP Distributors, LLC, member NASD, SIPC


NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

CHAIRMAN'S AND PRESIDENT'S MESSAGE
                           Dear Shareholder:

                           The 12-month period ended March 31, 2003 has been described as the most difficult environment for the financial services industry since 1970. The U.S. economy struggled with a number of obstacles, including the aftermath of the 1990s stock market bubble, corporate malfeasance, the bankruptcy of WorldCom and Enron, ongoing fears of terrorist attacks and the threat and ultimate reality of war with Iraq. All of these factors weighed heavily on consumer, business and investor sentiments. As a result, the stock market was extremely volatile over the period. Market gains were followed by significant declines and rallies proved unsustainable.

                           For the period, the stock market, as broadly represented by the three major equity indices -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), Dow Jones Industrial Average and Nasdaq Composite Index(1) -- declined by 24.75%, 21.45% and 26.97%, respectively. The bond market, however, served as a counterweight to stocks, generally registering higher prices as equity prices moved lower. Bond performance overall, as represented by the Lehman Aggregate Bond Index,(1) produced strong gains rising by 11.69% for the period.

                           A WORD REGARDING CORPORATE GOVERNANCE
                           The exposure of management and accounting irregularities over the past 18 months, combined with a protracted decline in stock values, has resulted in a crisis of confidence in U.S. companies. These conditions make stock selection more critical than ever. While corporate governance is more difficult to quantify than other factors such as volatility and leverage, our research process has and will continue to thoroughly evaluate management expertise and corporate accountability as key factors in making investment decisions. We evaluate management's years of industry experience, existence of an independent board of directors, levels of insider ownership, strength of the business plan, management's ability to execute the plan, the balance between vision and execution, and management's willingness to communicate openly with us, among other factors.

                           LESSONS LEARNED FROM VOLATILE MARKETS
                           The volatility we have experienced in the financial markets during the past twelve months highlights the importance of certain key lessons investors should take into account when planning for the future. First and foremost is the importance of having a relationship with an investment professional who knows you and your investment objectives. Your investment professional can provide valuable insight, helping you to avoid making impulsive decisions during short-term market fluctuations and to continue to take a long-term view of your portfolio. While it may be difficult to stay the course in the face of erratic market movements, history has shown us two important tenets -- that volatility is reduced over longer term holding periods, and that it is virtually impossible to consistently time the market. For example, an investor who stayed fully invested in the S&P 500 Index since March 31, 1993, would have earned an annualized total return of 6.50% on March 31, 2003. However, by missing just 15 of the best trading days in an effort to time the market during that 10-year period, the return would have been -0.34%.(2)

                           (1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. The indexes are not available for investment and not reflect fees, brokerage commissions or other expenses of investing.

                           The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and unavailable for investment.

                           The Nasdaq Composite Index is a market-capitalization price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System-traded foreign common stocks and American Depository Receipts.

                           The Lehman Aggregate Bond Index is an unmanaged index composed of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues. It includes reinvestment of dividends and is unavailable for investment.

                           (2)Annualized total return of the S&P 500 Index over the 20-year period 3/31/83 to 3/31/03. The S&P 500
                           Index is unmanaged and unavailable for investment. Past performance is no guarantee of future results.

CHAIRMAN'S AND PRESIDENT'S MESSAGE
CONTINUED...

                           You can further manage your investing risk through building and maintaining a diversified portfolio. Historical evidence shows that not all asset classes move up and down at the same time. By diversifying among different asset classes such as stocks, bonds and cash equivalents, you can help manage risk and cushion some of the market's ups and downs to increase predictability of returns.

                           Finally, you can actually put volatility to work for you -- by continuing to invest -- and doing so on a regular basis. This practice is known as dollar cost averaging. You'll buy more shares when the prices are low and fewer shares when prices are high. Dollar cost averaging can help avoid getting caught in the excitement of a rapidly rising market and buying all your shares at market highs.(3) It could also help to lower the average cost of your securities.

                           OUR NEAR-TERM OUTLOOK
                           At this writing, various geopolitical risks continue to hamper progress of the U.S. economy. An easing of some of these risks, combined with the positive effects of earlier monetary easing, the enactment of new tax cuts, a strong housing market and ongoing productivity gains should yield much better performance in the second half of 2003. In addition, we believe oil prices will remain at moderate levels and that badly damaged business and consumer confidence will gradually improve. Rising corporate profits are likely to boost stock prices, while signs of improved economic activity should ultimately exert downward pressure on bond prices. Given this anticipated backdrop, investors would be wise to maintain a long-term perspective and focus on a well-diversified portfolio.

                           QUESTIONS OR COMMENTS
                           In the letters that follow, your portfolio managers discuss factors that affected your funds' performance over the past twelve months and offer insights into their outlook for the future. If you have any questions or comments regarding this annual report or your Nations Funds investments, please contact your investment professional or call us at 1.800.321.7854. If you do not have an investment professional and would like us to put you in contact with one, please let us know. You can visit our Web site at www.NationsFunds.com for the most current performance information about our (your) funds and other investment products available to you.

                           We appreciate your continued trust and confidence and thank you for being a part of the Nations Fund family.

                           Sincerely,

                           /S/ A. MAX WALKER
                           A. MAX WALKER
                           CHAIRMAN OF THE BOARD
                           NATIONS FUNDS



                           /S/ ROBERT H. GORDON
                           ROBERT H. GORDON
                           PRESIDENT
                           BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                           AND NATIONS FUNDS

                           March 31, 2003

                           (3)A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

TABLE OF CONTENTS

                                     ECONOMIC OVERVIEW                                               3
                                     PORTFOLIO COMMENTARY
                                     Nations LargeCap Index Fund                                     5
                                     Nations Managed Index Fund                                      8
                                     Nations MidCap Index Fund                                      12
                                     Nations SmallCap Index Fund                                    16
                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       20
                                     Statements of operations                                       48
                                     Statements of changes in net assets                            50
                                     Schedules of capital stock activity                            52
                                     Financial highlights                                           56
                                     Notes to financial statements                                  64
                                     Tax information                                                75
                                     Fund governance                                                76

                                  NATIONS FUNDS                         [DALBAR LOGO]
                                  RECOGNIZED FOR
                                  OUTSTANDING                           DALBAR, Inc. is a well-respected
                                  SHAREHOLDER                           research firm that measures
                                  SERVICE                               customer service levels and
                                                                        establishes benchmarks in the
                                  IN RECOGNITION OF ITS COMMITMENT      financial services industry.
                                  TO PROVIDE SHAREHOLDERS WITH THE
                                  HIGHEST LEVEL OF SERVICE IN THE
                                  MUTUAL FUND INDUSTRY, NATIONS
                                  FUNDS RECEIVED THE DALBAR MUTUAL
                                  FUND SERVICE AWARD IN 2002.


                  "Standard & Poor's" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc.

                      [This page intentionally left blank]

ECONOMIC OVERVIEW

BANC OF AMERICA CAPITAL MANAGEMENT*

                           THE YEAR IN REVIEW
                           The past year saw the U.S. economy struggling to gain its footing, confronting a number of obstacles both internally and externally. The aftermath of the 1990s stock market bubble, various accounting scandals, ongoing fears of terrorist attacks and the war with Iraq depressed consumer, business and investor confidence.

                           Each time the stock market and general economy appeared headed for stronger performance, some new shock took center stage. The economy remained resilient, with GDP (gross domestic product) growth averaging nearly 3.0% over the four quarters of 2002. Yet, that growth was not enough to generate the employment and profit gains commonly expected in a true recovery.

                           For the 12-month period ended March 31, 2003, the Standard & Poor's 500 Composite Stock Price Index** was down nearly 25% with respect to total return. Equity losses were widespread, as indicated by the similarly weak showing of smaller companies. The small-company Russell 2000 Index*** shed approximately 27% in total return during the same period. The quarters ending in June and September of 2002 bore the brunt of the major market downturns.

                           Few investment strategies avoided the general downdraft in equities. Growth and value stocks both fell substantially, as did many of the stocks of small-, medium-and large-size firms. Losses also encompassed a wide swath of industries, with all 10 of the major S&P 500 sector groups suffering double-digit declines.

                           Interest rates rose and fell as patches of optimism encountered new waves of uncertainty or concern. Yields on 10-year U.S. Treasury notes climbed to a high of 5.44% on April 1, 2002 and fell to a low of 3.59% on March 10, 2003. The bond market served as a counterweight to stocks, generally registering higher prices as equity prices moved lower. As investors sought safer investments with the attack on Iraq, 10-year U.S. Treasury yields traded below 4.00% at the end of the fiscal year concluding March 31, 2003, compared with yields that exceeded 5.00% a year earlier. This decline in interest rates translated into a strong 14% return for the Lehman U.S. Treasury Index(+) for the period. Corporate bonds also did well during the period, with the Lehman Corporate Bond Index(++) registering a 13% gain.

                           As the war with Iraq began, investors caught glimpses of key turning points in the financial markets. On days when the Coalition Forces did well, prices of oil, bonds and gold declined, while stock prices and the value of the dollar rose. The intense

                           *Banc of America Capital Management is the investment management group of Bank of America, N.A. and includes Banc of America Capital Management, LLC, investment adviser to Nations Funds, and other non-bank affiliates of Bank of America.

                           **The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ***The Russell 2000 Index is an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (+)The Lehman U.S. Treasury Index is an index consisting of U.S. Treasury debt obligations and is generally considered to be representative of U.S. Treasury market activity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (++)The Lehman Corporate Bond Index is an unmanaged market value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more.

                           Source of all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW CONTINUED...

                           volatility of prices underscored the uncertainty with which investors viewed the geo-political environment and the future course of the U.S. economy.

                           THE YEAR AHEAD
                           As the second quarter of 2003 began, various U.S. and world economic indicators remained weak. Many businesses were deferring capital spending projects, focusing instead on cost cutting to protect profits. Consumers also appeared more cautious in their spending, although sales of cars and homes remained at relatively healthy levels. A boom in refinancing activity, supported by record low mortgage rates, has helped to sustain the consumer sector.

                           Lower oil prices and an easing of geopolitical risks should help repair badly damaged business and consumer confidence and release the economy's underlying potential. In our opinion, the delayed effects of earlier monetary easing, the expected enactment of new tax cuts, rising home prices, and the ongoing benefits of rising productivity should combine to yield much better economic performance in the second half of 2003.

                           As investors return to economic fundamentals, the capital markets could see major turning points. In our view, rising profits are likely to boost stock prices, while signs of better economic activity could push bond prices lower, but narrow credit spreads further. Investors would be wise to retain a long-term perspective, focus on a diversified portfolio, and resist efforts to time market changes. While global and domestic risks will persist, the U.S. economy remains inherently strong.

                           LYNN REASER, PH.D.
                           CHIEF ECONOMIST AND SENIOR MARKET STRATEGIST
                           BANC OF AMERICA CAPITAL MANAGEMENT

                           March 31, 2003

NATIONS LARGECAP INDEX FUND

QUANTITATIVE STRATEGIES TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Quantitative Strategies
Team of Banc of America
Capital Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks investment
results that (before fees
and expenses) correspond
to the total return of the
Standard & Poor's 500
Composite Stock Price
Index (S&P 500 Index).**

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations LargeCap Index
Fund Investor A Shares
provided shareholders with
a total return of
-25.28%.***
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS LARGECAP INDEX FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations LargeCap Index Fund's investment style and philosophy seek to provide investors with the potential for returns that closely approximate the Fund's benchmark, the S&P 500 Index.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           In the twelve difficult months since our last report, U.S. investors sustained a series of significant political and economic blows. A sluggish consumer and business environment, concerns about terrorism and war, combined with an increasing lack of confidence in business leaders due to more allegations of fraud, deceit and accounting scandals helped weaken U.S. equity markets. In this environment, Nations LargeCap Index Fund (Investor A Shares) slightly underperformed the S&P 500 Index for the 12 months ending March 31, 2003, returning -25.28%, while the S&P 500 Index returned -24.75%. Before all deductions for fees and expenses, the Fund returned -24.93%, closely tracking the return of the Index.

                           WHICH SECTORS PROVED FAVORABLE FOR THE FUND AND WHICH PROVED UNFAVORABLE?&

                           The Fund's sector performance closely approximated the S&P 500 Index as intended. The utilities and communications sectors provided the bulk of the market's weakness during the year, declining more than 30% each, while the energy and consumer staples sectors "led" the market declining "only" 15% each.

                           WHAT DO YOU ANTICIPATE FOR THE COMING YEAR?&&

                           Because index funds use a "passive" or "indexing" investment approach, we attempt to closely approximate the performance of a specific market index; therefore, we don't make projections for the future.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ***The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total return would have been lower.

                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           &&For Banc of America Capital Management, LLC's outlook for the coming year, please refer to the Economic Overview.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS LARGECAP INDEX FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

 9.8%  Commercial banking
 8.8%  Pharmaceuticals
 5.1%  Medical devices and supplies
 4.9%  Software
 4.7%  Diversified manufacturing
 4.7%  Insurance
 4.5%  Integrated oil
 4.0%  Department and discount stores
 3.9%  Computers and office equipment
 3.6%  Telecommunications services
46.0%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Microsoft Corporation                   3.2%
                                                                            -------------------------------------------------
                                                                              2  General Electric Company                3.2%
                                                                            -------------------------------------------------
                                                                              3  Exxon Mobil Corporation                 2.9%
                                                                            -------------------------------------------------
                                                                              4  Wal-Mart Stores, Inc.                   2.9%
                                                                            -------------------------------------------------
                                                                              5  Pfizer Inc.                             2.4%
                                                                            -------------------------------------------------
                                                                              6  Citigroup Inc.                          2.2%
                                                                            -------------------------------------------------
                                                                              7  Johnson & Johnson                       2.1%
                                                                            -------------------------------------------------
                                                                              8  International Business Machines
                                                                                 Corporation                             1.7%
                                                                            -------------------------------------------------
                                                                              9  American International Group, Inc.      1.6%
                                                                            -------------------------------------------------
                                                                             10  Merck & Company, Inc.                   1.5%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS LARGECAP INDEX FUND

PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

SINCE INCEPTION
(10/10/95
 through
 3/31/03)        6.29%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations LargeCap Index Fund from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Funds in the Lipper S&P 500 Index Funds Average are passively managed, limited-expense funds designed to replicate the performance of the S&P 500 on a reinvested basis. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A Shares may vary based on the differences in fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

[INVESTOR A SHARES (AS OF 3/31/03) RETURN CHART]

                                                 NATIONS LARGECAP INDEX       STANDARD & POOR'S 500       LIPPER S&P 500 INDEX
                                                         FUND                        INDEX                   FUNDS AVERAGE
                                                 ----------------------       ---------------------       ---------------------
Oct. 10 1995                                            10000.00                    10000.00                    10000.00
12/95                                                   10710.00                    10721.00                    10590.00
12/96                                                   13090.00                    13181.00                    12958.00
12/97                                                   17285.00                    17577.00                    17184.00
12/98                                                   22135.00                    22605.00                    22005.00
12/99                                                   26637.00                    27358.00                    26457.00
12/00                                                   24080.00                    24869.00                    23925.00
12/01                                                   21081.00                    21914.00                    20941.00
12/02                                                   16322.00                    17073.00                    16209.00
Mar. 31 2003                                            15779.00                    16536.00                    15671.00

   TOTAL RETURN (AS OF 3/31/03)

                                                                   PRIMARY A       INVESTOR A
Inception date                                                     12/15/93        10/10/95
--------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                  -25.05%         -25.28%
--------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                             -16.39%         -16.62%
5 YEARS                                                              -4.06%          -4.30%
SINCE INCEPTION                                                       8.31%           6.29%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS MANAGED INDEX FUND

QUANTITATIVE STRATEGIES TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Quantitative Strategies
Team of Banc of America
Capital Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks, over the
long term, to provide a
total return that (before
fees and expenses) exceeds
the total return of the
Standard & Poor's 500
Composite Stock Price
Index (S&P 500 Index).**

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Managed Index Fund
Investor A Shares provided
shareholders with a total
return of -25.24%.***
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS MANAGED INDEX FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Unlike traditional index funds, Nations Managed Index Fund is an active, quantitatively managed product. We believe that maximizing the portfolio's exposure to attractive security selection factors, while simultaneously seeking to control portfolio risk, helps maintain characteristics similar to the S&P 500 Index and may provide investors with the potential for positive incremental performance relative to the Fund's benchmark index.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           In the twelve difficult months since our last report, U.S. investors sustained a series of significant political and economic blows. A sluggish consumer and business environment, concerns about terrorism and war, combined with an increasing lack of confidence in business leaders due to more allegations of fraud, deceit and accounting scandals helped weaken U.S. equity markets. In this environment, Nations Managed Index Fund (Investor A Shares) declined 25.24%, while the S&P 500 Index fell -24.75%. The portfolio's stock selection strategy was buffeted by cross currents of ever-changing psychology and expectations, resulting in a return slightly below the Index.

                           PLEASE DESCRIBE THE INVESTMENT PROCESS.

                           The stock selection process uses quantitative analysis to determine the attractiveness of the portfolio. The stock selection process is predicated on a proprietary adaptive model that seeks to observe and predict investor behavior. A variety of security selection factors traditionally classified as value, growth, price momentum, earnings momentum and others are dynamically evaluated to arrive at those believed to be most useful and reflective of investor behavior.

                           All securities in the benchmark are evaluated in a comprehensive and uniform manner by the investment process. In the team's opinion the result is a portfolio that maintains exposure to those attributes believed to be indicative of superior performance while minimizing exposure to unpredictable sources of systematic or market risk. The risk management strategy is intended to produce a portfolio whose

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ***The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total return would have been lower.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 8

NATIONS MANAGED INDEX FUND

QUANTITATIVE STRATEGIES TEAM COMMENTARY continued


                           aggregate characteristics closely resemble the benchmark by muting exposure to systematic risk factors such as sector, size and style biases, among others.

                           While stock selection is anticipated to be the primary driver of returns that seek to exceed the return of the S&P 500 Index, the process also employs other strategies to exploit and deliver modest increments of excess returns from sources uncorrelated to the primary security selection methodology. The team believes market inefficiencies exist which can be identified and exploited, such as merger and acquisition activity involving stock or cash transactions.

                           Secondarily, the Fund employs the "highest in, first out" accounting methodology. This strategy permits, when "trimming" Fund holdings of a security, the sale of specific shares with the highest tax basis first to reduce the amount of the realized capital gain. In addition, where consistent with the Fund's primary investment strategy, the team may practice tax-loss harvesting& to offset realized gains with losses. This strategy may reduce the cumulative taxable gain of the Fund.

                           WHICH SECTORS PROVED FAVORABLE FOR THE FUND AND WHICH PROVED UNFAVORABLE?&&
                           The industrials, utilities and health care sectors performed most effectively for the Fund's investors. The consumer discretionary, financials and telecommunications sectors proved least effective for the Fund.

                           WHAT DO YOU ANTICIPATE FOR THE COMING YEAR?&&&

                           The successful and timely resolution of the Iraqi war is critical to achieving the higher growth expectations for both the economy and corporate earnings later in 2003. We are projecting a more conducive investing environment in the second half of this year. We believe oil prices should settle in the mid $20 per barrel range which may provide some stimulus for better inflation-adjusted economic growth of around 4% in the second half of 2003.

                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           &&Tax-loss harvesting is a method whereby a mutual fund may, at times, sell portfolio securities in order to realize capital losses.

                           &&&For Banc of America Capital Management, LLC's outlook for the coming year, please refer to the Economic Overview.

NATIONS MANAGED INDEX FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

 8.9%  Commercial banking
 8.5%  Pharmaceuticals
 5.3%  Software
 5.0%  Insurance
 4.1%  Medical devices and supplies
 4.0%  Integrated oil
 3.9%  Computers and office equipment
 3.7%  Telecommunications services
 3.6%  Consumer credit and mortgages
 3.4%  Diversified manufacturing
49.6%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Microsoft Corporation                   3.2%
                                                                            -------------------------------------------------
                                                                              2  Citigroup Inc.                          2.3%
                                                                            -------------------------------------------------
                                                                              3  Pfizer Inc.                             2.3%
                                                                            -------------------------------------------------
                                                                              4  Exxon Mobil Corporation                 2.2%
                                                                            -------------------------------------------------
                                                                              5  General Electric Company                2.1%
                                                                            -------------------------------------------------
                                                                              6  Johnson & Johnson                       1.9%
                                                                            -------------------------------------------------
                                                                              7  Wal-Mart Stores, Inc.                   1.8%
                                                                            -------------------------------------------------
                                                                              8  Merck & Company, Inc.                   1.8%
                                                                            -------------------------------------------------
                                                                              9  International Business Machines
                                                                                 Corporation                             1.6%
                                                                            -------------------------------------------------
                                                                             10  Procter & Gamble Company                1.5%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MANAGED INDEX FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES (AS OF 3/31/02) RETURN CHART]

                                                  NATIONS MANAGED INDEX       STANDARD & POOR'S 500       LIPPER LARGE-CAP CORE
                                                           FUND                       INDEX                  FUNDS AVERAGE
                                                  ---------------------       ---------------------       ---------------------
July 31 1996                                              10000                       10000                       10000
12/96                                                     11695                       11684                       11539
12/97                                                     15576                       15581                       14750
12/98                                                     19678                       20037                       18225
12/99                                                     23103                       24250                       21909
12/00                                                     20528                       22044                       19946
12/01                                                     18566                       19425                       17199
12/31/02                                                  14508                       15134                       13159
Mar. 31 2003                                              14030                       14657                       12737


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION
     (7/31/96 through 3/31/03)     5.21%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Managed Index Fund from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Funds in the Lipper Large-Cap Core Funds Average invest at least 75% of their equity assets in companies with market capitalizations of greater than $10 billion. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A Shares may vary based on the differences in fees paid by the shareholders investing in this class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                                                  PRIMARY A      PRIMARY B*      INVESTOR A
Inception date                                                    7/31/96        9/04/97         7/31/96
-----------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                 -25.03%        -20.21%        -25.24%
-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                            -15.42%        -14.55%         -15.66%
5 YEARS                                                             -4.26%         -3.56%          -4.52%
SINCE INCEPTION                                                      5.47%         -0.17%           5.21%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
characteristics closely resemble the benchmark by muting exposure to systematic risk factors like sector, size and style biases among others.

*Primary B shares and total net assets were redeemed on February 12, 2003. The performance shown reflects through February 12, 2003 and for the periods indicated.

NATIONS MIDCAP INDEX FUND

QUANTITATIVE STRATEGIES TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Quantitative Strategies
Team of Banc of America
Capital Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks investment
results that (before fees
and expenses) correspond
to the total return of the
Standard & Poor's MidCap
400 Index (S&P MidCap 400
Index).**

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations MidCap Index Fund
Investor A Shares provided
shareholders with a total
return of -23.98%.***
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS MIDCAP INDEX FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations MidCap Index Fund's investment style and philosophy seeks to provide investors with the potential for returns that closely approximate the Fund's benchmark, the S&P MidCap 400 Index.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           In the twelve difficult months since our last report, U.S. investors sustained a series of significant political and economic blows. A sluggish consumer and business environment, concerns about terrorism and war, combined with an increasing lack of confidence in business leaders due to more allegations of fraud, deceit and accounting scandals helped weaken U.S. equity markets. In this environment, Nations MidCap Index Fund (Investor A Shares) fell 23.98%, tracking the S&P MidCap 400 Index which returned -23.48%. Before all deductions for fees and expenses, the Fund returned -23.63%, closely tracking the Index. The mid-cap market performed slightly better than the larger Standard & Poor's 500 Composite Stock Price Index,& which returned -24.75%.

                           WHICH SECTORS PROVED FAVORABLE FOR THE FUND AND WHICH PROVED UNFAVORABLE?&&

                           The energy, consumer staples and health care sectors fell somewhat less than the Index average, while the materials, technology and telecommunications sectors plunged more than the average: between 30% and 50% each. Portfolio results mirrored benchmark performance, which is consistent with the Fund's objective.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The Standard & Poor's MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ***The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total return would have been lower.

                           &The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           SHARE PRICES OF MID-CAPITALIZATION COMPANIES TEND TO BE MORE VOLATILE THAN THOSE OF LARGER COMPANIES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 12

NATIONS MIDCAP INDEX FUND

QUANTITATIVE STRATEGIES TEAM COMMENTARY continued


                           WHAT DO YOU ANTICIPATE FOR THE COMING YEAR?&&&

                           Because index funds use a "passive" or "indexing" investment approach, we attempt to closely approximate the performance of a specific market index; therefore, we don't make projections for the future.

                           &&&For Banc of America Capital Management, LLC's outlook for the coming year, please refer to the Economic Overview.

NATIONS MIDCAP INDEX FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

 8.8%  Commercial banking
 5.1%  Health services
 5.0%  Insurance
 5.0%  Pharmaceuticals
 4.2%  Specialty stores
 3.9%  Oilfield services
 3.9%  Software
 3.4%  Medical devices and supplies
 3.3%  Semiconductors
 3.3%  Commercial services
54.1%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Gilead Sciences, Inc.                   1.2%
                                                                            -------------------------------------------------
                                                                              2  M&T Bank Corporation                    1.0%
                                                                            -------------------------------------------------
                                                                              3  The Washington Post Company, Class B    0.9%
                                                                            -------------------------------------------------
                                                                              4  Affiliated Computer Services, Inc.,
                                                                                 Class A                                 0.8%
                                                                            -------------------------------------------------
                                                                              5  Mylan Laboratories, Inc.                0.8%
                                                                            -------------------------------------------------
                                                                              6  IDEC Pharmaceuticals Corporation        0.8%
                                                                            -------------------------------------------------
                                                                              7  Weatherford International Ltd.          0.7%
                                                                            -------------------------------------------------
                                                                              8  National Commerce Financial
                                                                                 Corporation                             0.7%
                                                                            -------------------------------------------------
                                                                              9  Valero Energy Corporation               0.7%
                                                                            -------------------------------------------------
                                                                             10  Greenpoint Financial Corporation        0.6%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MIDCAP INDEX FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES (AS OF 3/31/02) RETURN CHART]

                                                   NATIONS MIDCAP INDEX     STANDARD & POOR'S MIDCAP    LIPPER MID-CAP CORE FUNDS
                                                           FUND                     400 INDEX                   AVERAGE
                                                -------------------------   ------------------------    -------------------------
May 31, 2000                                              10000                       10000                       10000
6/00                                                      10136                       10155                       10522
9/00                                                      11368                       11389                       11283
12/00                                                     10909                       10950                       10671
3/01                                                       9716                        9771                        9479
6/01                                                      10979                       11057                       10581
9/01                                                       9146                        9225                        8707
12/01                                                     10776                       10883                       10204
12/02                                                      9140                        9304                        8327
May 31, 2003                                               8714                        8891                        8035


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION

     (5/31/00 through 3/31/03)      -4.74%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations MidCap Index Fund from the inception of the share class. Figures for the Standard & Poor's MidCap 400 Index, an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation and weighted by market value, include reinvestment of dividends. Funds in the Lipper Mid-Cap Core Funds Average invest at least 75% of their equity assets in companies with market capitalizations of less than 300% of the median market capitalization of the middle 1,000 securities of the Standard & Poor's MidCap 400 Index. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A Shares may vary based on the differences in fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                                                  PRIMARY A      INVESTOR A
Inception date                                                     3/31/00         5/31/00
-------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                 -23.77%         -23.98%
-------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                             -5.79%              --
SINCE INCEPTION                                                     -5.79%          -4.74%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS SMALLCAP INDEX FUND

QUANTITATIVE STRATEGIES TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Quantitative Strategies
Team of Banc of America
Capital Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks investment
results that (before fees
and expenses) correspond
to the total return of the
Standard & Poor's SmallCap
600 Index (S&P SmallCap
600 Index).**

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations SmallCap Index
Fund Investor A Shares
provided shareholders with
a total return of
-25.46%.***
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS SMALLCAP INDEX FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations SmallCap Index Fund's investment style and philosophy seek to provide investors with the potential for returns that closely approximate the Fund's benchmark, the S&P SmallCap 600 Index.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           In the twelve difficult months since our last report, U.S. investors sustained a series of significant political and economic blows. A sluggish consumer and business environment, concerns about terrorism and war, combined with an increasing lack of confidence in business leaders due to more allegations of fraud, deceit and accounting scandals helped weaken U.S. equity markets. In this environment, Nations SmallCap Index Fund (Investor A Shares) slightly underperformed the S&P SmallCap 600 Index, falling 25.46%, while the S&P SmallCap 600 Index returned -24.81%. Before all deductions for fees and expenses, the Fund returned -25.06% tracking the performance of the Index. The performance of the small-cap market slightly underperformed that of the larger Standard & Poor's 500 Composite Stock Price Index,& which returned -24.75%.

                           WHICH SECTORS PROVED FAVORABLE FOR THE FUND AND WHICH PROVED UNFAVORABLE?&&

                           The financials, utilities and energy sectors fell somewhat less than the Index average, while the materials, technology and telecommunications sectors plunged more than the average: between 35% and 40% each. Portfolio results mirrored benchmark performance, which is consistent with the Fund's objective.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The Standard & Poor's SmallCap 600 Index is an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ***The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total return would have been lower.

                           &The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           BECAUSE SMALL COMPANIES HAVE NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND STOCKS THAT ARE NOT AS ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES MAY BE MORE VOLATILE.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 16

NATIONS SMALLCAP INDEX FUND

QUANTITATIVE STRATEGIES TEAM COMMENTARY continued


                           WHAT DO YOU ANTICIPATE FOR THE COMING YEAR?&&&

                           Because index funds use a "passive" or "indexing" investment approach, we attempt to closely approximate the performance of a specific market index; therefore, we don't make projections for the future.

                           &&&For Banc of America Capital Management, LLC's outlook for the coming year, please refer to the Economic Overview.

NATIONS SMALLCAP INDEX FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

 8.4%  Commercial banking
 5.8%  Medical devices and supplies
 5.2%  Specialty stores
 4.6%  Commercial services
 4.3%  Diversified manufacturing
 4.1%  Semiconductors
 3.7%  Health services
 3.7%  Diversified electronics
 3.7%  Software
 3.1%  Pharmaceuticals
53.4%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  NVR, Inc.                               0.8%
                                                                            -------------------------------------------------
                                                                              2  Cephalon, Inc.                          0.7%
                                                                            -------------------------------------------------
                                                                              3  Alliant Techsystems Inc.                0.7%
                                                                            -------------------------------------------------
                                                                              4  Zebra Technologies Corporation, Class
                                                                                 A                                       0.7%
                                                                            -------------------------------------------------
                                                                              5  Mid Atlantic Medical Services, Inc.     0.6%
                                                                            -------------------------------------------------
                                                                              6  Harman International Industries, Inc.   0.6%
                                                                            -------------------------------------------------
                                                                              7  Newfield Exploration Company            0.6%
                                                                            -------------------------------------------------
                                                                              8  Scotts Company, Class A                 0.5%
                                                                            -------------------------------------------------
                                                                              9  Cullen Frost Bankers Inc.               0.5%
                                                                            -------------------------------------------------
                                                                             10  Renal Care Group, Inc.                  0.5%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS SMALLCAP INDEX FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES (AS OF 3/31/03) RETURN CHART]

                                                                                                            STANDARD & POOR'S
                                                 NATIONS SMALLCAP INDEX       LIPPER SMALL-CAP CORE        SMALLCAP 600 INDEX
                                                      FUND $12,472            FUNDS AVERAGE $13,925              $13,995
                                                 ----------------------       ---------------------        ------------------
10/15/96                                                  10000                       10000                       10000
12/96                                                     10315                       10557                       10433
12/97                                                     13157                       13477                       13104
12/98                                                     12908                       12852                       12932
12/99                                                     13588                       15296                       14539
12/00                                                     14839                       16700                       16256
12/01                                                     15679                       17991                       17314
12/02                                                     13270                       14781                       14711
3/31/03                                                   12472                       13925                       13995


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

                                                                                    SINCE INCEPTION

                                                                                    (10/15/96
                                                                                     through
                                                                                     3/31/03)        3.48%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations SmallCap Index Fund from the inception of the share class. Figures for the Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks weighted by market capitalization, include reinvestment of dividends. Funds in the Lipper Small-Cap Core Funds Average invest at least 75% of their equity assets in companies with market capitalizations less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the Standard & Poor's SuperComposite 1500 Index. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A Shares may vary based on the differences in fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                                                   PRIMARY A       INVESTOR A
Inception date                                                     10/15/96        10/15/96
---------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                  -25.26%         -25.46%
---------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                              -3.78%          -4.06%
5 YEARS                                                              -2.73%          -2.98%
SINCE INCEPTION                                                       3.75%           3.48%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS FUNDS

Nations LargeCap Index Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            COMMON STOCKS -- 97.4%
            AEROSPACE AND DEFENSE -- 1.5%
   13,775   B.F. Goodrich Company.........................................   $      194
   98,575   Boeing Company................................................        2,470
   23,575   General Dynamics Corporation..................................        1,298
   53,450   Lockheed Martin Corporation...................................        2,542
   21,414   Northrop Grumman Corporation..................................        1,837
   47,600   Raytheon Company..............................................        1,350
   21,050   Rockwell Collins, Inc. .......................................          387
   21,775   Rockwell Automation Inc. .....................................          451
   55,175   United Technologies Corporation##.............................        3,188
                                                                             ----------
                                                                                 13,717
                                                                             ----------
            AIRLINES -- 0.2%
   14,475   Delta Air Lines, Inc.(a)......................................          129
   90,875   Southwest Airlines Company....................................        1,305
                                                                             ----------
                                                                                  1,434
                                                                             ----------
            APPAREL AND TEXTILES -- 0.3%
   15,125   Jones Apparel Group, Inc.!!...................................          415
   12,525   Liz Claiborne, Inc. ..........................................          387
   31,025   Nike, Inc., Class B...........................................        1,595
    7,025   Reebok International, Ltd.!!..................................          231
   12,750   V.F. Corporation..............................................          480
                                                                             ----------
                                                                                  3,108
                                                                             ----------
            AUTOMOTIVE -- 0.9%
   34,000   AutoNation, Inc.!!............................................          434
   11,425   AutoZone, Inc.!!..............................................          785
    8,625   Cooper Tire & Rubber Company..................................          105
   17,425   Dana Corporation..............................................          123
   65,625   Delphi Corporation............................................          448
    8,275   Eaton Corporation.............................................          579
  215,250   Ford Motor Company(a).........................................        1,619
   65,750   General Motors Corporation##..................................        2,210
   20,475   Genuine Parts Company.........................................          625
   20,575   Goodyear Tire & Rubber Company(a).............................          106
   10,450   Johnson Controls, Inc. .......................................          757
    8,000   Navistar International Corporation!!(a).......................          197
    6,825   Snap-On Inc. .................................................          169
   15,125   Visteon Corporation...........................................           90
                                                                             ----------
                                                                                  8,247
                                                                             ----------
            BEVERAGES -- 2.9%
    4,250   Adolph Coors Company, Class B.................................          206
  100,400   Anheuser-Busch Companies, Inc. ...............................        4,680
    7,075   Brown-Forman Corporation, Class B(a)..........................          544
  290,800   Coca-Cola Company.............................................       11,771
   52,700   Coca-Cola Enterprises Inc. ...................................          985
   32,900   Pepsi Bottling Group, Inc. ...................................          590
  202,575   PepsiCo, Inc. ................................................        8,103
                                                                             ----------
                                                                                 26,879
                                                                             ----------
            BROADCASTING AND CABLE -- 3.0%
  524,325   AOL Time Warner Inc.!!........................................        5,694
   71,875   Clear Channel Communications, Inc.!!..........................        2,438
  270,731   Comcast Corporation, Class A!!................................        7,740
  239,575   The Walt Disney Company.......................................        4,078
   26,875   Univision Communications, Inc., Class A!!(a)..................          659
  206,575   Viacom Inc., Class B!!........................................        7,544
                                                                             ----------
                                                                                 28,153
                                                                             ----------

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            BUILDING MATERIALS -- 0.1%
    8,500   American Standard Companies Inc.!!............................   $      585
                                                                             ----------
            CHEMICALS -- BASIC -- 1.4%
   26,650   Air Products and Chemicals, Inc. .............................        1,104
   12,875   Avery Dennison Corporation....................................          755
  116,675   E.I. duPont de Nemours and Company............................        4,534
   15,275   Ecolab, Inc. .................................................          754
   12,800   Hercules, Inc.!!..............................................          111
   19,875   PPG Industries, Inc. .........................................          896
   18,975   Praxair, Inc. ................................................        1,069
   25,925   Rohm & Haas Company...........................................          772
  106,875   The Dow Chemical Company##....................................        2,951
                                                                             ----------
                                                                                 12,946
                                                                             ----------
            CHEMICALS -- SPECIALTY -- 0.2%
    8,000   Ashland Inc. .................................................          237
    9,075   Eastman Chemical Company......................................          263
   15,000   Engelhard Corporation.........................................          321
    5,875   Great Lakes Chemical Corporation..............................          130
    5,675   Millipore Corporation!!.......................................          186
   30,652   Monsanto Company..............................................          503
   14,425   Pall Corporation..............................................          289
    8,400   Sigma-Aldrich Corporation(a)..................................          374
                                                                             ----------
                                                                                  2,303
                                                                             ----------
            COMMERCIAL BANKING -- 9.8%
   41,700   AmSouth Bancorporation........................................          829
  176,225   Bank of America Corporation>..................................       11,778
  136,550   Bank One Corporation..........................................        4,727
   55,250   BB&T Corporation..............................................        1,737
   26,515   Charter One Financial, Inc. ..................................          733
  603,000   Citigroup Inc. ...............................................       20,772
   20,500   Comerica Inc. ................................................          777
   67,775   Fifth Third Bancorp...........................................        3,398
   14,725   First Tennessee National Corporation..........................          585
  123,125   FleetBoston Financial Corporation.............................        2,940
   18,000   Golden West Financial Corporation.............................        1,295
   27,625   Huntington Bancshares Inc. ...................................          514
  234,175   J.P. Morgan Chase & Company...................................        5,552
   49,850   KeyCorp.......................................................        1,125
   25,600   Marshall and Ilsley Corporation...............................          654
   50,550   Mellon Financial Corporation..................................        1,075
   71,725   National City Corporation.....................................        1,998
   18,950   North Fork Bancorporation, Inc. ..............................          558
   33,300   PNC Financial Services Group..................................        1,411
   25,950   Regions Financial Corporation.................................          841
   40,525   SouthTrust Corporation........................................        1,035
   33,125   SunTrust Banks, Inc.##........................................        1,744
   89,875   The Bank of New York Company, Inc.(a).........................        1,842
   23,250   Union Planters Corporation....................................          611
  224,700   US Bancorp....................................................        4,265
  159,550   Wachovia Corporation..........................................        5,436
  111,050   Washington Mutual, Inc. ......................................        3,917
  198,450   Wells Fargo & Company.........................................        8,928
   10,675   Zions Bancorporation..........................................          457
                                                                             ----------
                                                                                 91,534
                                                                             ----------
            COMMERCIAL SERVICES -- 1.2%
   23,125   Allied Waste Industries, Inc.!!...............................          185

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

NATIONS FUNDS

Nations LargeCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            COMMERCIAL SERVICES -- (CONTINUED)
   20,450   Apollo Group Inc., Class A!!..................................   $    1,020
  120,825   Cendant Corporation!!.........................................        1,534
   19,975   Cintas Corporation(a).........................................          657
   36,225   eBay Inc.!!...................................................        3,091
   22,450   Fiserv, Inc.!!................................................          707
   22,050   Omnicom Group Inc. ...........................................        1,194
   13,850   Quintiles Transnational Corporation!!.........................          168
   20,325   Robert Half International Inc.!!..............................          271
   16,725   Sabre Holdings Corporation!!..................................          266
   96,925   Solectron Corporation!!.......................................          293
   13,050   TMP Worldwide Inc.!!..........................................          140
   69,800   Waste Management, Inc. .......................................        1,478
                                                                             ----------
                                                                                 11,004
                                                                             ----------
            COMPUTER SERVICES -- 1.1%
   70,325   Automatic Data Processing, Inc. ..............................        2,165
   21,950   Computer Sciences Corporation!!(a)............................          714
   59,675   Concord EFS, Inc.!!(a)........................................          561
   20,350   Convergys Corporation!!.......................................          269
   55,875   Electronic Data Systems Corporation...........................          983
   16,675   Equifax Inc. .................................................          333
   88,225   First Data Corporation##......................................        3,266
   44,150   Paychex, Inc. ................................................        1,213
   33,225   Sungard Data Systems, Inc.!!..................................          708
   38,275   Unisys Corporation!!..........................................          354
                                                                             ----------
                                                                                 10,566
                                                                             ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 3.9%
   42,275   Apple Computer, Inc.!!........................................          598
  302,525   Dell Computer Corporation!!...................................        8,262
  258,025   EMC Corporation!!.............................................        1,866
   38,000   Gateway, Inc.!!...............................................           90
  358,051   Hewlett-Packard Company.......................................        5,568
  198,250   International Business Machines Corporation...................       15,548
   23,250   Jabil Circuit, Inc.!!.........................................          407
   14,775   Lexmark International, Inc.!!.................................          989
   11,450   NCR Corporation!!.............................................          210
   39,800   Network Appliance, Inc.!!.....................................          445
   27,750   Pitney Bowes Inc. ............................................          886
  374,750   Sun Microsystems, Inc.!!......................................        1,222
   86,250   Xerox Corporation!!(a)........................................          750
                                                                             ----------
                                                                                 36,841
                                                                             ----------
            CONGLOMERATES -- 0.5%
   23,725   Dover Corporation.............................................          575
    9,425   Fluor Corporation.............................................          317
   15,950   Textron, Inc. ................................................          438
  234,125   Tyco International Ltd.##.....................................        3,011
   11,900   Vulcan Materials Company......................................          360
                                                                             ----------
                                                                                  4,701
                                                                             ----------
            CONSTRUCTION -- 0.0%+
    5,625   KB HOME.......................................................          256
                                                                             ----------
            CONSUMER CREDIT AND MORTGAGES -- 2.2%
  154,175   American Express Company......................................        5,124
   14,825   Countrywide Financial Corporation.............................          852
  116,700   Fannie Mae....................................................        7,627

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            CONSUMER CREDIT AND MORTGAGES -- (CONTINUED)
   81,600   Freddie Mac...................................................   $    4,333
  149,862   MBNA Corporation..............................................        2,255
   33,900   Providian Financial Corporation!!.............................          222
                                                                             ----------
                                                                                 20,413
                                                                             ----------
            CONSUMER SERVICES -- 0.0%+
   13,100   Harrah's Entertainment, Inc.!!................................          468
                                                                             ----------
            DEPARTMENT AND DISCOUNT STORES -- 4.0%
   53,475   Costco Wholesale Corporation!!................................        1,606
    9,925   Dillard's, Inc., Class A......................................          128
   39,100   Dollar General Corporation....................................          477
   22,300   Federated Department Stores, Inc.!!...........................          625
   31,475   J.C. Penney Company, Inc. ....................................          618
   39,550   Kohl's Corporation!!..........................................        2,238
   37,100   Sears, Roebuck and Company(a).................................          896
  106,600   Target Corporation............................................        3,119
   33,800   The May Department Stores Company.............................          672
  517,750   Wal-Mart Stores, Inc. ........................................       26,939
                                                                             ----------
                                                                                 37,318
                                                                             ----------
            DIVERSIFIED ELECTRONICS -- 0.2%
   10,950   Cooper Industries, Ltd. ......................................          391
   34,225   Eastman Kodak Company(a)......................................        1,013
   43,625   LSI Logic Corporation!!.......................................          197
   27,050   Symbol Technologies, Inc. ....................................          233
                                                                             ----------
                                                                                  1,834
                                                                             ----------
            DIVERSIFIED MANUFACTURING -- 4.7%
   45,775   3M Company##..................................................        5,953
    9,450   Allegheny Technologies Inc. ..................................           27
    9,225   Black & Decker Corporation....................................          322
    6,975   Crane Company.................................................          122
   17,875   Danaher Corporation...........................................        1,175
1,167,225   General Electric Company......................................       29,765
  122,475   Gillette Company##............................................        3,789
  100,350   Honeywell International Inc. .................................        2,143
   10,775   ITT Industries, Inc. .........................................          575
   59,750   Sanmina -- SCI Corporation!!..................................          241
   10,725   W.W. Grainger, Inc. ..........................................          460
                                                                             ----------
                                                                                 44,572
                                                                             ----------
            ELECTRIC POWER -- NON NUCLEAR -- 1.2%
   63,775   AES Corporation!!.............................................          231
   14,750   Allegheny Energy, Inc.(a).....................................           92
   44,350   Calpine Corporation!!(a)......................................          146
   19,750   Cinergy Corporation...........................................          665
   16,900   CMS Energy Corporation(a).....................................           75
   25,050   Consolidated Edison, Inc.(a)..................................          964
   19,325   Constellation Energy Group, Inc. .............................          536
   43,550   Dynegy Inc., Class A(a).......................................          114
   38,225   Edison International!!........................................          523
   26,050   Entergy Corporation...........................................        1,254
   47,375   Mirant Corporation!!(a).......................................           76
   29,200   NiSource Inc. ................................................          531
   47,800   PG & E Corporation!!..........................................          643
   10,600   Pinnacle West Capital Corporation.............................          352
    9,375   Power-One, Inc.!!.............................................           41
   19,300   PPL Corporation...............................................          687

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations LargeCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
   26,100   Public Service Enterprise Group Inc. .........................   $      958
   83,700   Southern Company..............................................        2,380
   20,600   TECO Energy, Inc.(a)..........................................          219
   37,775   TXU Corporation...............................................          674
   46,775   Xcel Energy, Inc.(a)..........................................          599
                                                                             ----------
                                                                                 11,760
                                                                             ----------
            ELECTRIC POWER -- NUCLEAR -- 1.1%
   18,675   Ameren Corporation............................................          729
   45,600   American Electric Power Company, Inc. ........................        1,042
   36,025   Dominion Resources, Inc. .....................................        1,996
   19,650   DTE Energy Company............................................          759
  104,575   Duke Energy Corporation.......................................        1,521
   37,875   Exelon Corporation............................................        1,909
   34,900   FirstEnergy Corporation.......................................        1,099
   21,400   FPL Group, Inc. ..............................................        1,261
                                                                             ----------
                                                                                 10,316
                                                                             ----------
            ELECTRICAL EQUIPMENT -- 0.3%
   49,375   Emerson Electric Company......................................        2,240
   22,500   Molex Inc. ...................................................          483
    6,850   Thomas & Betts Corporation!!..................................           97
                                                                             ----------
                                                                                  2,820
                                                                             ----------
            ENERGY -- MISCELLANEOUS -- 0.1%
   35,700   CenterPoint Energy Inc.(a)....................................          252
   27,825   Progress Energy, Inc. ........................................        1,089
   19,600   Progress Energy, Inc., CVO!!@(e)(f)...........................            9
                                                                             ----------
                                                                                  1,350
                                                                             ----------
            EXPLORATION AND PRODUCTION -- 0.3%
   29,175   Anadarko Petroleum Corporation................................        1,328
   18,375   Devon Energy Corporation......................................          886
   13,550   EOG Resources, Inc. ..........................................          536
                                                                             ----------
                                                                                  2,750
                                                                             ----------
            FINANCE -- MISCELLANEOUS -- 0.6%
   26,025   Capital One Financial Corporation.............................          781
   20,950   H & R Block, Inc. ............................................          894
   11,775   MGIC Investment Corporation...................................          462
   17,725   Moody's Corporation...........................................          819
   18,000   SLM Corporation...............................................        1,998
   35,725   Synovus Financial Corporation(a)..............................          639
                                                                             ----------
                                                                                  5,593
                                                                             ----------
            FOOD AND DRUG STORES -- 0.9%
   44,475   Albertson's, Inc. ............................................          838
   46,100   CVS Corporation...............................................        1,099
   51,750   Safeway Inc.!!................................................          980
   15,675   SUPERVALU Inc. ...............................................          243
   89,525   The Kroger Company!!..........................................        1,177
  120,225   Walgreen Company..............................................        3,545
   16,525   Winn-Dixie Stores, Inc. ......................................          218
                                                                             ----------
                                                                                  8,100
                                                                             ----------
            FOOD PRODUCTS -- 1.5%
   75,725   Archer-Daniels-Midland Company................................          818
   48,150   Campbell Soup Company.........................................        1,011
   62,975   ConAgra Foods, Inc. ..........................................        1,265
   43,250   General Mills, Inc. ..........................................        1,969

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            FOOD PRODUCTS -- (CONTINUED)
   41,225   H.J. Heinz Company............................................   $    1,204
   15,975   Hershey Foods Corporation.....................................        1,001
   47,875   Kellogg Company...............................................        1,467
   16,425   McCormick and Company, Inc. ..................................          396
   91,800   Sara Lee Corporation..........................................        1,717
   76,675   SYSCO Corporation.............................................        1,951
   26,425   Wm. Wrigley Jr. Company.......................................        1,493
                                                                             ----------
                                                                                 14,292
                                                                             ----------
            HEALTH SERVICES -- 1.2%
   16,600   Anthem, Inc.!!................................................        1,100
   60,200   HCA Inc.##....................................................        2,490
   28,000   Health Management Associates, Inc., Class A...................          532
   46,500   HEALTHSOUTH Corporation!!(a)..................................            3
   19,025   Humana Inc.!!.................................................          183
   11,300   Manor Care, Inc.!!............................................          217
   34,125   McKesson Corporation..........................................          851
   12,325   Quest Diagnostics Inc.!!(a)...................................          736
   55,562   Tenet Healthcare Corporation!!................................          928
   35,700   UnitedHealth Group Inc. ......................................        3,272
   17,450   Wellpoint Health Networks Inc.!!..............................        1,339
                                                                             ----------
                                                                                 11,651
                                                                             ----------
            HEAVY MACHINERY -- 0.8%
   40,375   Caterpillar Inc. .............................................        1,986
    4,875   Cummins, Inc.(a)..............................................          120
   28,075   Deere & Company...............................................        1,102
   36,050   Illinois Tool Works Inc. .....................................        2,096
   19,850   Ingersoll-Rand Company, Class A...............................          766
    7,475   McDermott International, Inc.!!...............................           22
   13,600   PACCAR, Inc. .................................................          684
   13,850   Parker-Hannifin Corporation...................................          537
   19,175   Thermo Electron Corporation!!.................................          347
                                                                             ----------
                                                                                  7,660
                                                                             ----------
            HOUSEHOLD PRODUCTS -- 2.6%
    6,850   Alberto-Culver Company, Class B...............................          338
    7,725   American Greetings Corporation, Class A!!.....................          101
   27,600   Avon Products, Inc. ..........................................        1,575
   63,125   Colgate-Palmolive Company.....................................        3,437
   17,500   Fortune Brands, Inc. .........................................          750
   11,075   International Flavors & Fragrances, Inc. .....................          344
   60,325   Kimberly-Clark Corporation....................................        2,742
  151,650   Procter & Gamble Company......................................       13,504
   25,800   The Clorox Company............................................        1,191
    6,850   Tupperware Corporation........................................           95
                                                                             ----------
                                                                                 24,077
                                                                             ----------
            HOUSING AND FURNISHING -- 0.4%
    7,250   Centex Corporation............................................          394
   22,825   Leggett & Platt, Inc. ........................................          417
   57,700   Masco Corporation.............................................        1,075
    9,150   Maytag Corporation............................................          174
   31,350   Newell Rubbermaid Inc. .......................................          889
    7,175   Pulte Corporation.............................................          360
   10,350   Stanley Works.................................................          248
    8,000   Whirlpool Corporation.........................................          392
                                                                             ----------
                                                                                  3,949
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

NATIONS FUNDS

Nations LargeCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            INSURANCE -- 4.7%
   30,800   ACE Ltd. .....................................................   $      892
   17,650   Aetna Inc. ...................................................          870
   60,550   AFLAC, Inc. ..................................................        1,941
   82,450   Allstate Corporation..........................................        2,734
   12,425   Ambac Financial Group, Inc. ..................................          628
  305,975   American International Group, Inc. ...........................       15,129
   36,325   Aon Corporation...............................................          751
   20,075   Chubb Corporation.............................................          890
   16,375   CIGNA Corporation.............................................          749
   18,950   Cincinnati Financial Corporation..............................          665
   29,950   Hartford Financial Services Group, Inc. ......................        1,057
   16,825   Jefferson-Pilot Corporation...................................          647
   33,800   John Hancock Financial Services, Inc. ........................          939
   20,775   Lincoln National Corporation..................................          582
   21,750   Loews Corporation.............................................          867
   63,000   Marsh & McLennan Companies, Inc. .............................        2,685
   17,025   MBIA, Inc. ...................................................          658
   82,150   MetLife, Inc.(a)..............................................        2,167
   37,575   Principal Financial Group, Inc. ..............................        1,020
   25,550   Progressive Corporation.......................................        1,515
   66,400   Prudential Financial, Inc. ...................................        1,942
   16,200   SAFECO Corporation............................................          567
   26,575   The St. Paul Companies, Inc. .................................          845
   13,900   Torchmark Corporation.........................................          498
  118,012   Travelers Property Casualty Corporation, Class B..............        1,665
   28,325   UnumProvident Corporation.....................................          278
   15,925   XL Capital Ltd., Class A......................................        1,127
                                                                             ----------
                                                                                 44,308
                                                                             ----------
            INTEGRATED OIL -- 4.5%
   10,475   Amerada Hess Corporation......................................          464
   18,743   Apache Corporation............................................        1,157
   23,625   Burlington Resources Inc. ....................................        1,127
  125,300   ChevronTexaco Corporation.....................................        8,101
  789,275   Exxon Mobil Corporation.......................................       27,585
   11,775   Kerr-McGee Corporation........................................          478
   36,625   Marathon Oil Corporation......................................          878
   44,325   Occidental Petroleum Corporation(a)...........................        1,328
    8,950   Sunoco, Inc. .................................................          327
   30,250   Unocal Corporation............................................          796
                                                                             ----------
                                                                                 42,241
                                                                             ----------
            INVESTMENT SERVICES -- 2.1%
   11,650   Bear Stearns Companies Inc. ..................................          764
  157,600   Charles Schwab Corporation....................................        1,138
   30,200   Franklin Resources, Inc. .....................................          994
   55,350   Goldman Sachs Group, Inc. ....................................        3,768
   26,100   Janus Capital Group Inc. .....................................          297
   28,450   Lehman Brothers Holdings Inc. ................................        1,643
  101,400   Merrill Lynch & Company, Inc. ................................        3,590
  127,075   Morgan Stanley................................................        4,874
   25,925   Northern Trust Corporation....................................          789
   38,950   State Street Corporation......................................        1,232
   14,350   T Rowe Price Group Inc. ......................................          389
                                                                             ----------
                                                                                 19,478
                                                                             ----------
            LODGING AND RECREATION -- 0.8%
   10,575   Brunswick Corporation.........................................          201
   68,850   Carnival Corporation(a).......................................        1,660
   35,500   Harley-Davidson, Inc. ........................................        1,410

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            LODGING AND RECREATION -- (CONTINUED)
   20,300   Hasbro, Inc. .................................................   $      282
   44,150   Hilton Hotels Corporation.....................................          513
    9,975   International Game Technology!!(a)............................          817
   27,425   Marriott International, Inc., Class A.........................          872
   51,300   Mattel, Inc. .................................................        1,154
   23,425   Starwood Hotels & Resorts Worldwide, Inc. ....................          557
                                                                             ----------
                                                                                  7,466
                                                                             ----------
            MEDICAL DEVICES AND SUPPLIES -- 5.1%
  183,375   Abbott Laboratories...........................................        6,897
   24,575   Applera Corporation -- Applied Biosystems Group...............          389
    6,250   Bausch & Lomb Inc. ...........................................          206
   69,600   Baxter International Inc. ....................................        1,297
   29,875   Becton Dickinson & Company....................................        1,029
   30,375   Biomet, Inc. .................................................          931
   47,850   Boston Scientific Corporation!!...............................        1,950
    6,050   C.R. Bard, Inc. ..............................................          382
   53,025   Cardinal Health, Inc. ........................................        3,021
   36,000   Guidant Corporation!!.........................................        1,303
  348,450   Johnson & Johnson.............................................       20,165
  143,050   Medtronic, Inc. ..............................................        6,454
   20,825   St. Jude Medical, Inc.!!......................................        1,015
   23,225   Stryker Corporation(a)........................................        1,594
   15,150   Waters Corporation!!..........................................          321
   22,875   Zimmer Holdings, Inc.!!.......................................        1,112
                                                                             ----------
                                                                                 48,066
                                                                             ----------
            METALS AND MINING -- 0.4%
   99,100   Alcoa Inc. ...................................................        1,921
   17,000   Freeport-McMoran Copper & Gold, Inc., Class B!!(a)............          290
   47,125   Newmont Mining Corporation(a).................................        1,232
   10,425   Phelps Dodge Corporation!!....................................          339
   10,075   Worthington Industries, Inc. .................................          120
                                                                             ----------
                                                                                  3,902
                                                                             ----------
            NATURAL GAS DISTRIBUTION -- 0.2%
   70,250   El Paso Corporation(a)........................................          425
   18,350   KeySpan Corporation...........................................          592
    5,175   NICOR Inc. ...................................................          141
    4,175   Peoples Energy Corporation....................................          149
   24,175   Sempra Energy.................................................          603
   60,600   Williams Companies, Inc. .....................................          278
                                                                             ----------
                                                                                  2,188
                                                                             ----------
            NATURAL GAS PIPELINES -- 0.1%
   14,300   Kinder Morgan, Inc. ..........................................          644
                                                                             ----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.1%
   94,050   ADC Telecommunications, Inc.!!................................          194
   23,000   American Power Conversion Corporation!!.......................          328
   11,525   Andrew Corporation!!(a).......................................           63
   43,725   Avaya Inc.!!..................................................           89
   50,850   CIENA Corporation!!...........................................          222
  834,200   Cisco Systems, Inc.!!.........................................       10,829
   22,025   Comverse Technology, Inc.!!...................................          249

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations LargeCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- (CONTINUED)
  140,600   Corning Inc.!!(a).............................................   $      821
  166,025   JDS Uniphase Corporation!!....................................          473
  458,775   Lucent Technologies Inc.!!(a).................................          674
  269,900   Motorola, Inc. ...............................................        2,229
   92,525   QUALCOMM Inc. ................................................        3,337
   17,925   Scientific-Atlanta, Inc. .....................................          246
   48,325   Tellabs, Inc.!!...............................................          280
                                                                             ----------
                                                                                 20,034
                                                                             ----------
            OIL REFINING AND MARKETING -- 0.5%
   79,402   ConocoPhillips................................................        4,256
   15,225   Noble Corporation!!(a)........................................          478
                                                                             ----------
                                                                                  4,734
                                                                             ----------
            OILFIELD SERVICES -- 0.8%
   39,525   Baker Hughes Inc. ............................................        1,183
   18,500   BJ Services Company!!.........................................          636
   51,200   Halliburton Company...........................................        1,061
   16,975   Nabors Industries, Ltd.!!.....................................          677
   10,975   Rowan Companies, Inc. ........................................          216
   68,300   Schlumberger Ltd. ............................................        2,596
   37,450   Transocean Inc. ..............................................          766
                                                                             ----------
                                                                                  7,135
                                                                             ----------
            PACKAGING AND CONTAINERS -- 0.1%
    6,675   Ball Corporation..............................................          372
    6,200   Bemis Company, Inc. ..........................................          261
   18,600   Pactiv Corporation!!..........................................          378
    9,850   Sealed Air Corporation!!(a)...................................          394
                                                                             ----------
                                                                                  1,405
                                                                             ----------
            PAPER AND FOREST PRODUCTS -- 0.5%
    6,825   Boise Cascade Corporation.....................................          149
   29,325   Georgia-Pacific Corporation...................................          408
   56,175   International Paper Company...................................        1,898
   12,275   Louisiana-Pacific Corporation!!...............................           97
   23,475   Meadwestvaco Corporation......................................          535
   21,675   Plum Creek Timber Company, Inc. ..............................          468
    6,300   Temple-Inland Inc. ...........................................          236
   25,675   Weyerhaeuser Company(a).......................................        1,228
                                                                             ----------
                                                                                  5,019
                                                                             ----------
            PHARMACEUTICALS -- 8.8%
   15,175   Allergan, Inc. ...............................................        1,035
   12,925   AmerisourceBergen Corporation.................................          679
  150,967   Amgen Inc.!!..................................................        8,688
   17,475   Biogen, Inc.!!................................................          524
  227,200   Bristol-Myers Squibb Company..................................        4,801
   21,925   Chiron Corporation!!..........................................          822
  131,775   Eli Lilly and Company.........................................        7,531
   42,575   Forest Laboratories, Inc.!!...................................        2,298
   25,175   Genzyme Corporation!!.........................................          918
   28,675   IMS Health Inc. ..............................................          448
   28,250   King Pharmaceuticals, Inc.!!..................................          337
   29,500   MedImmune, Inc.!!.............................................          968
  263,400   Merck & Company, Inc. ........................................       14,429
  722,800   Pfizer Inc. ..................................................       22,522
  151,650   Pharmacia Corporation.........................................        6,566
  172,025   Schering-Plough Corporation...................................        3,067

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            PHARMACEUTICALS -- (CONTINUED)
   12,550   Watson Pharmaceuticals, Inc.!!................................   $      361
  155,500   Wyeth.........................................................        5,881
                                                                             ----------
                                                                                 81,875
                                                                             ----------
            PUBLISHING AND ADVERTISING -- 0.8%
    7,250   Deluxe Corporation............................................          291
    9,600   Dow Jones & Company, Inc. ....................................          340
   31,350   Gannett Company, Inc. ........................................        2,208
   45,225   Interpublic Group of Companies, Inc.(a).......................          421
    9,575   Knight-Ridder, Inc. ..........................................          560
   22,725   McGraw-Hill Companies, Inc. ..................................        1,263
    5,850   Meredith Corporation..........................................          223
   17,750   New York Times Company, Class A...............................          766
   13,300   R.R. Donnelley & Sons Company.................................          244
   35,750   Tribune Company...............................................        1,609
                                                                             ----------
                                                                                  7,925
                                                                             ----------
            RAILROADS, TRUCKING AND SHIPPING -- 1.5%
   43,975   Burlington Northern Santa Fe Corporation......................        1,095
   25,175   CSX Corporation...............................................          718
   35,000   FedEx Corporation.............................................        1,927
   45,625   Norfolk Southern Corporation..................................          847
    7,325   Ryder System, Inc. ...........................................          150
   29,775   Union Pacific Corporation.....................................        1,638
  131,825   United Parcel Service, Inc., Class B..........................        7,514
                                                                             ----------
                                                                                 13,889
                                                                             ----------
            REAL ESTATE -- 0.0%+
   11,000   Apartment Investment and Management Company...................          401
                                                                             ----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.3%
   48,300   Equity Office Properties Trust................................        1,229
   31,775   Equity Residential Properties Trust...........................          765
   21,625   Simon Property Group, Inc. ...................................          775
                                                                             ----------
                                                                                  2,769
                                                                             ----------
            RESTAURANTS -- 0.5%
   20,050   Darden Restaurants, Inc. .....................................          358
  148,875   McDonald's Corporation........................................        2,153
   45,475   Starbucks Corporation!!.......................................        1,171
   13,525   Wendy's International, Inc. ..................................          372
   34,675   Yum! Brands, Inc.!!...........................................          844
                                                                             ----------
                                                                                  4,898
                                                                             ----------
            SEMICONDUCTORS -- 3.0%
   40,300   Advanced Micro Devices, Inc.!!(a).............................          249
   54,775   Agilent Technologies, Inc.!!..................................          720
   44,875   Altera Corporation!!..........................................          608
   42,725   Analog Devices, Inc.!!........................................        1,175
  193,575   Applied Materials, Inc.!!.....................................        2,435
   35,625   Applied Micro Circuits Corporation!!..........................          116
   32,350   Broadcom Corporation, Class A!!(a)............................          400
  777,100   Intel Corporation.............................................       12,650
   22,300   KLA-Tencor Corporation!!(a)...................................          802
   36,700   Linear Technology Corporation.................................        1,133
   37,900   Maxim Integrated Products, Inc. ..............................        1,369

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

NATIONS FUNDS

Nations LargeCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            SEMICONDUCTORS -- (CONTINUED)
   71,275   Micron Technology, Inc.!!.....................................   $      580
   21,300   National Semiconductor Corporation!!..........................          363
   17,550   Novellus Systems, Inc.!!......................................          479
   18,500   NVIDIA Corporation!!(a).......................................          238
   14,825   PerkinElmer, Inc. ............................................          132
   19,650   PMC -- Sierra, Inc.!!.........................................          117
   11,000   QLogic Corporation!!(a).......................................          409
   10,200   Tektronix, Inc.!!.............................................          175
   21,475   Teradyne, Inc.!!(a)...........................................          250
  203,050   Texas Instruments Inc. .......................................        3,323
   39,575   Xilinx, Inc.!!................................................          926
                                                                             ----------
                                                                                 28,649
                                                                             ----------
            SOFTWARE -- 4.9%
   27,100   Adobe Systems Inc. ...........................................          835
   13,300   Autodesk, Inc. ...............................................          203
   27,375   BMC Software, Inc.!!..........................................          413
   20,050   Citrix Systems, Inc.!!........................................          264
   67,400   Computer Associates International, Inc.(a)....................          921
   44,350   Compuware Corporation!!.......................................          150
   16,775   Electronic Arts Inc.!!(a).....................................          984
   24,125   Intuit Inc.!!.................................................          897
    9,900   Mercury Interactive Corporation!!.............................          294
1,255,250   Microsoft Corporation.........................................       30,389
   43,200   Novell, Inc.!!................................................           93
  618,050   Oracle Corporation!!..........................................        6,705
   30,800   Parametric Technology Corporation!!...........................           67
   36,700   PeopleSoft, Inc.!!............................................          562
   56,825   Siebel Systems, Inc.!!........................................          455
   17,350   Symantec Corporation!!........................................          680
   48,275   VERITAS Software Corporation!!(a).............................          849
   69,300   Yahoo! Inc.!!(a)..............................................        1,665
                                                                             ----------
                                                                                 46,426
                                                                             ----------
            SPECIALTY STORES -- 2.1%
   34,500   Bed Bath & Beyond Inc.!!......................................        1,192
   37,725   Best Buy Company, Inc.!!......................................        1,017
   13,625   Big Lots Inc.!!...............................................          153
   24,700   Circuit City Stores -- Circuit City Group.....................          128
   20,175   Family Dollar Stores, Inc. ...................................          623
  103,675   Gap, Inc. ....................................................        1,502

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            SPECIALTY STORES -- (CONTINUED)
  272,800   Home Depot, Inc. .............................................   $    6,645
   61,350   Limited Brands................................................          790
   91,600   Lowe's Companies, Inc. .......................................        3,739
   15,875   Nordstrom, Inc. ..............................................          257
   36,200   Office Depot, Inc.!!..........................................          428
   19,750   RadioShack Corporation........................................          440
   17,575   Sherwin-Williams Company......................................          465
   55,525   Staples, Inc.!!...............................................        1,018
   17,025   Tiffany & Company.............................................          426
   61,625   TJX Companies, Inc. ..........................................        1,085
   24,925   Toys R Us, Inc.!!.............................................          209
                                                                             ----------
                                                                                 20,117
                                                                             ----------
            STEEL -- 0.0%+
    9,175   Nucor Corporation.............................................          350
   12,000   United States Steel Corporation...............................          118
                                                                             ----------
                                                                                    468
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 3.6%
   90,375   A T & T Corporation...........................................        1,464
   36,475   ALLTEL Corporation............................................        1,633
  317,775   AT&T Wireless Services Inc.!!.................................        2,097
  218,300   BellSouth Corporation.........................................        4,731
   16,725   CenturyTel, Inc. .............................................          462
   33,100   Citizens Communications Company!!.............................          330
  112,975   Nextel Communications, Inc., Class A!!........................        1,513
  198,850   Qwest Communications International Inc.!!.....................          694
  389,450   SBC Communications Inc. ......................................        7,812
  104,925   Sprint Corporation (FON Group)................................        1,233
  117,200   Sprint Corporation (PCS Group)!!(a)...........................          511
  320,900   Verizon Communications Inc. ..................................       11,343
                                                                             ----------
                                                                                 33,823
                                                                             ----------
            TOBACCO -- 0.9%
  242,650   Altria Group, Inc. ...........................................        7,270
    9,950   R.J. Reynolds Tobacco Holdings, Inc. .........................          321
   19,675   UST Inc. .....................................................          543
                                                                             ----------
                                                                                  8,134
                                                                             ----------
            TOTAL COMMON STOCKS
              (Cost $1,073,015)...........................................      917,191
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations LargeCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


 SHARES                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 5.1%
              (Cost $48,182)
   48,182   Nations Cash Reserves, Capital Class Shares#..................   $   48,182
                                                                             ----------
            TOTAL INVESTMENTS
              (Cost $1,121,197*)................................   102.5%       965,373
                                                                             ----------
            SHORT POSITION (0.0)%+
              (Proceeds $9)
       (1)  Hudson Highland Group, Inc. ........................      (9)
                                                                   -----
            OTHER ASSETS AND LIABILITIES (NET)..................    (2.5)%
            Receivable for investment securities sold.....................   $    1,583
            Receivable for Fund shares sold...............................        1,980
            Dividends receivable..........................................        1,275
            Interest receivable...........................................            1
            Securities sold short (proceeds $9), at value.................           (9)
            Variation margin/due to broker................................         (449)
            Collateral on securities loaned...............................      (26,205)
            Payable for Fund shares redeemed..............................         (320)
            Investment advisory fee payable...............................          (77)
            Administration fee payable....................................         (184)
            Shareholder servicing and distribution fees payable...........           (5)
            Due to custodian..............................................           (1)
            Payable for investment securities purchased...................         (698)
            Accrued Trustees' fees and expenses...........................          (67)
            Accrued expenses and other liabilities........................         (353)
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................      (23,529)
                                                                             ----------
            NET ASSETS..........................................   100.0%    $  941,844
                                                                             ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $    3,465
            Accumulated net realized loss on investments sold and futures
              contracts...................................................     (210,215)
            Net unrealized depreciation of investments and futures
              contracts...................................................     (155,568)
            Paid-in capital...............................................    1,304,162
                                                                             ----------
            NET ASSETS....................................................   $  941,844
                                                                             ==========


                                                                                VALUE
----------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($918,183,889 / 56,098,533 shares outstanding)..............       $16.37
                                                                             ==========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($23,660,433 / 1,454,129 shares outstanding)................       $16.27
                                                                             ==========

---------------

 *Federal income tax information (see Note 12).

!!Non-income producing security.

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 +Amount represents less than 0.1%.

 >Affiliated security

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $26,205.

##All or a portion of security segregated as collateral for futures contracts.

(a) All or portion of security was on loan at March 31, 2003. The aggregate cost and market value of securities on loan at March 31, 2003, is $74,334 and $24,811, respectively.

(e) Fair valued security.

(f) Restricted security.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

NATIONS FUNDS

Nations Managed Index Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                                 VALUE
 SHARES                                                                          (000)
-----------------------------------------------------------------------------------------
              COMMON STOCKS -- 83.9%
              AEROSPACE AND DEFENSE -- 0.3%
  16,700      Rockwell Automation Inc. .....................................   $     345
   4,600      United Technologies Corporation...............................         266
                                                                               ---------
                                                                                     611
                                                                               ---------
              APPAREL AND TEXTILES -- 1.5%
  30,300      Jones Apparel Group, Inc.!!...................................         831
  40,200      Liz Claiborne, Inc.##.........................................       1,243
  27,100      V.F. Corporation..............................................       1,020
                                                                               ---------
                                                                                   3,094
                                                                               ---------
              AUTOMOTIVE -- 0.3%
   6,600      Eaton Corporation.............................................         461
  24,700      Ford Motor Company............................................         186
                                                                               ---------
                                                                                     647
                                                                               ---------
              BEVERAGES -- 1.0%
   8,400      Anheuser-Busch Companies, Inc. ...............................         392
  23,900      Coca-Cola Company##...........................................         967
   1,100      Coca-Cola Enterprises Inc. ...................................          21
  18,000      PepsiCo, Inc. ................................................         720
                                                                               ---------
                                                                                   2,100
                                                                               ---------
              BROADCASTING AND CABLE -- 0.9%
  97,000      AOL Time Warner Inc.!!........................................       1,053
     400      Clear Channel Communications, Inc.!!..........................          14
   7,700      Comcast Corporation, Class A!!................................         220
  18,200      Viacom Inc., Class B!!........................................         665
                                                                               ---------
                                                                                   1,952
                                                                               ---------
              BUILDING MATERIALS -- 0.0%+
     700      American Standard Companies Inc.!!............................          48
                                                                               ---------
              CHEMICALS -- BASIC -- 0.3%
     100      Air Products and Chemicals, Inc. .............................           4
   6,500      PPG Industries, Inc. .........................................         293
   5,400      Praxair, Inc. ................................................         304
                                                                               ---------
                                                                                     601
                                                                               ---------
              CHEMICALS -- SPECIALTY -- 0.4%
  12,700      Monsanto Company..............................................         208
  14,600      Sigma-Aldrich Corporation.....................................         650
                                                                               ---------
                                                                                     858
                                                                               ---------
              COMMERCIAL BANKING -- 8.9%
  49,900      Bank One Corporation##........................................       1,728
   2,200      BB&T Corporation..............................................          69
   1,700      Charter One Financial, Inc. ..................................          47
 138,500      Citigroup Inc. ...............................................       4,772
   3,800      Fifth Third Bancorp...........................................         191
   3,700      FleetBoston Financial Corporation.............................          88
  11,200      Golden West Financial Corporation.............................         806
  75,800      J.P. Morgan Chase & Company...................................       1,797
   2,200      Marshall and Ilsley Corporation...............................          56
   1,300      SouthTrust Corporation........................................          33
  18,000      SunTrust Banks, Inc. .........................................         948
  29,300      The Bank of New York Company, Inc. ...........................         601
   4,000      Union Planters Corporation....................................         105

                                                                                 VALUE
 SHARES                                                                          (000)
-----------------------------------------------------------------------------------------
              COMMERCIAL BANKING -- (CONTINUED)
  96,600      US Bancorp....................................................   $   1,833
  50,400      Wachovia Corporation..........................................       1,717
  31,000      Washington Mutual, Inc. ......................................       1,093
  50,100      Wells Fargo & Company##.......................................       2,255
                                                                               ---------
                                                                                  18,139
                                                                               ---------
              COMMERCIAL SERVICES -- 0.5%
   8,400      Apollo Group Inc., Class A!!..................................         420
  29,800      Cendant Corporation!!.........................................         378
   3,200      eBay Inc.!!...................................................         273
                                                                               ---------
                                                                                   1,071
                                                                               ---------
              COMPUTER SERVICES -- 0.5%
  11,400      Computer Sciences Corporation!!...............................         371
  41,900      Convergys Corporation!!.......................................         553
     600      Equifax Inc. .................................................          12
  14,500      ProBusiness Services, Inc.!!..................................         193
                                                                               ---------
                                                                                   1,129
                                                                               ---------
              COMPUTERS AND OFFICE EQUIPMENT -- 3.9%
  67,200      Dell Computer Corporation!!...................................       1,835
 126,400      Hewlett-Packard Company.......................................       1,966
  43,400      International Business Machines Corporation...................       3,404
  11,800      Lexmark International, Inc.!!.................................         790
                                                                               ---------
                                                                                   7,995
                                                                               ---------
              CONGLOMERATES -- 0.9%
   2,800      Textron, Inc. ................................................          77
 132,600      Tyco International Ltd.##.....................................       1,705
                                                                               ---------
                                                                                   1,782
                                                                               ---------
              CONSUMER CREDIT AND MORTGAGES -- 3.6%
  55,300      American Express Company......................................       1,838
  12,100      Countrywide Financial Corporation.............................         696
  30,200      Fannie Mae....................................................       1,973
  35,700      Freddie Mac...................................................       1,895
  16,000      Household International, Inc.(e)..............................         438
  32,000      MBNA Corporation..............................................         482
  10,800      Providian Financial Corporation!!.............................          71
                                                                               ---------
                                                                                   7,393
                                                                               ---------
              CONSUMER SERVICES -- 0.0%+
   1,100      Harrah's Entertainment, Inc.!!................................          39
                                                                               ---------
              DEPARTMENT AND DISCOUNT STORES -- 1.9%
   6,900      J.C. Penney Company, Inc. ....................................         136
  71,800      Wal-Mart Stores, Inc. ........................................       3,735
                                                                               ---------
                                                                                   3,871
                                                                               ---------
              DIVERSIFIED ELECTRONICS -- 0.7%
   6,000      Cooper Industries, Ltd. ......................................         214
  43,000      Eastman Kodak Company.........................................       1,273
   1,200      Symbol Technologies, Inc. ....................................          10
                                                                               ---------
                                                                                   1,497
                                                                               ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Managed Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                                 VALUE
 SHARES                                                                          (000)
-----------------------------------------------------------------------------------------
              DIVERSIFIED MANUFACTURING -- 3.4%
  16,800      3M Company##..................................................   $   2,185
 173,700      General Electric Company##....................................       4,428
   4,100      Gillette Company..............................................         127
   4,000      ITT Industries, Inc. .........................................         214
                                                                               ---------
                                                                                   6,954
                                                                               ---------
              ELECTRIC POWER -- NON NUCLEAR -- 0.6%
  25,200      Edison International!!........................................         345
  34,000      PG & E Corporation!!..........................................         457
  60,000      Power-One, Inc.!!.............................................         264
   6,700      PPL Corporation...............................................         239
                                                                               ---------
                                                                                   1,305
                                                                               ---------
              ELECTRIC POWER -- NUCLEAR -- 0.6%
  12,500      American Electric Power Company, Inc. ........................         286
  20,300      Exelon Corporation............................................       1,023
                                                                               ---------
                                                                                   1,309
                                                                               ---------
              ELECTRICAL EQUIPMENT -- 0.3%
   9,400      Emerson Electric Company......................................         426
  13,500      Molex Inc. ...................................................         290
                                                                               ---------
                                                                                     716
                                                                               ---------
              EXPLORATION AND PRODUCTION -- 0.0%+
   1,800      EOG Resources, Inc. ..........................................          71
                                                                               ---------
              FINANCE -- MISCELLANEOUS -- 0.4%
   1,700      Capital One Financial Corporation.............................          51
  17,500      H & R Block, Inc.##...........................................         747
                                                                               ---------
                                                                                     798
                                                                               ---------
              FOOD AND DRUG STORES -- 0.4%
   6,800      CVS Corporation...............................................         162
  56,600      The Kroger Company!!..........................................         744
                                                                               ---------
                                                                                     906
                                                                               ---------
              FOOD PRODUCTS -- 1.5%
  50,400      ConAgra Foods, Inc. ..........................................       1,012
  25,800      H.J. Heinz Company............................................         753
     300      Hershey Foods Corporation.....................................          19
  55,100      SYSCO Corporation##...........................................       1,402
                                                                               ---------
                                                                                   3,186
                                                                               ---------
              HEALTH SERVICES -- 0.7%
  30,000      HCA Inc. .....................................................       1,240
   4,700      Quest Diagnostics Inc.!!......................................         281
                                                                               ---------
                                                                                   1,521
                                                                               ---------
              HEAVY MACHINERY -- 0.6%
  19,900      Illinois Tool Works Inc. .....................................       1,157
     900      Parker-Hannifin Corporation...................................          35
                                                                               ---------
                                                                                   1,192
                                                                               ---------
              HOUSEHOLD PRODUCTS -- 3.1%
   1,300      Avon Products, Inc. ..........................................          74
  20,000      Colgate-Palmolive Company.....................................       1,089
   3,900      Fortune Brands, Inc. .........................................         167
  35,600      Kimberly-Clark Corporation....................................       1,618
  34,200      Procter & Gamble Company##....................................       3,046
  10,600      The Clorox Company............................................         489
                                                                               ---------
                                                                                   6,483
                                                                               ---------

                                                                                 VALUE
 SHARES                                                                          (000)
-----------------------------------------------------------------------------------------
              HOUSING AND FURNISHING -- 0.5%
  11,300      Pulte Corporation.............................................   $     567
   9,300      Whirlpool Corporation.........................................         456
                                                                               ---------
                                                                                   1,023
                                                                               ---------
              INSURANCE -- 5.0%
  13,400      ACE Ltd. .....................................................         388
  18,900      AFLAC, Inc. ..................................................         606
  24,500      Allstate Corporation..........................................         813
   5,700      Ambac Financial Group, Inc. ..................................         288
  52,500      American International Group, Inc. ...........................       2,595
  16,400      Chubb Corporation.............................................         727
     200      Cincinnati Financial Corporation..............................           7
  14,900      Hartford Financial Services Group, Inc. ......................         526
  12,400      Loews Corporation.............................................         494
   9,800      MetLife, Inc. ................................................         259
  30,600      Principal Financial Group, Inc. ..............................         830
   7,900      Progressive Corporation.......................................         469
  41,700      Prudential Financial, Inc. ...................................       1,220
   3,900      SAFECO Corporation............................................         136
     400      The St. Paul Companies, Inc. .................................          13
  37,300      Travelers Property Casualty Corporation, Class B..............         526
   5,600      XL Capital Ltd., Class A......................................         396
                                                                               ---------
                                                                                  10,293
                                                                               ---------
              INTEGRATED OIL -- 4.0%
  24,800      Amerada Hess Corporation......................................       1,098
  10,100      Apache Corporation............................................         624
   4,800      ChevronTexaco Corporation.....................................         310
 128,700      Exxon Mobil Corporation##.....................................       4,498
     400      Kerr-McGee Corporation........................................          16
  14,200      Occidental Petroleum Corporation..............................         425
  50,700      Unocal Corporation............................................       1,334
                                                                               ---------
                                                                                   8,305
                                                                               ---------
              INVESTMENT SERVICES -- 2.0%
  59,800      Charles Schwab Corporation....................................         432
  23,200      Goldman Sachs Group, Inc. ....................................       1,578
  11,900      Janus Capital Group Inc. .....................................         136
  20,800      Merrill Lynch & Company, Inc. ................................         736
  24,500      Morgan Stanley................................................         940
   1,500      Northern Trust Corporation....................................          46
   6,000      State Street Corporation......................................         190
                                                                               ---------
                                                                                   4,058
                                                                               ---------
              LODGING AND RECREATION -- 1.1%
   9,800      Harley-Davidson, Inc. ........................................         389
  12,800      International Game Technology!!...............................       1,049
  32,900      Mattel, Inc. .................................................         740
                                                                               ---------
                                                                                   2,178
                                                                               ---------
              MEDICAL DEVICES AND SUPPLIES -- 4.1%
   9,200      Abbott Laboratories...........................................         346
   3,000      Bausch & Lomb Inc. ...........................................          99
  14,800      Becton Dickinson & Company....................................         510

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

NATIONS FUNDS

Nations Managed Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                                 VALUE
 SHARES                                                                          (000)
-----------------------------------------------------------------------------------------
              MEDICAL DEVICES AND SUPPLIES -- (CONTINUED)
   2,200      Biomet, Inc. .................................................   $      67
  17,700      Boston Scientific Corporation!!...............................         721
   2,500      Cardinal Health, Inc. ........................................         142
  20,900      Guidant Corporation!!.........................................         757
  67,700      Johnson & Johnson.............................................       3,918
  33,000      Medtronic, Inc.##.............................................       1,489
  15,700      Waters Corporation!!..........................................         332
   2,800      Zimmer Holdings, Inc.!!.......................................         136
                                                                               ---------
                                                                                   8,517
                                                                               ---------
              METALS AND MINING -- 0.1%
  11,000      Freeport-McMoran Copper & Gold, Inc., Class B!!(a)............         188
                                                                               ---------
              NATURAL GAS DISTRIBUTION -- 0.1%
   8,000      KeySpan Corporation...........................................         258
                                                                               ---------
              NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.0%
  13,600      American Power Conversion Corporation!!.......................         194
 221,700      Cisco Systems, Inc.!!.........................................       2,878
  49,100      Motorola, Inc. ...............................................         406
  17,700      QUALCOMM Inc. ................................................         638
   6,800      Tellabs, Inc.!!...............................................          39
                                                                               ---------
                                                                                   4,155
                                                                               ---------
              OIL REFINING AND MARKETING -- 0.1%
   8,900      Noble Corporation!!...........................................         280
                                                                               ---------
              OILFIELD SERVICES -- 0.8%
   4,100      Halliburton Company...........................................          85
  42,500      Schlumberger Ltd.##...........................................       1,615
                                                                               ---------
                                                                                   1,700
                                                                               ---------
              PACKAGING AND CONTAINERS -- 0.0%+
   3,100      Pactiv Corporation!!..........................................          63
                                                                               ---------
              PHARMACEUTICALS -- 8.5%
  24,800      Amgen Inc.!!..................................................       1,427
  29,300      Biogen, Inc.!!................................................         878
  94,100      Bristol-Myers Squibb Company..................................       1,988
  18,900      Eli Lilly and Company.........................................       1,080
   2,300      Forest Laboratories, Inc.!!...................................         124
  41,700      IMS Health Inc. ..............................................         651
  67,800      Merck & Company, Inc. ........................................       3,715
 151,319      Pfizer Inc. ..................................................       4,716
  55,572      Pharmacia Corporation.........................................       2,406
  24,300      Schering-Plough Corporation...................................         433
                                                                               ---------
                                                                                  17,418
                                                                               ---------
              PUBLISHING AND ADVERTISING -- 1.0%
   4,700      Deluxe Corporation............................................         189
  12,300      Gannett Company, Inc. ........................................         866
  11,100      Knight-Ridder, Inc. ..........................................         649

                                                                                 VALUE
 SHARES                                                                          (000)
-----------------------------------------------------------------------------------------
              PUBLISHING AND ADVERTISING -- (CONTINUED)
   5,800      McGraw-Hill Companies, Inc. ..................................   $     322
     500      Tribune Company...............................................          23
                                                                               ---------
                                                                                   2,049
                                                                               ---------
              RAILROADS, TRUCKING AND SHIPPING -- 2.1%
  10,000      Burlington Northern Santa Fe Corporation......................         249
  15,500      FedEx Corporation.............................................         854
  19,600      Union Pacific Corporation##...................................       1,078
  37,900      United Parcel Service, Inc., Class B..........................       2,160
                                                                               ---------
                                                                                   4,341
                                                                               ---------
              REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.5%
  16,900      Equity Office Properties Trust................................         430
  26,600      Equity Residential Properties Trust...........................         640
                                                                               ---------
                                                                                   1,070
                                                                               ---------
              RESTAURANTS -- 1.1%
  24,200      Darden Restaurants, Inc. .....................................         432
  94,600      McDonald's Corporation##......................................       1,368
  20,100      Yum! Brands, Inc.!!...........................................         489
                                                                               ---------
                                                                                   2,289
                                                                               ---------
              SEMICONDUCTORS -- 1.9%
   1,900      Analog Devices, Inc.!!........................................          52
  12,700      Applied Materials, Inc.!!.....................................         160
 173,400      Intel Corporation##...........................................       2,823
   6,400      Maxim Integrated Products, Inc. ..............................         231
   8,200      NVIDIA Corporation!!(a).......................................         105
   8,600      QLogic Corporation!!..........................................         319
   9,500      Texas Instruments Inc. .......................................         156
                                                                               ---------
                                                                                   3,846
                                                                               ---------
              SOFTWARE -- 5.3%
  27,600      Adobe Systems Inc. ...........................................         851
  15,700      Electronic Arts Inc.!!........................................         921
   3,700      Intuit Inc.!!.................................................         138
 270,925      Microsoft Corporation##.......................................       6,559
 214,200      Oracle Corporation!!..........................................       2,324
   4,600      PeopleSoft, Inc.!!............................................          70
   2,250      VERITAS Software Corporation!!................................          40
                                                                               ---------
                                                                                  10,903
                                                                               ---------
              SPECIALTY STORES -- 2.0%
  16,800      Gap, Inc. ....................................................         243
  20,800      Home Depot, Inc. .............................................         507
  25,500      Limited Brands................................................         328
  42,600      Lowe's Companies, Inc. .......................................       1,738
  44,300      Office Depot, Inc.!!..........................................         524
   4,300      RadioShack Corporation........................................          96
  14,700      Sherwin-Williams Company......................................         389
     500      Staples, Inc.!!...............................................           9
  23,100      TJX Companies, Inc. ..........................................         407
                                                                               ---------
                                                                                   4,241
                                                                               ---------
              TELECOMMUNICATIONS SERVICES -- 3.7%
  52,000      A T & T Corporation...........................................         842
  14,300      ALLTEL Corporation............................................         640
  15,400      AT&T Wireless Services Inc.!!.................................         102

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Managed Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                                 VALUE
 SHARES                                                                          (000)
-----------------------------------------------------------------------------------------
              TELECOMMUNICATIONS SERVICES -- (CONTINUED)
  20,000      BellSouth Corporation.........................................   $     433
   4,600      Citizens Communications Company!!.............................          46
  40,500      Nextel Communications, Inc., Class A!!........................         542
 107,000      SBC Communications Inc. ......................................       2,147
 115,600      Sprint Corporation (FON Group)................................       1,358
  44,600      Verizon Communications Inc. ..................................       1,577
                                                                               ---------
                                                                                   7,687
                                                                               ---------
              TOBACCO -- 0.8%
  57,200      Altria Group, Inc. ...........................................       1,714
                                                                               ---------
              TOTAL COMMON STOCKS
                (Cost $150,864).............................................     173,844
                                                                               ---------
CONTRACTS
---------
              PURCHASED OPTIONS -- 2.4%
   1,000      Call option
                American International Group
                Strike price 55.00
                Expires 05/17/03............................................          85
   2,500      Call option
                American International Group
                Strike price 60.00
                Expires 05/17/03............................................          50
   1,000      Call option
                Boston Scientific Corporation
                Strike price 45.00
                Expires 08/16/03............................................         303
   1,000      Call option
                Capital One
                Strike price 30.00
                Expires 09/20/03............................................         455
   1,000      Call option
                Cendant Corporation
                Strike price 12.50
                Expires 05/17/03............................................          92
   2,500      Call option
                Federated Department Stores
                Strike price 35.00
                Expires 04/18/03............................................          --++
   1,000      Call option
                General Dynamics Corporation
                Strike price 60.00
                Expires 08/16/03............................................         230
   1,000      Call option
                General Dynamics Corporation
                Strike price 75.00
                Expires 05/17/03............................................           5
   1,500      Call option
                Harley Davidson
                Strike price 50.00
                Expires 05/17/03............................................           7
   5,000      Call option
                Hewlett-Packard Company
                Strike price 17.50
                Expires 04/17/03............................................          75

                                                                                 VALUE
CONTRACTS                                                                        (000)
-----------------------------------------------------------------------------------------
              PURCHASED OPTIONS -- (CONTINUED)
   2,000      Call option
                MedImmune Inc.
                Strike price 27.50
                Expires 04/18/03............................................   $   1,120
   3,700      Call option
                MedImmune Inc.
                Strike price 32.50
                Expires 04/18/03............................................         583
     800      Call option
                S&P 500 Index
                Strike price 925.00
                Expires 04/19/03............................................         106
     400      Call option
                S&P 500 Index
                Strike price 875.00
                Expires 04/19/03............................................         380
     200      Call option
                S&P 500 Index
                Strike price 900.00
                Expires 06/21/03............................................         370
   2,500      Call option
                Target Corporation
                Strike price 35.00
                Expires 04/19/03............................................          13
     400      Call option
                Veritas
                Strike price 17.50
                Expires 01/17/04............................................         164
      20(c)   Call option on interest rate swap, expiring on 09/08/03. If exercised, Morgan Stanley pays fixed (3.32%) and receives 6
                month EURIBOR, Swap expires 09/10/08........................         101
      18(c)   Call option on interest rate swap, expiring on 07/24/03. If exercised Morgan Stanley pays fixed (3.51%) and receives 6
                month EURIBOR, Swap expires 07/28/08........................         156
      20(c)   Call option on interest rate swap, expiring on 07/17/03. If exercised, Commerzbank pays fixed (3.60%) and receives 6
                month EURIBOR, Swap expires 07/21/08........................         220
      41(c)   Call option on interest rate swap, expiring on 09/17/03. If exercised, Commerzbank pays fixed (2.95%) and receives 6
                month EURIBOR, Swap expires 09/19/08........................          51
      50(c)   Call option on interest rate swap, expiring on 05/20/03. If exercised, Commerzbank pays 3 month EURIBOR and receives
                fixed (2.36%), Swap expires 05/24/04........................          72
      45(c)   Call option on interest rate swap, expiring on 11/10/03. If exercised, Commerzbank pays fixed (2.75%) and receives 3
                month EURIBOR, Swap expires 11/12/04........................         177

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

NATIONS FUNDS

Nations Managed Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                                 VALUE
CONTRACTS                                                                        (000)
-----------------------------------------------------------------------------------------
              PURCHASED OPTIONS -- (CONTINUED)
     400      Put option
                Veritas Strike price 17.50 Expires 01/17/04.................   $     156
                                                                               ---------
              TOTAL PURCHASED OPTIONS
                (Cost $7,396)...............................................       4,971
                                                                               ---------
 SHARES
 (000)
---------
              INVESTMENT COMPANIES -- 16.6%
                (Cost $34,319)
  34,319      Nations Cash Reserves, Capital Class Shares#..................      34,319
                                                                               ---------
              TOTAL INVESTMENTS
                (Cost $192,579*)..................................    102.9%     213,134
                                                                               ---------
CONTRACTS
---------
              WRITTEN OPTIONS -- (2.3)%
  (2,500)     Call option
                American International Group
                Strike price 60.00
                Expires 05/17/03..................................  $   (50)
  (1,000)     Call option
                American International Group
                Strike price 55.00
                Expires 05/17/03..................................      (85)
  (2,000)     Call option
                Boston Scientific Corporation
                Strike price 50.00
                Expires 08/16/03..................................     (310)
  (2,200)     Call option
                Capital One
                Strike price 35.00
                Expires 09/20/03..................................     (528)
  (2,500)     Call option
                Cendant Corporation
                Strike price 15.00
                Expires 05/17/03..................................      (38)
  (5,000)     Call option
                Federated Department Stores
                Strike price 15.00
                Expires 05/17/03..................................       --++
  (2,500)     Call option
                General Dynamics Corporation
                Strike price 65.00
                Expires 08/16/03..................................     (288)
  (2,500)     Call option
                General Dynamics Corporation
                Strike price 80.00
                Expires 05/17/03..................................      (13)

                                                                                 VALUE
CONTRACTS                                                                        (000)
-----------------------------------------------------------------------------------------
              WRITTEN OPTIONS -- (CONTINUED)
  (3,000)     Call option
                Harley Davidson
                Strike price 52.50
                Expires 05/17/03..................................  $   (20)
 (10,000)     Call option
                Hewlett-Packard Company
                Strike price 20.00
                Expires 04/17/03..................................      (25)
  (3,700)     Call option
                MedImmune Inc.
                Strike price 32.50
                Expires 04/18/03..................................     (583)
  (2,000)     Call option
                MedImmune Inc.
                Strike price 27.50
                Expires 04/18/03..................................   (1,120)
    (300)     Call option
                Microsoft Corporation
                Strike price 25.00
                Expires 01/17/04..................................      (98)
    (400)     Call option
                S&P 500 Index
                Strike price 950.00
                Expires 06/21/03..................................     (272)
    (400)     Call option
                S&P 500 Index
                Strike price 900.00
                Expires 04/19/03..................................     (144)
    (600)     Call option
                S&P 500 Index
                Strike price 925.00
                Expires 04/19/03..................................      (79)
    (200)     Call option
                S&P 500 Index
                Strike price 875.00
                Expires 04/19/03..................................     (190)
  (5,000)     Call option
                Target Corporation
                Strike price 37.50
                Expires 04/19/03..................................      (25)
     (11)(c)  Call option on interest rate swap, expiring on
                05/20/03. If exercised, Commerzbank pays fixed
                (3.36%) and receives 6 month EURIBOR, Swap expires
                05/22/08..........................................     (113)
     (45)(c)  Call option on interest rate swap, expiring on
                11/10/03. If exercised, Commerzbank pays 3 month
                EURIBOR and receives fixed (2.25%), Swap expires
                11/12/04..........................................      (53)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Managed Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                                 VALUE
CONTRACTS                                                                        (000)
-----------------------------------------------------------------------------------------
              WRITTEN OPTIONS -- (CONTINUED)
     (20)(c)  Call option on interest rate swap, expiring on
                09/17/03. If exercised, Commerzbank pays 3 month
                LIBOR and receives fixed (2.70%),
                Swap expires 09/19/08.............................  $   (66)
     (20)(c)  Call option on interest rate swap, expiring on
                09/08/03. If exercised, Morgan Stanley pays 3
                month LIBOR and receives fixed (3.00%),
                Swap expires 09/10/08.............................     (136)
     (20)(c)  Call option on interest rate swap, expiring on
                07/24/03. If exercised, Morgan Stanley pays 3
                month LIBOR and receives fixed (3.15%),
                Swap expires 07/26/08.............................     (173)
     (20)(c)  Call option on interest rate swap, expiring on
                07/17/03. If exercised Commerzbank pays 3 month
                LIBOR and receives fixed (3.25%),
                Swap expires 07/21/08.............................     (213)
    (300)     Put option
                Microsoft Corporation
                Strike price 25.00
                Expires 01/17/04..................................     (113)
                                                                    -------
              TOTAL WRITTEN OPTIONS
                (Premium ($7,129))................................   (4,735)
                                                                    -------


                                                                                 VALUE
                                                                                 (000)
-----------------------------------------------------------------------------------------
              OTHER ASSETS AND
                LIABILITIES (NET).................................     (2.9)%
              Cash..........................................................   $       2
              Receivable for investment securities sold.....................         132
              Receivable for Fund shares sold...............................         360
              Dividends receivable..........................................         270
              Unrealized appreciation on swap contracts.....................         579
              Unrealized depreciation on forward bond contracts.............         (55)
              Unrealized depreciation on swap contracts.....................      (1,490)
              Variation margin/due to broker................................        (619)
              Written options, at value (premium $7,129)....................      (4,735)
              Collateral on securities loaned...............................        (189)
              Payable for Fund shares redeemed..............................         (20)
              Investment advisory fee payable...............................         (32)
              Administration fee payable....................................         (37)
              Shareholder servicing and distribution fees payable...........          (3)
              Accrued Trustees' fees and expenses...........................         (60)
              Accrued expenses and other liabilities........................         (40)
                                                                               ---------
              TOTAL OTHER ASSETS AND
                LIABILITIES (NET)...........................................      (5,937)
                                                                               ---------
              NET ASSETS..........................................    100.0%   $ 207,197
                                                                               =========
              NET ASSETS CONSIST OF:
              Undistributed net investment income...........................   $     717
              Accumulated net realized loss on investments sold, swaps,
                options and futures contracts...............................     (37,173)
              Net unrealized gain on investments, swaps, options and futures
                contracts...................................................      22,146
              Paid-in capital...............................................     221,507
                                                                               ---------
              NET ASSETS..........................................             $ 207,197
                                                                               =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS

Nations Managed Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003

                                                                                 VALUE
-----------------------------------------------------------------------------------------
              PRIMARY A SHARES:
              Net asset value, offering and redemption price per share
                ($191,534,647 / 19,152,594 shares outstanding)..............      $10.00
                                                                               =========
              INVESTOR A SHARES:
              Net asset value and redemption price per share
                ($15,662,645 / 1,569,678 shares outstanding)................       $9.98
                                                                               =========

---------------

 *Federal income tax information (see Note 12).

 !!
  Non-income producing security.

 +Amount represents less than 0.1%.

++Amount represents less than $500.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $189.

##All or a portion of security segregated as collateral for futures contracts and forward bond contracts.

(a)
  All or portion of security was on loan March 31, 2003. The aggregate cost and market value of securities on loan March 31, 2003 is $182 and $175, respectively.

(c)
  1 contract = $1,000,000 notional amount.

(e)
  Fair valued security.

ABBREVIATION:

ADR   --  American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Index Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                            VALUE
SHARES                                                                      (000)
------------------------------------------------------------------------------------
          COMMON STOCKS -- 97.0%
          AEROSPACE AND DEFENSE -- 0.9%
116,725   L-3 Communications Holdings, Inc.!!(a)......................   $    4,689
 65,175   Precision Castparts Corporation.............................        1,553
 12,900   Sequa Corporation, Class A!!................................          442
 96,400   The Titan Corporation!!.....................................          718
                                                                         ----------
                                                                              7,402
                                                                         ----------
          AIRLINES -- 0.1%
 32,800   Alaska Air Group, Inc.!!....................................          514
                                                                         ----------
          APPAREL AND TEXTILES -- 0.8%
111,300   Coach, Inc.!!...............................................        4,267
 45,525   Timberland Company, Class A!!...............................        1,903
 66,525   Unifi, Inc.!!...............................................          320
                                                                         ----------
                                                                              6,490
                                                                         ----------
          AUTOMOTIVE -- 1.4%
 84,600   ArvinMeritor, Inc.##........................................        1,184
 33,225   Borg Warner Inc. ...........................................        1,589
127,400   Carmax Inc.!!...............................................        1,856
114,075   Copart, Inc.!!..............................................          876
 94,175   Gentex Corporation!!........................................        2,396
 81,225   Lear Corporation!!..........................................        2,871
 34,200   Superior Industries International, Inc. ....................        1,246
                                                                         ----------
                                                                             12,018
                                                                         ----------
          BEVERAGES -- 0.5%
111,800   Constellation Brands, Inc.!!(a).............................        2,537
185,675   PepsiAmericas, Inc.##.......................................        2,184
                                                                         ----------
                                                                              4,721
                                                                         ----------
          BROADCASTING AND CABLE -- 1.4%
 66,150   Emmis Communications Corporation!!..........................        1,117
 61,600   Entercom Communications Corporation!!.......................        2,705
134,425   Hispanic Broadcasting Corporation!!.........................        2,777
 27,975   Media General Inc., Class A.................................        1,377
130,225   Westwood One, Inc.!!........................................        4,068
                                                                         ----------
                                                                             12,044
                                                                         ----------
          BUILDING MATERIALS -- 0.2%
 60,325   Martin Marietta Materials, Inc.##...........................        1,666
                                                                         ----------
          CHEMICALS -- BASIC -- 0.9%
 43,350   FMC Corporation!!...........................................          680
 80,775   FMC Technologies, Inc.!!....................................        1,551
142,025   IMC Global, Inc. ...........................................        1,366
197,475   Lyondell Chemical Company...................................        2,755
 71,400   Olin Corporation............................................        1,297
                                                                         ----------
                                                                              7,649
                                                                         ----------
          CHEMICALS -- SPECIALTY -- 1.4%
 88,950   Airgas, Inc.!!..............................................        1,646
 51,500   Albemarle Corporation.......................................        1,254
 76,125   Cabot Corporation(a)........................................        1,817
 30,100   Cabot Microelectronics Corporation!!........................        1,260
140,575   Crompton Corporation........................................          569
 48,000   Cytec Industries Inc.!!.....................................        1,337
 49,950   Ferro Corporation...........................................        1,067
 63,575   Lubrizol Corporation##......................................        1,909

                                                                            VALUE
SHARES                                                                      (000)
------------------------------------------------------------------------------------
          CHEMICALS -- SPECIALTY -- (CONTINUED)
 24,900   Minerals Technologies Inc. .................................   $      949
129,350   Solutia Inc. ...............................................          200
                                                                         ----------
                                                                             12,008
                                                                         ----------
          COMMERCIAL BANKING -- 8.8%
 92,125   Associated Banc-Corp........................................        2,978
107,575   Astoria Financial Corporation...............................        2,499
 75,075   Bank of Hawaii Corporation..................................        2,312
199,250   Banknorth Group, Inc.##.....................................        4,346
 61,650   City National Corporation...................................        2,709
152,825   Colonial BancGroup, Inc. ...................................        1,719
 83,375   Commerce Bancorp, Inc. .....................................        3,313
158,375   Compass Bancshares, Inc. ...................................        4,952
 88,575   First Virginia Banks, Inc. .................................        3,475
104,425   Firstmerit Corporation......................................        1,926
 63,625   Greater Bay Bancorp.........................................          910
194,625   Hibernia Corporation, Class A##.............................        3,301
 70,650   Independence Community Bank Corporation.....................        1,869
 80,125   Investors Financial Services Corporation....................        1,951
113,550   M&T Bank Corporation........................................        8,923
 85,050   Mercantile Bankshares Corporation...........................        2,887
253,575   National Commerce Financial Corporation.....................        6,010
132,425   New York Community Bancorp, Inc. ...........................        3,946
 60,200   Provident Financial Group, Inc.(a)..........................        1,278
 48,075   Silicon Valley Bancshares!!(a)..............................          874
322,700   Sovereign Bancorp, Inc.(a)..................................        4,469
 90,875   TCF Financial Corporation...................................        3,639
 56,800   Webster Financial Corporation...............................        1,995
 41,425   Westamerica Bancorporation(a)...............................        1,636
 81,000   Wilmington Trust Corporation................................        2,252
                                                                         ----------
                                                                             76,169
                                                                         ----------
          COMMERCIAL SERVICES -- 3.3%
 23,650   Bandag, Inc. ...............................................          754
 66,000   Catalina Marketing Corporation!!............................        1,269
 82,050   Certegy Inc.!!..............................................        2,068
104,777   ChoicePoint Inc.!!..........................................        3,551
 86,425   DeVry, Inc.!!...............................................        1,614
 93,750   Fastenal Company(a).........................................        2,643
101,225   Gartner Group, Inc.!!.......................................          762
 43,900   Kelly Services, Inc.##......................................          945
 46,725   Korn/Ferry International!!..................................          306
 95,425   Manpower Inc.##.............................................        2,851
126,725   MPS Group, Inc.!!...........................................          662
 55,312   Rollins, Inc. ..............................................        1,274
131,025   SEI Investment Company......................................        3,433
 75,950   Sotheby's Holdings, Class A!!...............................          697
 49,825   Sylvan Learning Systems, Inc.!!.............................          791
 94,575   United Rentals, Inc.!!......................................          910
 64,975   Valassis Communications Inc.!!..............................        1,715
108,850   Viad Corporation............................................        2,334
                                                                         ----------
                                                                             28,579
                                                                         ----------
          COMPUTER SERVICES -- 1.7%
110,225   Acxiom Corporation!!........................................        1,855
183,375   Ceridian Corporation!!......................................        2,564
 63,750   CSG Systems International, Inc.!!...........................          553
 61,475   Fair, Issac and Company Inc.##..............................        3,124
 61,150   Internet Security Systems, Inc.!!(a)........................          607

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

NATIONS FUNDS

Nations MidCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                            VALUE
SHARES                                                                      (000)
------------------------------------------------------------------------------------
          COMPUTER SERVICES -- (CONTINUED)
108,325   Jack Henry & Associates, Inc. ..............................   $    1,147
 73,225   Overture Services, Inc.!!(a)................................        1,111
 91,650   Synopsys, Inc.!!............................................        3,900
                                                                         ----------
                                                                             14,861
                                                                         ----------
          COMPUTERS AND OFFICE EQUIPMENT -- 1.1%
 55,700   Avocent Corporation!!.......................................        1,300
 48,600   InFocus Corporation!!.......................................          240
 90,775   Miller (Herman) Inc. .......................................        1,461
 52,225   Plexus Corporation!!........................................          478
213,375   Quantum Corporation!!.......................................          770
132,925   Storage Technology Corporation!!............................        2,689
 69,775   Tech Data Corporation!!.....................................        1,670
 52,200   Wallace Computer Services, Inc. ............................        1,300
                                                                         ----------
                                                                              9,908
                                                                         ----------
          CONGLOMERATES -- 1.3%
 59,150   Dycom Industries, Inc.!!....................................          611
 51,000   Granite Construction........................................          801
 60,825   Pentair, Inc. ..............................................        2,150
136,825   Scana Corporation##.........................................        4,094
 99,500   SPX Corporation!!...........................................        3,399
                                                                         ----------
                                                                             11,055
                                                                         ----------
          CONSTRUCTION -- 0.4%
 67,750   Jacobs Engineering Group Inc.!!.............................        2,846
 84,600   Quanta Services, Inc.!!(a)..................................          271
                                                                         ----------
                                                                              3,117
                                                                         ----------
          CONSUMER CREDIT AND MORTGAGES -- 0.7%
191,125   AmeriCredit Corporation!!(a)................................          631
120,575   Greenpoint Financial Corporation............................        5,403
                                                                         ----------
                                                                              6,034
                                                                         ----------
          CONSUMER SERVICES -- 0.3%
 62,250   Valspar Corporation.........................................        2,548
                                                                         ----------
          DEPARTMENT AND DISCOUNT STORES -- 0.4%
 59,275   Neiman Marcus Group Inc., Class A!!.........................        1,719
176,000   Saks, Inc.!!................................................        1,353
                                                                         ----------
                                                                              3,072
                                                                         ----------
          DIVERSIFIED ELECTRONICS -- 2.0%
 33,825   Black Hills Corporation.....................................          930
 89,275   Diebold, Inc.##.............................................        3,031
 81,975   Harris Corporation..........................................        2,276
 45,225   Hawaiian Electric Industries, Inc. .........................        1,843
 73,050   Hubbell Inc. ...............................................        2,287
 63,125   National Instruments Corporation!!..........................        2,226
 48,325   PNM Resources Inc. .........................................        1,087
 41,775   Varian Inc.!!...............................................        1,197
197,350   Vishay Intertechnology, Inc.!!..............................        2,009
                                                                         ----------
                                                                             16,886
                                                                         ----------
          DIVERSIFIED MANUFACTURING -- 2.1%
 37,825   Carlisle Companies Inc. ....................................        1,532
 53,775   Donaldson Company, Inc. ....................................        1,967
108,075   Energizer Holdings Inc.!!...................................        2,754
 58,925   Federal Signal Corporation..................................          837

                                                                            VALUE
SHARES                                                                      (000)
------------------------------------------------------------------------------------
          DIVERSIFIED MANUFACTURING -- (CONTINUED)
 50,050   Harsco Corporation..........................................   $    1,526
 43,500   Kennametal Inc. ............................................        1,224
 44,700   Lancaster Colony Corporation................................        1,714
 41,700   Modine Manufacturing Company................................          625
 41,525   Nordson Corporation.........................................        1,000
 67,025   Pittson Brink's Group.......................................          929
 58,575   Sensient Technologies Corporation...........................        1,173
 48,625   Teleflex Inc. ..............................................        1,736
 49,000   York International Corporation..............................        1,029
                                                                         ----------
                                                                             18,046
                                                                         ----------
          EDUCATION -- 0.8%
 56,875   Career Education Corporation!!..............................        2,782
 53,875   Corinthian Colleges, Inc.!!.................................        2,128
 43,750   Education Management Corporation!!(a).......................        1,740
                                                                         ----------
                                                                              6,650
                                                                         ----------
          ELECTRIC POWER -- NON NUCLEAR -- 2.4%
105,900   Allete, Inc.(a).............................................        2,199
156,300   DPL Inc. ...................................................        1,947
 91,825   DQE Inc. ...................................................        1,119
 85,475   Great Plains Energy Inc. ...................................        2,040
 46,775   IDACORP, Inc.(a)............................................        1,066
167,725   Northeast Utilities Company.................................        2,336
 96,900   OGE Energy Corporation......................................        1,741
202,175   Pepco Holdings, Inc. .......................................        3,519
126,200   Sierra Pacific Resources(a).................................          401
 83,750   Vectren Corporation.........................................        1,801
 88,300   Westar Energy, Inc. ........................................        1,070
 39,400   WPS Resources Corporation(a)................................        1,576
                                                                         ----------
                                                                             20,815
                                                                         ----------
          ELECTRIC POWER -- NUCLEAR -- 0.9%
113,275   Alliant Energy Corporation..................................        1,820
179,125   Energy East Corporation##...................................        3,189
 65,525   NSTAR.......................................................        2,622
                                                                         ----------
                                                                              7,631
                                                                         ----------
          ELECTRICAL EQUIPMENT -- 0.5%
 40,800   AMETEK, Inc. ...............................................        1,347
 43,575   Imation Corporation!!.......................................        1,622
 22,825   Tecumseh Products Company...................................          935
                                                                         ----------
                                                                              3,904
                                                                         ----------
          ENERGY -- MISCELLANEOUS -- 0.7%
114,525   Puget Energy Inc. ..........................................        2,441
143,500   Wisconsin Energy Corporation................................        3,644
                                                                         ----------
                                                                              6,085
                                                                         ----------
          EXPLORATION AND PRODUCTION -- 1.7%
 58,050   Forest Oil Corporation!!....................................        1,295
 70,775   Noble Energy, Inc. .........................................        2,427
219,525   Ocean Energy Inc. ..........................................        4,390
 75,625   Pogo Producing Company......................................        3,008
208,608   XTO Energy, Inc. ...........................................        3,963
                                                                         ----------
                                                                             15,083
                                                                         ----------
          FINANCE -- MISCELLANEOUS -- 0.5%
168,150   Clayton Homes Inc.(a).......................................        1,856
 68,225   IndyMac Bancorp, Inc. ......................................        1,327
 59,200   Investment Technology Group, Inc.!!.........................          827
                                                                         ----------
                                                                              4,010
                                                                         ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                            VALUE
SHARES                                                                      (000)
------------------------------------------------------------------------------------
          FOOD AND DRUG STORES -- 0.5%
 57,525   Ruddick Corporation.........................................   $      708
 72,325   Whole Foods Market, Inc.!!(a)...............................        4,024
                                                                         ----------
                                                                              4,732
                                                                         ----------
          FOOD PRODUCTS -- 2.5%
112,750   Dean Foods Company!!........................................        4,838
 43,125   Dreyer's Grand Ice Cream Inc.(a)............................        2,989
171,025   Hormel Foods Corporation....................................        3,621
 55,300   Interstate Bakeries Corporation.............................          581
135,175   Smithfield Foods, Inc.!!....................................        2,395
 61,450   The J. M. Smucker Company...................................        2,149
 66,280   Tootsie Roll Industries, Inc. ..............................        1,891
434,450   Tyson Foods Inc., Class A...................................        3,367
                                                                         ----------
                                                                             21,831
                                                                         ----------
          HEALTH SERVICES -- 5.1%
111,325   AdvancePCS!!................................................        3,155
 67,800   Apria Healthcare Group Inc.!!...............................        1,584
 55,750   Charles River Laboratories International, Inc.!!(a).........        1,423
122,550   Community Health Systems!!..................................        2,511
 73,925   Covance Inc.!!..............................................        1,709
 74,000   Coventry Health Care, Inc.!!................................        2,435
 96,250   Express Scripts, Inc.!!.....................................        5,360
125,325   First Health Group Corporation!!............................        3,188
152,975   Health Net Inc.!!...........................................        4,095
 48,800   Lifepoint Hospitals, Inc.!!.................................        1,225
130,600   Lincare Holdings Inc.!!.....................................        4,008
116,475   Omnicare, Inc. .............................................        3,169
103,625   Oxford Health Plans, Inc.!!.................................        3,146
 44,225   Pacificare Health Systems Inc.!!(a).........................        1,068
 92,300   Triad Hospitals, Inc.!!.....................................        2,483
 74,800   Universal Health Services, Inc., Class B!!..................        3,050
                                                                         ----------
                                                                             43,609
                                                                         ----------
          HEAVY MACHINERY -- 0.3%
 92,675   Agco Corporation!!..........................................        1,492
 68,200   Flowserve Corporation!!.....................................          795
                                                                         ----------
                                                                              2,287
                                                                         ----------
          HOUSEHOLD PRODUCTS -- 0.6%
 56,900   Blyth Industries, Inc. .....................................        1,447
 49,275   Church & Dwight Company, Inc. ..............................        1,496
117,475   The Dial Corporation........................................        2,279
                                                                         ----------
                                                                              5,222
                                                                         ----------
          HOUSING AND FURNISHING -- 2.1%
181,100   D.R. Horton, Inc. ..........................................        3,477
 69,525   Furniture Brands International, Inc.!!......................        1,360
 72,800   Hon Industries Inc. ........................................        2,075
 80,225   Lennar Corporation..........................................        4,297
 82,050   Mohawk Industries Inc.!!....................................        3,933
142,800   RPM Inc. ...................................................        1,499
 87,100   Toll Brothers, Inc.!!.......................................        1,681
                                                                         ----------
                                                                             18,322
                                                                         ----------
          INSURANCE -- 5.0%
 65,350   Allmerica Financial Corporation!!...........................          917
 85,325   American Financial Group, Inc. .............................        1,694
 48,200   AmerUs Group Company(a).....................................        1,183
108,675   Arthur J. Gallagher & Company...............................        2,668
 85,475   Brown And Brown Inc.........................................        2,676

                                                                            VALUE
SHARES                                                                      (000)
------------------------------------------------------------------------------------
          INSURANCE -- (CONTINUED)
 62,850   Everest Re Group, Ltd. .....................................   $    3,596
118,025   Fidelity National Financial, Inc. ..........................        4,032
 89,200   First American Financial Corporation........................        2,176
 76,975   HCC Insurance Holdings Inc. ................................        1,967
 50,475   Horace Mann Educators Corporation...........................          662
 71,975   Leucadia National Corporation...............................        2,572
 57,950   MONY Group Inc. ............................................        1,211
 75,000   Ohio Casualty Corporation!!.................................          969
148,950   Old Republic International Corporation......................        3,984
111,525   PMI Group, Inc. ............................................        2,849
 84,850   Protective Life Corporation.................................        2,422
115,475   Radian Group Inc. ..........................................        3,855
 36,300   Stancorp Financial Group Inc. ..............................        1,871
 83,625   Unitrin, Inc. ..............................................        1,938
                                                                         ----------
                                                                             43,242
                                                                         ----------
          INTEGRATED OIL -- 2.2%
 77,000   AGL Resources Inc. .........................................        1,820
113,225   Murphy Oil Corporation......................................        5,001
144,925   Pioneer Natural Resources Company!!.........................        3,638
101,200   Questar Corporation.........................................        2,992
139,375   Valero Energy Corporation...................................        5,767
                                                                         ----------
                                                                             19,218
                                                                         ----------
          INVESTMENT SERVICES -- 2.1%
 98,675   A.G. Edwards, Inc. .........................................        2,556
446,525   E*TRADE Group, Inc.!!.......................................        1,880
 85,450   Eaton Vance Corporation.....................................        2,284
 73,500   LaBranche and Company Inc.(a)...............................        1,351
 80,025   Legg Mason, Inc. ...........................................        3,900
 86,200   Neuberger Berman Inc. ......................................        2,433
102,475   Roslyn Bancorp, Inc. .......................................        1,843
 99,200   Waddell & Reed Financial, Inc., Class A.....................        1,743
                                                                         ----------
                                                                             17,990
                                                                         ----------
          LODGING AND RECREATION -- 1.5%
 93,650   Callaway Golf Company.......................................        1,113
116,100   Extended Stay America, Inc.!!...............................        1,173
 69,825   GTECH Holdings Corporation!!................................        2,280
 65,700   International Speedway Corporation..........................        2,632
 81,500   Mandalay Resort Group!!(a)..................................        2,246
371,325   Park Place Entertainment Corporation!!......................        2,643
114,425   Six Flags, Inc.!!...........................................          641
                                                                         ----------
                                                                             12,728
                                                                         ----------
          MEDICAL DEVICES AND SUPPLIES -- 3.4%
129,975   Apogent Technologies Inc.!!(a)..............................        1,895
 75,750   Beckman Coulter, Inc. ......................................        2,578
143,150   Cytyc Corporation!!(a)......................................        1,868
 96,800   DENTSPLY International Inc. ................................        3,368
 74,200   Edwards Lifesciences Corporation!!..........................        2,033
 54,350   Henry Schein, Inc.!!........................................        2,451
 76,275   Hillenbrand Industries, Inc. ...............................        3,888
 84,025   Patterson Dental Company!!(a)...............................        3,859
 85,900   STERIS Corporation!!........................................        2,247
 84,175   Varian Medical Systems, Inc.!!..............................        4,541
 63,725   VISX Inc.!!.................................................          675
                                                                         ----------
                                                                             29,403
                                                                         ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

NATIONS FUNDS

Nations MidCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                            VALUE
SHARES                                                                      (000)
------------------------------------------------------------------------------------
          METALS AND MINING -- 0.4%
133,300   AK Steel Holding Corporation!!..............................   $      433
 64,725   Arch Coal, Inc. ............................................        1,230
 27,625   Carpenter Technology Corporation............................          280
 64,625   Peabody Energy Corporation..................................        1,803
                                                                         ----------
                                                                              3,746
                                                                         ----------
          NATURAL GAS DISTRIBUTION -- 1.3%
 76,100   Equitable Resources, Inc. ..................................        2,855
 82,175   Hanover Compressor Company!!................................          534
 88,550   MDU Resources Group, Inc. ..................................        2,472
 99,550   National Fuel Gas Company...................................        2,177
 89,525   ONEOK, Inc.(a)..............................................        1,642
 60,025   WGL Holdings Inc. ..........................................        1,590
                                                                         ----------
                                                                             11,270
                                                                         ----------
          NATURAL GAS PIPELINES -- 0.2%
224,400   Aquila, Inc.(a).............................................          467
 40,800   Western Gas Resources, Inc. ................................        1,328
                                                                         ----------
                                                                              1,795
                                                                         ----------
          NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.1%
446,250   3Com Corporation!!##........................................        2,200
 46,000   ADTRAN, Inc.!!(a)...........................................        1,652
103,825   Advanced Fibre Communications, Inc.!!.......................        1,572
 73,175   CommScope, Inc.!!...........................................          549
140,500   McDATA Corporation, Class A!!...............................        1,207
 47,525   Newport Corporation!!.......................................          561
 54,850   Plantronics, Inc.!!.........................................          801
122,925   Polycom, Inc.!!.............................................          993
 81,500   Powerwave Technologies, Inc.!!..............................          277
                                                                         ----------
                                                                              9,812
                                                                         ----------
          OILFIELD SERVICES -- 3.9%
 67,150   Cooper Cameron Corporation!!................................        3,325
184,225   ENSCO International Inc.##..................................        4,699
149,475   Grant Prideco Inc.!!........................................        1,803
 61,800   Helmerich& Payne, Inc. .....................................        1,583
104,050   National-Oilwell, Inc.!!....................................        2,330
 98,950   Patterson-UTI Energy, Inc.!!(a).............................        3,202
166,100   Pride International, Inc.!!.................................        2,241
125,425   Smith International, Inc.!!.................................        4,419
 74,850   Tidewater Inc. .............................................        2,150
119,700   Varco International, Inc.!!.................................        2,192
160,775   Weatherford International Inc.!!............................        6,071
                                                                         ----------
                                                                             34,015
                                                                         ----------
          PACKAGING AND CONTAINERS -- 0.6%
 63,100   Longview Fibre Company......................................          420
129,050   Packaging Corporation of America!!..........................        2,324
119,350   Sonoco Products Company.....................................        2,498
                                                                         ----------
                                                                              5,242
                                                                         ----------
          PAPER AND FOREST PRODUCTS -- 0.7%
 68,300   Bowater Inc. ...............................................        2,538
 53,900   P.H. Glatfelter Company.....................................          575
 35,325   Potlatch Corporation........................................          686
 34,250   Rayonier Inc. ..............................................        1,509
 63,675   Wausau-Mosinee Paper Corporation............................          649
                                                                         ----------
                                                                              5,957
                                                                         ----------
          PHARMACEUTICALS -- 5.0%
 81,487   Barr Laboratories, Inc.!!(a)................................        4,645

                                                                            VALUE
SHARES                                                                      (000)
------------------------------------------------------------------------------------
          PHARMACEUTICALS -- (CONTINUED)
243,000   Gilead Sciences, Inc.!!.....................................   $   10,203
103,450   ICN Pharmaceuticals Inc. ...................................          922
189,075   IDEC Pharmaceuticals Corporation!!..........................        6,508
240,425   IVAX Corporation!!..........................................        2,945
355,550   Millennium Pharmaceuticals, Inc.!!..........................        2,795
227,062   Mylan Laboratories, Inc. ...................................        6,528
 85,850   Perrigo Company.............................................        1,020
 40,475   Pharmaceutical Resources, Inc. .............................        1,719
110,025   Protein Design Labs, Inc.!!.................................          814
103,975   Sepracor Inc.!!.............................................        1,408
144,625   SICOR Inc.!!................................................        2,415
 94,350   Vertex Pharmaceuticals Inc.!!(a)............................        1,049
                                                                         ----------
                                                                             42,971
                                                                         ----------
          PUBLISHING AND ADVERTISING -- 2.5%
 31,300   Banta Corporation...........................................          923
139,475   Belo Corporation............................................        2,826
 91,825   Dun & Bradstreet Corporation!!..............................        3,512
112,450   Harte-Hanks, Inc. ..........................................        2,148
 54,875   Lee Enterprises, Inc. ......................................        1,730
121,075   Readers Digest Association, Inc., Class A...................        1,236
 48,400   Scholastic Corporation!!(a).................................        1,302
 11,750   The Washington Post Company, Class B........................        8,005
                                                                         ----------
                                                                             21,682
                                                                         ----------
          RAILROADS, TRUCKING AND SHIPPING -- 2.1%
 59,825   Airborne, Inc.(a)...........................................        1,173
104,375   C.H. Robinson Worldwide, Inc. ..............................        3,413
 60,875   CNF Inc. ...................................................        1,854
 58,100   EGL, Inc.!!.................................................          863
128,575   Expeditors International of Washington, Inc. ...............        4,623
 60,500   GATX Corporation(a).........................................          876
 48,500   J.B. Hunt Transport Services, Inc.!!........................        1,306
103,325   Swift Transportation Company, Inc.!!(a).....................        1,653
 56,700   Trinity Industries, Inc. ...................................          976
 78,775   Werner Enterprises, Inc. ...................................        1,517
                                                                         ----------
                                                                             18,254
                                                                         ----------
          REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.7%
102,100   AMB Property Corporation....................................        2,884
 77,275   Hospitality Properties Trust................................        2,361
 94,325   Liberty Property Trust......................................        2,953
 70,975   Mack-Cali Realty Corporation................................        2,198
119,750   New Plan Excel Realty Trust.................................        2,346
132,375   United Dominion Realty Trust................................        2,115
                                                                         ----------
                                                                             14,857
                                                                         ----------
          RESTAURANTS -- 2.0%
 68,250   Applebees International Inc. ...............................        1,914
 43,300   Bob Evans Farms, Inc. ......................................        1,043
119,775   Brinker International, Inc.!!...............................        3,653
 61,475   CBRL Group Inc. ............................................        1,687
 69,450   Krispy Kreme Doughnuts, Inc.!!(a)...........................        2,352
 93,625   Outback Steakhouse, Inc. ...................................        3,312
 79,100   Ruby Tuesday, Inc. .........................................        1,614
 61,950   The Cheesecake Factory, Inc.!!(a)...........................        1,999
                                                                         ----------
                                                                             17,574
                                                                         ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                            VALUE
SHARES                                                                      (000)
------------------------------------------------------------------------------------
          SEMICONDUCTORS -- 3.3%
123,425   Arrow Electronics, Inc.!!...................................   $    1,815
575,250   Atmel Corporation!!.........................................          920
147,550   Avnet, Inc.!!...............................................        1,546
 75,300   Credence Systems Corporation!!..............................          512
 90,500   Cree, Inc.!!(a).............................................        1,676
152,950   Cypress Semiconductor Corporation!!.........................        1,055
144,500   Fairchild Semiconductor Corporation, Class A!!..............        1,511
127,975   Intergrated Device Technology, Inc.!!.......................        1,016
 79,175   International Rectifier Corporation!!.......................        1,557
169,050   Intersil Corporation, Class A!!.............................        2,631
106,500   KEMET Corporation!!.........................................          831
155,625   Lam Research Corporation!!..................................        1,772
138,750   Lattice Semiconductor Corporation!!.........................        1,046
 60,975   LTX Corporation!!...........................................          305
113,250   Micrel, Inc.!!..............................................        1,044
251,350   Microchip Technology Inc. ..................................        5,003
225,475   RF Micro Devices, Inc.!!....................................        1,359
 85,175   SanDisk Corporation!!(a)....................................        1,433
 90,300   Semtech Corporation!!.......................................        1,368
163,675   TriQuint Semiconductor, Inc.!!..............................          462
                                                                         ----------
                                                                             28,862
                                                                         ----------
          SOFTWARE -- 3.9%
 81,750   Activision, Inc.!!(a).......................................        1,181
 40,400   Advent Software, Inc.!!.....................................          492
163,750   Affiliated Computer Services, Inc., Class A!!...............        7,249
297,975   Ascential Software Corporation!!............................          834
332,200   Cadence Design Systems, Inc.!!..............................        3,322
 97,450   Checkfree Corporation!!(a)..................................        2,191
147,700   DST Systems, Inc.!!.........................................        4,018
 88,075   Keane Inc.!!................................................          720
143,525   Legato Systems Inc.!!.......................................          736
 76,850   Macromedia Inc.!!...........................................          928
 59,750   Macrovision Corporation!!...................................          716
 82,250   Mentor Graphics Corporation!!...............................          735
193,275   Network Associates, Inc.!!(a)...............................        2,669
 65,700   Retek Inc.!!................................................          379
 83,325   Reynolds& Reynolds Company, Class A.........................        2,108
 70,275   RSA Security Inc.!!.........................................          499
116,900   Sybase, Inc.!!..............................................        1,514
147,900   The BISYS Group, Inc.!!.....................................        2,414

                                                                            VALUE
SHARES                                                                      (000)
------------------------------------------------------------------------------------
          SOFTWARE -- (CONTINUED)
 43,800   Transaction Systems Architects, Inc.!!......................   $      260
 97,750   Wind River Systems!!........................................          291
                                                                         ----------
                                                                             33,256
                                                                         ----------
          SPECIALTY STORES -- 4.2%
 86,601   99 Cents Only Stores!!......................................        2,208
120,150   Abercrombie& Fitch Company!!................................        3,608
 87,950   American Eagle Outfitters, Inc.!!...........................        1,277
 79,800   Barnes& Noble, Inc.!!.......................................        1,515
 85,775   BJ's Wholesale Club, Inc.!!.................................          969
 97,800   Borders Group Inc.!!........................................        1,438
103,700   CDW Computer Centers, Inc.!!(a).............................        4,230
104,900   Chico's FAS, Inc.!!(a)......................................        2,098
 60,400   Claire's Stores, Inc. ......................................        1,426
141,050   Dollar Tree Stores, Inc.!!..................................        2,807
 47,500   Longs Drug Stores Corporation(a)............................          713
 83,325   Michaels Stores, Inc.!!.....................................        2,084
 84,000   Payless ShoeSource, Inc.!!..................................        1,315
171,950   PETsMart, Inc.!!............................................        2,167
114,700   Pier 1 Imports, Inc. .......................................        1,819
 95,800   Ross Stores, Inc. ..........................................        3,463
143,750   Williams-Sonoma, Inc.!!.....................................        3,134
                                                                         ----------
                                                                             36,271
                                                                         ----------
          TELECOMMUNICATIONS SERVICES -- 0.6%
270,425   Broadwing Inc.!!##..........................................        1,082
 67,375   Price Communications Corporation!!..........................          806
 72,500   Telephone and Data Systems, Inc. ...........................        2,965
                                                                         ----------
                                                                              4,853
                                                                         ----------
          TOBACCO -- 0.1%
 31,125   Universal Corporation.......................................        1,175
                                                                         ----------
          UTILITIES -- MISCELLANEOUS -- 0.9%
 50,900   Alexander& Baldwin, Inc. ...................................        1,265
 42,575   Overseas Shipholding Group, Inc. ...........................          711
 83,775   Philadelphia Suburban Corporation...........................        1,839
202,425   Republic Services, Inc.!!...................................        4,016
                                                                         ----------
                                                                              7,831
                                                                         ----------
          TOTAL COMMON STOCKS
            (Cost $993,526)...........................................      836,972
                                                                         ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

NATIONS FUNDS

Nations MidCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


SHARES                                                                      VALUE
 (000)                                                                      (000)
------------------------------------------------------------------------------------
          INVESTMENT COMPANIES -- 9.6%
            (Cost $82,797)
 82,797   Nations Cash Reserves, Capital Class Shares#................   $   82,797
                                                                         ----------
          TOTAL INVESTMENTS
            (Cost $1,076,323*)..............................     106.6%     919,769
                                                                         ----------
          OTHER ASSETS AND LIABILITIES (NET)................      (6.6)%
          Cash........................................................   $        1
          Receivable for investment securities sold...................        9,672
          Receivable for fund shares sold.............................        1,532
          Dividends receivable........................................          610
          Variation margin/due to broker..............................         (278)
          Collateral on securities loaned.............................      (61,968)
          Investment advisory fee payable.............................          (72)
          Administration fee payable..................................         (134)
          Payable for investment securities purchased.................       (5,617)
          Payable for fund shares redeemed............................          (95)
          Accrued Trustees' fees and expenses.........................          (24)
          Accrued expenses and other liabilities......................         (210)
                                                                         ----------
          TOTAL OTHER ASSETS AND LIABILITIES (NET)....................      (56,583)
                                                                         ----------
          NET ASSETS........................................     100.0%  $  863,186
                                                                         ==========
          NET ASSETS CONSIST OF:
          Undistributed net investment income.........................   $    1,953
          Accumulated net realized loss on investments sold and future
            contracts.................................................      (23,801)
          Net unrealized depreciation of investments and futures
            contracts.................................................     (156,901)
          Paid-in capital.............................................    1,041,935
                                                                         ----------
          NET ASSETS..................................................   $  863,186
                                                                         ==========

                                                                            VALUE
------------------------------------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and redemption price per share
            ($860,996,575 / 123,690,421 shares outstanding)...........        $6.96
                                                                         ==========
          INVESTOR A SHARES:
          Net asset value and redemption price per share
            ($2,189,099 / 314,386 shares outstanding).................        $6.96
                                                                         ==========

---------------

 *Federal income tax information (see Note 12).

 !!
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $61,968.

##All or a portion of security segregated as collateral for futures contracts.

(a)
  All or portion of security was on loan at March 31, 2003. The aggregate cost and market value of securities on loan at March 31, 2003, is $74,672 and $58,859, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations SmallCap Index Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                             VALUE
 SHARES                                                                      (000)
------------------------------------------------------------------------------------
            COMMON STOCKS -- 99.4%
            AEROSPACE AND DEFENSE -- 1.8%
  55,900    AAR Corporation.............................................   $    211
  67,000    Alliant Techsystems Inc.!!..................................      3,620
  51,700    Armor Holdings, Inc.!!......................................        517
  61,600    BE Aerospace, Inc.!!........................................        117
  18,000    Curtiss-Wright Corporation##................................      1,089
  39,400    DRS Technologies, Inc.!!....................................        985
  36,500    Esterline Technologies Corporation!!........................        617
  76,000    GenCorp Inc. ...............................................        475
  56,500    Teledyne Technologies Inc.!!................................        715
  27,800    Triumph Group, Inc.!!.......................................        624
  19,600    Woodward Governor Company...................................        686
                                                                           --------
                                                                              9,656
                                                                           --------
            AIRLINES -- 0.5%
  79,300    Atlantic Coast Airlines Holdings, Inc.!!....................        492
  37,600    Forward Air Corporation!!...................................        818
  52,100    Frontier Airlines, Inc.!!...................................        259
  55,400    Mesa Air Group, Inc.!!......................................        275
 101,200    SkyWest, Inc. ..............................................      1,044
                                                                           --------
                                                                              2,888
                                                                           --------
            APPAREL AND TEXTILES -- 2.4%
  22,700    Ashworth Inc.!!.............................................        144
  31,000    Brown Shoe Company, Inc. ...................................        839
  45,300    Christopher & Banks Corporation!!(a)........................        802
  36,400    G & K Services, Inc., Class A...............................        874
  38,100    Genesco Inc.!!..............................................        542
  11,300    Haggar Corporation..........................................        120
  33,200    Hancock Fabrics Inc. .......................................        461
  31,300    K-Swiss Inc., Class A.......................................        800
  44,900    Kellwood Company##..........................................      1,299
  59,000    Nautica Enterprises Inc.!!..................................        572
  21,500    Oshkosh B'Gosh Inc. ........................................        559
  13,200    Oxford Industries Inc. .....................................        325
  53,300    Phillips-Van Heusen Corporation.............................        658
  47,600    Quiksilver, Inc.!!..........................................      1,459
  56,500    Russell Corporation.........................................        989
  69,200    Stride Rite Corporation.....................................        588
  46,700    The Children's Place Retail Stores, Inc.!!(a)...............        430
  71,100    Wolverine World Wide, Inc. .................................      1,191
                                                                           --------
                                                                             12,652
                                                                           --------
            AUTOMOTIVE -- 1.0%
  38,100    Aaron Rents, Inc. ..........................................        776
  39,500    Group 1 Automotive, Inc.!!..................................        846
  44,900    Intermet Corporation........................................        163
  26,300    Midas, Inc. ................................................        192
  52,800    Myers Industries Inc. ......................................        504
  29,200    Oshkosh Truck Corporation...................................      1,820
  22,000    Standard Motor Products, Inc. ..............................        244
  37,300    TBC Corporation!!...........................................        522
  99,600    Tower Automotive, Inc.!!....................................        236
                                                                           --------
                                                                              5,303
                                                                           --------
            BEVERAGES -- 0.2%
  15,800    Coca-Cola Bottling Company..................................        788
                                                                           --------

                                                                             VALUE
 SHARES                                                                      (000)
------------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- 0.0%+
  22,100    4Kids Entertainment Inc.!!(a)...............................   $    261
                                                                           --------
            CHEMICALS -- BASIC -- 0.7%
  67,000    Delta and Pine Land Company.................................      1,516
  56,700    Georgia Gulf Corporation....................................      1,141
  49,800    H.B. Fuller Company##.......................................      1,151
                                                                           --------
                                                                              3,808
                                                                           --------
            CHEMICALS -- SPECIALTY -- 2.1%
  39,300    Arch Chemicals, Inc. .......................................        735
  45,700    Cambrex Corporation.........................................      1,098
  17,200    Chemed Corporation..........................................        545
  56,400    MacDermid, Inc. ............................................      1,152
  49,500    OM Group, Inc.(a)...........................................        433
  70,100    Omnova Solutions Inc.!!.....................................        207
  13,700    Penford Corporation.........................................        164
 160,900    PolyOne Corporation.........................................        628
  16,400    Quaker Chemical Corporation.................................        335
  27,800    Rogers Corporation!!........................................        826
  51,700    Schulman (A.) Inc. .........................................        751
  54,200    Scotts Company, Class A!!...................................      2,807
  24,900    TETRA Technologies Inc.!!...................................        573
  55,900    Wellman Inc. ...............................................        522
                                                                           --------
                                                                             10,776
                                                                           --------
            COMMERCIAL BANKING -- 8.4%
  43,800    BankUnited Financial Corporation, Class A!!.................        773
  63,700    Chittenden Corporation......................................      1,665
  79,300    Commercial Federal Corporation..............................      1,722
  68,700    Community First Bankshares, Inc. ...........................      1,755
  89,600    Cullen Frost Bankers, Inc.##................................      2,721
  49,000    Downey Financial Corporation................................      1,931
  41,900    East West Bancorp, Inc. ....................................      1,293
  32,600    Financial Federal Corporation!!.............................        623
  82,300    First Midwest Bancorp, Inc. ................................      2,124
  25,700    First Republic Bank!!.......................................        555
  70,150    Firstbank Corporation.......................................      1,893
  29,700    FirstFed Financial Corporation!!............................        897
  51,600    Flagstar Bancorp, Inc. .....................................      1,361
  20,300    GBC Bancorp.................................................        490
  79,000    Hudson United Bancorp##.....................................      2,433
  48,700    Irwin Financial Corp(a).....................................        949
  40,800    MAF Bancorp Inc. ...........................................      1,373
  43,000    Provident Bankshares Corporation............................        992
  50,000    Riggs National Corporation..................................        718
  41,800    Seacoast Financial Services Corporation.....................        763
  83,100    South Financial Group, Inc. ................................      1,799
  59,400    Southwest Bancorporation of Texas, Inc.!!...................      1,784
 105,700    Staten Island Bancorp, Inc. ................................      1,577
  77,100    Sterling Bancshares, Inc. ..................................        917
  69,500    Susquehanna Bancshares Inc. ................................      1,440
 130,300    TrustCo Bank Corporation NY.................................      1,255
  74,000    United Bankshares Inc. .....................................      2,050
 122,050    Washington Federal, Inc. ...................................      2,569
  62,700    Waypoint Financial Corporation..............................      1,082
  70,300    Whitney Holding Corporation.................................      2,399
  30,200    Wintrust Financial Corporation..............................        864
                                                                           --------
                                                                             44,767
                                                                           --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

NATIONS FUNDS

Nations SmallCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                             VALUE
 SHARES                                                                      (000)
------------------------------------------------------------------------------------
            COMMERCIAL SERVICES -- 4.6%
  86,100    ABM Industries Inc. ........................................   $  1,131
  48,900    Administaff, Inc.!!(a)......................................        306
  34,900    ADVO Inc.!!.................................................      1,152
  51,900    Arbitron Inc.!!.............................................      1,644
  11,100    Butler Manufacturing Company................................        182
  33,900    CDI Corporation!!...........................................        790
  63,200    Central Parking Corporation.................................        632
  38,700    Coinstar, Inc.!!............................................        650
  36,600    Computer Task Group Inc.!!..................................         71
  26,200    Emcor Group Inc.!!..........................................      1,264
  59,300    Factset Research Systems Inc.(a)............................      1,923
  50,100    Florida Rock Industries, Inc. ..............................      1,695
  64,900    Global Payments Inc. .......................................      1,980
  31,900    Heidrick & Struggles International, Inc.!!..................        370
  26,600    IMCO Recycling Inc.!!.......................................        169
  21,500    Insurance Auto Auctions Inc.!!..............................        237
  68,500    Kroll Inc.!!................................................      1,467
  72,100    Labor Ready, Inc.!!(a)......................................        411
  37,200    MAXIMUS, Inc.!!(a)..........................................        789
  22,300    Memberworks Inc.!!(a).......................................        466
  45,500    NCO Group, Inc.!!...........................................        660
  46,400    On Assignment, Inc.!!.......................................        196
  33,400    Prepaid Legal Services Inc.!!(a)............................        577
 111,200    PRG-Schultz International, Inc.!!(a)........................        802
  24,900    Startek, Inc.!!.............................................        569
  93,700    Tetra Tech, Inc.!!..........................................      1,325
  56,600    URS Corporation!!...........................................        653
  26,700    Volt Information Sciences Inc.!!............................        274
  45,000    Watsco Inc. ................................................        616
  57,900    Watson Wyatt & Company Holdings!!...........................      1,164
                                                                           --------
                                                                             24,165
                                                                           --------
            COMPUTER SERVICES -- 0.8%
  50,400    CACI International, Inc., Class A!!.........................      1,682
  81,900    Efunds Corporation!!........................................        563
  43,200    Pegasus Solutions Inc.!!....................................        484
  27,700    QRS Corporation!!...........................................        136
  49,100    Radiant Systems, Inc.!!.....................................        363
  27,600    SCM Microsystems, Inc.!!....................................         69
  24,000    TALX Corporation............................................        311
  37,700    Websense, Inc.!!............................................        553
  32,600    Zixit Corporation!!(a)......................................        140
                                                                           --------
                                                                              4,301
                                                                           --------
            COMPUTERS AND OFFICE EQUIPMENT -- 2.2%
 188,200    Adaptec, Inc.!!(a)..........................................      1,135
  40,600    Brady Corporation, Class A..................................      1,148
  37,300    Global Imaging Systems, Inc.!!..............................        690
  44,800    Hutchinson Technology, Inc.!!(a)............................      1,107
  32,000    Imagistics International Inc.!!.............................        596
  37,200    Mercury Computer Systems, Inc.!!............................      1,012
  30,500    Micros Systems, Inc.!!......................................        717
 109,600    Pinnacle Systems, Inc.!!....................................      1,141
  31,000    Radisys Corporation!!.......................................        206
  29,400    Standard Microsystems Corporation!!.........................        447
  54,800    Zebra Technologies Corporation, Class A!!...................      3,528
                                                                           --------
                                                                             11,727
                                                                           --------
            CONGLOMERATES -- 1.0%
  56,300    Advanced Energy Industries, Inc.!!..........................        484
  48,400    Apogee Enterprises, Inc. ...................................        398

                                                                             VALUE
 SHARES                                                                      (000)
------------------------------------------------------------------------------------
            CONGLOMERATES -- (CONTINUED)
  41,700    Hughes Supply Inc. .........................................   $    971
  46,500    Insituform Technologies Inc., Class A!!(a)..................        625
  35,700    Triarc Companies!!..........................................        994
  49,100    Waste Connections, Inc.!!...................................      1,694
                                                                           --------
                                                                              5,166
                                                                           --------
            CONSTRUCTION -- 0.3%
  34,200    ElkCorp.....................................................        650
  66,200    The Shaw Group Inc.!!(a)....................................        665
                                                                           --------
                                                                              1,315
                                                                           --------
            CONSUMER SERVICES -- 1.1%
  15,300    Angelica Corporation........................................        261
  23,100    Building Materials Holding Corporation......................        307
  20,600    Concerto Software Inc.!!....................................        113
  52,000    Fedders Corporation.........................................        171
  39,400    Kaman Corporation, Class A..................................        385
  99,600    La-Z-Boy Inc. ..............................................      1,722
  22,800    New England Business Service, Inc. .........................        584
  22,500    Royal Appliance Manufacturing Company!!.....................        165
  35,900    Russ Berrie & Company Inc. .................................      1,149
 103,500    Spherion Corporation!!......................................        411
  30,000    Thomas Industries Inc. .....................................        744
                                                                           --------
                                                                              6,012
                                                                           --------
            DEPARTMENT AND DISCOUNT STORES -- 0.2%
  42,900    Cash America Investments Inc. ..............................        407
  50,800    ShopKo Stores, Inc.!!.......................................        592
                                                                           --------
                                                                                999
                                                                           --------
            DIVERSIFIED ELECTRONICS -- 3.7%
 105,500    Aeroflex, Inc.!!............................................        597
  23,300    Analogic Corporation........................................      1,062
  65,700    Anixter International Inc.!!................................      1,490
  67,400    Artesyn Technologies, Inc.!!................................        209
  40,200    Audiovox Corporation!!(a)...................................        298
  25,600    BEI Technologies, Inc. .....................................        248
  19,200    Bel Fuse Inc., Class B......................................        386
  42,600    Benchmark Electronics, Inc.!!(a)............................      1,207
  57,100    Checkpoint Systems Inc.!!...................................        562
  49,000    Concord Camera Corporation!!................................        245
  59,900    CTS Corporation.............................................        365
  46,900    Cubic Corporation...........................................        765
  36,900    Dionex Corporation!!........................................      1,219
  34,600    EDO Corporation.............................................        626
  28,050    Engineered Support Systems, Inc. ...........................      1,098
  29,800    FLIR Systems, Inc.!!........................................      1,413
  38,900    Gerber Scientific Inc.!!....................................        256
  56,600    Harman International Industries, Inc. ......................      3,316
  45,800    Helix Technology Corporation................................        394
  29,700    Invision Technologies, Inc.!!(a)............................        667
  35,400    Itron Inc.!!................................................        592
  27,200    Keithley Instruments, Inc. .................................        294
  63,500    Methode Electronics Inc., Class A...........................        514
  56,100    Pioneer Standard Electronics, Inc. .........................        473
  51,000    Trimble Navigation Ltd.!!...................................        966
  25,600    Ultimate Electronics, Inc.!!(a).............................        204
                                                                           --------
                                                                             19,466
                                                                           --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations SmallCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                             VALUE
 SHARES                                                                      (000)
------------------------------------------------------------------------------------
            DIVERSIFIED MANUFACTURING -- 4.3%
  51,000    A.O. Smith Corporation......................................   $  1,367
  26,800    A.T. Cross Company, Class A!!...............................        128
  72,800    Acuity Brands, Inc. ........................................        979
  56,800    Albany International Corporation, Class A...................      1,301
  38,300    AstroPower, Inc.!!(a).......................................        160
  33,200    Barnes Group Inc. ..........................................        703
  43,800    Belden Inc. ................................................        471
  43,700    CLARCOR Inc. ...............................................      1,582
  29,200    CUNO Inc.!!.................................................        982
  57,400    Griffon Corporation!!.......................................        740
  39,500    Hydril Company!!............................................        987
  30,800    Ionics Inc.!!(a)............................................        510
  52,700    Kaydon Corporation..........................................        992
  16,700    Lawson Products, Inc. ......................................        435
 101,400    Lennox International Inc. ..................................      1,460
  28,100    Lydall Inc.!!...............................................        247
  34,700    Meade Instruments Corporation!!.............................         93
  60,100    Mueller Industries, Inc.!!..................................      1,501
  55,100    Roper Industries, Inc. .....................................      1,590
  43,000    Simpson Manufacturing Company, Inc.!!.......................      1,453
  23,000    SPS Technologies Inc.!!.....................................        561
  21,100    Standex International Corporation...........................        402
  50,000    Stewart & Stevenson Services, Inc. .........................        545
  47,200    Sturm, Ruger & Company Inc. ................................        413
  57,100    The Nautilus Group, Inc.(a).................................        814
  67,300    Tredegar Industries, Inc. ..................................        804
  74,300    Vicor Corporation!!.........................................        424
  47,500    Watts Industries, Inc., Class A.............................        740
                                                                           --------
                                                                             22,384
                                                                           --------
            EDUCATION -- 0.4%
  79,100    ITT Educational Services, Inc.!!............................      2,215
                                                                           --------
            ELECTRIC POWER -- NON NUCLEAR -- 1.1%
  20,600    Central Vermont Public Service Corporation..................        354
  28,100    CH Energy Group, Inc. ......................................      1,172
  82,600    Cleco Corporation...........................................      1,037
  87,600    EL Paso Electric Company!!..................................        946
   8,600    Green Mountain Power Corporation............................        174
  65,600    Northwestern Corporation(a).................................        138
  25,400    UIL Holdings Corporation....................................        881
  58,900    UniSource Energy Corporation................................      1,019
                                                                           --------
                                                                              5,721
                                                                           --------
            ELECTRICAL EQUIPMENT -- 0.3%
  36,700    Cohu, Inc. .................................................        537
  28,900    Intermagnetics General Corporation!!........................        516
  41,300    Magnetek, Inc.!!............................................         99
  24,500    Planar Systems Inc.!!.......................................        288
                                                                           --------
                                                                              1,440
                                                                           --------
            ENERGY -- MISCELLANEOUS -- 0.3%
  84,200    Avista Corporation..........................................        892
  59,000    Systems & Computer Technology Corporation!!.................        451
                                                                           --------
                                                                              1,343
                                                                           --------
            EXPLORATION AND PRODUCTION -- 2.3%
  71,500    Cimarex Energy Company!!....................................      1,391
  33,300    Evergreen Resources, Inc.!!.................................      1,509
  33,700    Nuevo Energy Company!!......................................        457

                                                                             VALUE
 SHARES                                                                      (000)
------------------------------------------------------------------------------------
            EXPLORATION AND PRODUCTION -- (CONTINUED)
  47,800    Patina Oil and Gas Corporation..............................   $  1,572
  42,100    Plains Resources Inc.!!.....................................        449
  22,400    Prima Energy Corporation!!..................................        420
  59,200    Southwestern Energy Company!!...............................        776
  58,200    Spinnaker Exploration Company...............................      1,130
  46,200    Stone Energy Corporation!!..................................      1,551
  76,100    Unit Corporation!!..........................................      1,544
 111,100    Vintage Petroleum, Inc. ....................................      1,055
                                                                           --------
                                                                             11,854
                                                                           --------
            FINANCE -- MISCELLANEOUS -- 1.2%
  42,900    Anchor Bancorp Wisconsin Inc. ..............................        942
  39,800    Boston Private Financial Holdings, Inc. ....................        595
  45,200    Dime Community Bancshares...................................      1,032
  43,800    New Century Financial Corporation...........................      1,366
  30,700    Sourcecorp, Inc.!!..........................................        430
  29,800    SWS Group, Inc. ............................................        420
  36,900    UCBH Holdings Inc. .........................................      1,622
                                                                           --------
                                                                              6,407
                                                                           --------
            FOOD AND DRUG STORES -- 0.8%
  87,200    Casey's General Stores, Inc. ...............................      1,038
  42,000    Duane Reade Inc.!!(a).......................................        533
  45,000    Fred's, Inc. ...............................................      1,253
  20,900    Nash-Finch Company(a).......................................        176
  67,600    The Great Atlantic & Pacific Tea Company, Inc.!!............        291
  33,500    United Natural Foods, Inc.!!................................        854
                                                                           --------
                                                                              4,145
                                                                           --------
            FOOD PRODUCTS -- 2.1%
  31,000    American Italian Pasta Company!!(a).........................      1,341
  62,500    Corn Products International, Inc. ..........................      1,823
  52,600    Flowers Foods, Inc. ........................................      1,441
  59,800    Hain Celestial Group, Inc.!!................................        904
  33,600    International Multifoods Corporation!!......................        649
  15,600    J & J Snack Foods Corporation!!.............................        473
  51,100    Lance, Inc. ................................................        411
  79,300    Performance Food Group Company!!(a).........................      2,430
  50,700    Ralcorp Holdings, Inc.!!....................................      1,320
                                                                           --------
                                                                             10,792
                                                                           --------
            HEALTH SERVICES -- 3.7%
  83,550    Accredo Health, Inc.!!......................................      2,034
  35,875    AMERIGROUP Corporation!!....................................      1,050
  36,100    AmSurg Corporation!!(a).....................................        910
  21,000    Curative Health Services, Inc.!!(a).........................        359
  28,700    IMPATH Inc.!!(a)............................................        387
  52,400    Invacare Corporation........................................      1,650
  84,000    Mid Atlantic Medical Services, Inc.!!.......................      3,405
  61,000    NDCHealth Corporation(a)....................................      1,023
  89,700    Orthodontic Centers of America, Inc.!!(a)...................        467
  44,500    PAREXEL International Corporation!!(a)......................        611
  44,300    Pediatrix Medical Group, Inc.!!.............................      1,114
  85,300    Province Healthcare Company!!...............................        755
  27,800    RehabCare Group, Inc.!!(a)..................................        496
  84,900    Renal Care Group, Inc.!!....................................      2,647
  39,100    Sunrise Assisted Living, Inc.!!(a)..........................        938
 156,700    US Oncology, Inc.!!.........................................      1,113

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

NATIONS FUNDS

Nations SmallCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                             VALUE
 SHARES                                                                      (000)
------------------------------------------------------------------------------------
            HEALTH SERVICES -- (CONTINUED)
  46,000    Viasys Healthcare Inc.!!....................................   $    644
                                                                           --------
                                                                             19,603
                                                                           --------
            HEAVY MACHINERY -- 3.0%
  33,300    Applied Industrial Technologies, Inc. ......................        556
  34,500    Astec Industries Inc.!!.....................................        200
  59,900    Baldor Electric Company.....................................      1,282
  38,000    Briggs & Stratton Corporation...............................      1,476
  14,100    CPI Corporation.............................................        185
  27,000    Flow International Corporation!!............................         54
  27,900    Gardner Denver Machinery Inc.!!.............................        513
  79,700    Graco Inc. .................................................      2,240
  57,100    IDEX Corporation............................................      1,656
  75,500    JLG Industries, Inc. .......................................        356
  20,600    Lindsay Manufacturing Company...............................        443
  46,300    Manitowoc Company, Inc. ....................................        778
  59,200    Milacron Inc. ..............................................        246
  69,000    Paxar Corporation!!.........................................        790
  43,900    Regal Beloit Corporation....................................        672
  25,200    Robbins & Myers, Inc. ......................................        339
 150,000    Timken Company..............................................      2,344
  21,900    Toro Company................................................      1,534
  35,500    X-Rite, Inc. ...............................................        299
                                                                           --------
                                                                             15,963
                                                                           --------
            HOUSEHOLD PRODUCTS -- 0.1%
  12,000    National Presto Industries, Inc. ...........................        314
  26,700    Natures Sunshine Products Inc. .............................        234
                                                                           --------
                                                                                548
                                                                           --------
            HOUSING AND FURNISHING -- 2.7%
  41,200    Applica Inc.!!..............................................        201
  20,400    Bassett Furniture Industries, Inc. .........................        214
  89,400    Champion Enterprises Inc.!!(a)..............................        164
  27,800    Coachmen Industries Inc. ...................................        306
  66,300    Ethan Allen Interiors Inc. .................................      1,951
  38,200    Haverty Furniture Companies, Inc. ..........................        411
  89,900    Interface Inc., Class A.....................................        297
  46,500    M.D.C. Holdings, Inc. ......................................      1,785
  50,700    Monaco Coach Corporation!!..................................        525
  12,500    NVR, Inc.!!.................................................      4,112
  19,600    Salton, Inc.!!(a)...........................................        206
  14,700    Skyline Corporation.........................................        384
  57,400    Standard Pacific Corporation................................      1,464
  45,000    The Ryland Group, Inc. .....................................      1,944
                                                                           --------
                                                                             13,964
                                                                           --------
            INSURANCE -- 2.4%
  36,200    Delphi Financial Group, Inc., Class A.......................      1,418
 132,100    Fremont General Corporation.................................        918
  53,600    Hilb, Rogal and Hamilton Company............................      1,674
  32,000    Landamerica Financial Group, Inc. ..........................      1,272
  37,800    Philadelphia Consolidated Holding Corporation!!.............      1,361
  51,500    Presidential Life Corporation...............................        324
  43,300    RLI Corporation.............................................      1,163
  43,600    Ryerson Tull Inc. ..........................................        273
  17,200    SCPIE Holdings Inc. ........................................        107
  46,400    Selective Insurance Group, Inc. ............................      1,139
  51,900    Sierra Health Services, Inc.!!(a)...........................        670

                                                                             VALUE
 SHARES                                                                      (000)
------------------------------------------------------------------------------------
            INSURANCE -- (CONTINUED)
  31,100    Stewart Information Services Corporation!!..................   $    722
  84,600    UICI!!......................................................        813
  32,900    Zenith National Insurance(a)................................        706
                                                                           --------
                                                                             12,560
                                                                           --------
            INTEGRATED OIL -- 1.9%
  56,400    Cabot Oil & Gas Corporation.................................      1,354
  89,700    Input/Output, Inc.!!........................................        323
  90,600    Newfield Exploration Company!!..............................      3,071
  43,500    Oceaneering International Inc.!!............................        950
  46,000    Remington Oil & Gas Corporation!!...........................        783
  49,000    St. Mary Land & Exploration Company.........................      1,227
  47,700    Swift Energy Company!!......................................        406
  68,900    Tom Brown, Inc.!!...........................................      1,668
                                                                           --------
                                                                              9,782
                                                                           --------
            INVESTMENT SERVICES -- 0.7%
  47,200    Jefferies Group, Inc. ......................................      1,697
  86,500    Raymond James Financial, Inc. ..............................      2,238
                                                                           --------
                                                                              3,935
                                                                           --------
            LODGING AND RECREATION -- 2.2%
  31,300    Action Performance Companies, Inc.(a).......................        662
  38,700    Arctic Cat Inc. ............................................        604
  50,800    Argosy Gaming Company!!.....................................      1,015
  63,500    Aztar Corporation!!.........................................        853
  58,200    Bally Total Fitness Holding!!(a)............................        295
  63,100    Fleetwood Enterprises Inc.!!(a).............................        256
  25,774    Huffy Corporation!!.........................................        127
  42,800    JAKKS Pacific, Inc.!!.......................................        443
  46,800    K2 Inc.!!(a)................................................        361
  51,600    Marcus Corporation..........................................        702
  45,500    Pinnacle Entertainment, Inc.!!..............................        222
  39,900    Polaris Industries Inc.(a)..................................      1,983
  79,200    Prime Hospitality Corporation!!.............................        409
  29,600    Shuffle Master, Inc.!!(a)...................................        596
  50,200    Thor Industries Inc. .......................................      1,257
  33,000    Winnebago Industries(a).....................................        898
  54,100    WMS Industries, Inc.!!......................................        690
                                                                           --------
                                                                             11,373
                                                                           --------
            MEDICAL DEVICES AND SUPPLIES -- 5.8%
  50,400    Advanced Medical Optics, Inc.!!.............................        678
  56,900    American Medical Systems Holdings, Inc.!!...................        822
  36,800    Arthrocare Corporation!!....................................        459
  26,000    Biosite Inc.!!(a)...........................................        999
  51,300    Coherent, Inc.!!............................................        962
  50,300    CONMED Corporation!!........................................        825
  54,300    Cooper Companies, Inc. .....................................      1,624
  34,400    Cryolife, Inc.!!(a).........................................        236
  25,900    Datascope Corporation.......................................        701
  50,100    Diagnostic Products Corporation.............................      1,871
  42,500    Haemonetics Corporation!!...................................        929
  34,400    Hologic, Inc.!!.............................................        296
 113,000    Hooper Holmes, Inc. ........................................        565
  24,800    ICU Medical, Inc.!!(a)......................................        682
  60,400    IDEXX Laboratories, Inc.!!..................................      2,111
  38,400    INAMED Corporation!!........................................      1,374
  47,500    Integra LifeSciences Holdings!!(a)..........................      1,093

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations SmallCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                             VALUE
 SHARES                                                                      (000)
------------------------------------------------------------------------------------
            MEDICAL DEVICES AND SUPPLIES -- (CONTINUED)
  81,400    Mentor Corporation..........................................   $  1,393
  29,800    Osteotech, Inc.!!...........................................        186
  59,900    Owens & Minor, Inc. ........................................      1,051
  21,700    PolyMedica Corporation(a)...................................        661
  30,300    Possis Medical, Inc.!!......................................        490
  76,300    Priority Healthcare Corporation, Class B!!..................      2,032
  58,000    ResMed Inc.!!(a)............................................      1,855
  59,000    Respironics, Inc.!!.........................................      2,027
  43,200    Sola International Inc.!!...................................        534
  30,400    SurModics, Inc.!!(a)........................................        940
  66,700    Sybron Dental Specialties, Inc.!!...........................      1,164
  72,900    Techne Corporation!!(a).....................................      1,507
  52,200    Theragenics Corporation!!...................................        181
  22,800    Vital Signs Inc. ...........................................        605
                                                                           --------
                                                                             30,853
                                                                           --------
            METALS AND MINING -- 1.4%
  27,700    A. M. Castle & Company!!....................................        132
  29,200    Brush Engineered Materials Inc.!!...........................        148
  36,100    Century Aluminum Company....................................        229
  17,900    Cleveland-Cliffs Inc.!!.....................................        334
  49,700    Commercial Metals Company...................................        693
  28,100    Commonwealth Industries, Inc. ..............................        139
 132,200    Massey Energy Company.......................................      1,242
  24,600    Material Sciences Corporation!!.............................        248
  28,500    Quanex Corporation..........................................        903
  55,700    Reliance Steel & Aluminum Company...........................        841
  36,500    RTI International Metals, Inc.!!............................        358
  83,500    Steel Dynamics, Inc.!!(a)...................................        972
  17,100    Steel Technologies Inc. ....................................        153
  76,400    Stillwater Mining Company!!.................................        191
  37,000    Texas Industries, Inc.(a)...................................        712
  21,500    Wolverine Tube Inc.!!.......................................         97
                                                                           --------
                                                                              7,392
                                                                           --------
            NATURAL GAS DISTRIBUTION -- 2.9%
  79,600    Atmos Energy Corporation....................................      1,692
  19,400    Cascade Natural Gas Corporation.............................        376
  60,800    Energen Corporation##.......................................      1,949
  47,400    New Jersey Resources Corporation............................      1,548
  44,800    Northwest Natural Gas Company...............................      1,124
  28,200    NUI Holding Company.........................................        412
  58,200    Piedmont Natural Gas Company, Inc.(a).......................      2,075
  97,600    Southern Union Company!!....................................      1,186
  58,300    Southwest Gas Corporation...................................      1,186
  33,300    The Laclede Group Inc. .....................................        773
  48,800    UGI Corporation.............................................      2,231
  41,900    Valmont Industries Inc. ....................................        905
                                                                           --------
                                                                             15,457
                                                                           --------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.9%
  33,900    Black Box Corporation.......................................      1,003
  21,500    Brooktrout Inc.!!...........................................        103
  63,800    C-COR.Net Corporation!!.....................................        211
  78,600    Cable Design Technologies Corporation!!.....................        523
  56,000    Captaris Inc.!!.............................................        162
  30,000    Concord Communications, Inc.!!..............................        257
 105,400    Harmonic Inc.!!.............................................        351
  54,600    NYFIX, Inc.!!(a)............................................        203

                                                                             VALUE
 SHARES                                                                      (000)
------------------------------------------------------------------------------------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- (CONTINUED)
  46,000    Rainbow Technologies, Inc.!!................................   $    434
  25,600    SBS Technologies, Inc.!!....................................        186
  37,600    Three-Five Systems, Inc.!!(a)...............................        192
  23,800    Tollgrade Communications, Inc.!!............................        342
  45,900    ViaSat, Inc.!!(a)...........................................        522
                                                                           --------
                                                                              4,489
                                                                           --------
            OIL REFINING AND MARKETING -- 0.5%
  27,000    CARBO Ceramics Inc. ........................................        887
  45,900    Frontier Oil Corporation....................................        785
  29,100    WD-40 Company...............................................        722
                                                                           --------
                                                                              2,394
                                                                           --------
            OILFIELD SERVICES -- 1.2%
  24,300    Atwood Oceanics, Inc.!!.....................................        613
  65,500    Cal Dive International, Inc.!!..............................      1,180
  30,400    Dril-Quip, Inc.!!...........................................        416
  50,000    Lone Star Technologies, Inc.!!..............................      1,056
  39,500    Offshore Logistics, Inc.!!..................................        713
  35,000    SEACOR SMIT Inc.!!..........................................      1,225
  58,600    Veritas DGC Inc.!!..........................................        390
  47,400    W-H Energy Services, Inc.!!.................................        811
                                                                           --------
                                                                              6,404
                                                                           --------
            PACKAGING AND CONTAINERS -- 0.6%
  63,100    AptarGroup, Inc. ...........................................      2,041
  23,400    Libbey Inc.(a)..............................................        576
  25,100    Mobile Mini Inc.!!(a).......................................        401
                                                                           --------
                                                                              3,018
                                                                           --------
            PAPER AND FOREST PRODUCTS -- 1.0%
  64,900    Buckeye Technologies Inc.!!.................................        308
  49,000    Caraustar Industries, Inc.!!................................        332
  26,600    Chesapeake Corporation......................................        449
  20,900    Deltic Lumber Corporation...................................        500
  27,500    Pope & Talbot Inc. .........................................        345
  60,400    Rock-Tenn Company -- Class A................................        773
  26,200    Schweitzer-Mauduit International, Inc. .....................        590
  57,000    United Stationers Inc.!!....................................      1,217
  31,100    Universal Forest Products, Inc. ............................        482
                                                                           --------
                                                                              4,996
                                                                           --------
            PHARMACEUTICALS -- 3.1%
  90,100    Alpharma Inc., Class A(a)...................................      1,615
  37,500    ArQule Inc.!!...............................................         90
 103,100    Bio-Technology General Corporation!!........................        277
  96,900    Cephalon, Inc.!!............................................      3,871
  25,000    CIMA Labs Inc.!!(a).........................................        543
  50,000    Enzo Biochem, Inc.!!(a).....................................        654
  46,900    Medicis Pharmaceutical Corporation, Class A!!(a)............      2,607
  44,200    MGI Pharma, Inc.!!..........................................        557
 116,600    NBTY, Inc.!!................................................      2,211
  39,600    Noven Pharmaceuticals, Inc.!!...............................        559
  97,600    Pharmaceutical Product Development, Inc.!!..................      2,621
  77,300    Regeneron Pharmaceuticals, Inc.!!(a)........................        581
                                                                           --------
                                                                             16,186
                                                                           --------
            PUBLISHING AND ADVERTISING -- 0.8%
  33,400    Advanced Marketing Services Inc. ...........................        374

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

NATIONS FUNDS

Nations SmallCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                             VALUE
 SHARES                                                                      (000)
------------------------------------------------------------------------------------
            PUBLISHING AND ADVERTISING -- (CONTINUED)
  58,900    Bowne & Company Inc. .......................................   $    589
  23,400    Consolidated Graphics Inc.!!................................        393
  38,300    Information Holdings Inc.!!.................................        617
  51,600    John H. Harland Company.....................................      1,255
  49,400    The Standard Register Company...............................        736
  25,200    Thomas Nelson, Inc.!!.......................................        214
                                                                           --------
                                                                              4,178
                                                                           --------
            RAILROADS, TRUCKING AND SHIPPING -- 2.2%
  43,800    Arkansas Best Corporation...................................      1,113
  87,801    Heartland Express, Inc.!!...................................      1,683
 107,000    Kansas City Southern Industries, Inc.!!.....................      1,202
  42,200    Kirby Corporation!!.........................................      1,038
  65,100    Knight Transportation, Inc.!!...............................      1,282
  27,800    Landstar System, Inc.!!.....................................      1,599
  34,000    Roadway Express, Inc. ......................................      1,140
  47,300    U.S. Freightways Corporation................................      1,197
  45,000    Wabash National Corporation!!...............................        284
  51,600    Yellow Corporation!!........................................      1,245
                                                                           --------
                                                                             11,783
                                                                           --------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.7%
  49,100    Capital Automotive REIT.....................................      1,225
  39,700    Colonial Properties Trust...................................      1,313
  32,100    Essex Property Trust, Inc. .................................      1,677
  42,700    Gables Residential Trust....................................      1,143
  48,600    Glenborough Realty Trust Inc. ..............................        751
  48,200    Kilroy Realty Corporation...................................      1,065
  62,700    Shurgard Storage Centers, Inc. .............................      1,947
                                                                           --------
                                                                              9,121
                                                                           --------
            RESTAURANTS -- 2.7%
  49,900    AFC Enterprises, Inc.!!.....................................        672
  48,300    CEC Entertainment Inc.!!....................................      1,314
  36,900    IHOP Corporation!!..........................................        832
  64,100    Jack in the Box Inc.!!......................................      1,161
  48,700    Landry's Seafood Restaurants Inc. ..........................        818
  36,800    Lone Star Steakhouse & Saloon, Inc. ........................        780
  34,600    O'Charley's Inc.!!..........................................        663
  44,000    P.F. Changs China Bistro Inc.!!(a)..........................      1,628
  51,100    Panera Bread Company, Class A!!.............................      1,558
  32,800    Papa John's International Inc.!!(a).........................        821
  38,600    RARE Hospitality International, Inc.!!......................      1,075
  75,900    Ryan's Family Steak Houses Inc.!!...........................        797
  68,200    Sonic Corporation!!.........................................      1,736
  47,300    The Steak n Shake Company!!.................................        432
                                                                           --------
                                                                             14,287
                                                                           --------
            SEMICONDUCTORS -- 4.1%
  42,400    Actel Corporation!!.........................................        723
  62,800    Alliance Semiconductor Corporation!!........................        201
  53,900    ATMI, Inc.!!................................................      1,038
 172,500    Axcelis Technologies, Inc.!!................................        816
  64,200    Brooks Automation, Inc.!!...................................        621
  45,100    C&D Technologies, Inc. .....................................        540
  74,700    Cognex Corporation!!........................................      1,581
  59,900    Cymer, Inc.!!(a)............................................      1,417
  47,600    DSP Group, Inc.!!...........................................        863

                                                                             VALUE
 SHARES                                                                      (000)
------------------------------------------------------------------------------------
            SEMICONDUCTORS -- (CONTINUED)
  31,700    Dupont Photomasks, Inc.!!...................................   $    636
  48,700    Electro Scientific Industries, Inc.!!.......................        612
  76,000    ESS Technolgy, Inc.!!.......................................        453
  70,200    Exar Corporation!!..........................................        892
  57,200    FEI Company!!...............................................        913
 121,800    Kopin Corporation!!.........................................        614
  87,100    Kulicke & Soffa Industries Inc.!!...........................        414
  50,800    Microsemi Corporation!!.....................................        556
  34,600    Park Electrochemical Corporation............................        524
  45,200    Pericom Semiconductor Corporation!!.........................        352
  27,900    Photon Dynamics, Inc.!!(a)..................................        456
  56,200    Photronics, Inc.!!..........................................        668
  50,000    Power Integrations, Inc.!!..................................      1,037
  28,700    Rudolph Technologies, Inc.!!(a).............................        415
 242,400    Skyworks Solutions, Inc.!!(a)...............................      1,510
  22,200    Supertex, Inc.!!............................................        305
  70,400    Technitrol, Inc.!!..........................................      1,031
  39,700    Ultratech Stepper, Inc.!!...................................        475
  59,900    Varian Semiconductor Equipment Associates, Inc.!!...........      1,218
  51,200    Veeco Instruments Inc.!!(a).................................        791
     216    Zilog, Inc.!!(e)(f).........................................          0++
                                                                           --------
                                                                             21,672
                                                                           --------
            SOFTWARE -- 3.7%
  74,100    American Management Systems!!...............................        895
  25,600    Ansys, Inc.!!...............................................        613
  46,600    Avid Technology, Inc.!!(a)..................................      1,032
  34,100    BARRA, Inc.!!...............................................      1,012
  34,500    Bell Microproducts Inc.!!...................................        176
  41,300    Carreker Corporation!!......................................         85
  62,300    Cerner Corporation!!(a).....................................      2,018
 113,100    Ciber Inc.!!................................................        538
  70,100    Dendrite International, Inc.!!..............................        596
  63,000    FileNET Corporation!!.......................................        661
  61,200    Hyperion Solutions Corporation!!............................      1,484
  49,900    JDA Software Group, Inc.!!..................................        504
  35,000    Kronos Inc.!!...............................................      1,227
  50,600    Manhattan Associates, Inc.!!................................        887
  26,600    MapInfo Corporation!!.......................................        103
  81,600    Midway Games Inc.!!(a)......................................        270
  42,800    MRO Software, Inc.!!........................................        294
  60,200    Netegrity, Inc.!!(a)........................................        223
  34,900    PC-Tel, Inc.!!..............................................        314
  43,200    Phoenix Technologies Ltd.!!.................................        184
  58,600    Progress Software Corporation!!.............................      1,052
  34,100    Roxio, Inc.!!...............................................        211
  71,300    SERENA Software, Inc.!!.....................................      1,138
  30,100    SPSS, Inc.!!................................................        341
  71,900    Take-Two Interactive Software, Inc.!!(a)....................      1,607
  69,700    THQ Inc.!!(a)...............................................        912
  61,100    Verity, Inc.!!..............................................        846
                                                                           --------
                                                                             19,223
                                                                           --------
            SPECIALTY STORES -- 5.2%
  78,700    AnnTaylor Stores Corporation!!..............................      1,616
  78,100    Burlington Coat Factory Warehouse Corporation...............      1,273
  44,800    Cato Corporation............................................        853
  38,200    Cost Plus, Inc.!!...........................................      1,005

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations SmallCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                             VALUE
 SHARES                                                                      (000)
------------------------------------------------------------------------------------
            SPECIALTY STORES -- (CONTINUED)
  22,900    Department 56, Inc.!!.......................................   $    225
  51,100    Dress Barn, Inc.!!..........................................        687
  24,400    Enesco Group, Inc.!!........................................        175
  35,400    Footstar, Inc.!!(a).........................................        297
  81,300    Fossil, Inc.!!..............................................      1,400
  57,100    Goody's Family Clothing Inc.!!..............................        230
  51,100    Gymboree Corporation!!......................................        769
  54,500    Hot Topic, Inc.!!...........................................      1,270
  80,900    Insight Enterprises, Inc.!!.................................        570
  34,200    J. Jill Group Inc.!!........................................        397
  34,200    Jo-Ann Stores Inc., Class A!!(a)............................        684
  77,400    Linens 'N Things, Inc.!!....................................      1,573
  93,600    O'Reilly Automotive Inc.!!(a)...............................      2,536
  86,650    Pacific Sunwear of California, Inc.!!.......................      1,763
  90,500    PEP Boys -- Manny, Moe & Jack...............................        688
  76,500    Regis Corporation...........................................      1,906
  32,400    School Specialty, Inc.!!....................................        576
  40,800    SCP Pool Corporation!!(a)...................................      1,212
  72,900    Stein Mart Inc.!!...........................................        372
  69,700    The Men's Wearhouse, Inc.!!.................................      1,043
  59,800    Too Inc.!!..................................................        993
  31,900    Tractor Supply Company!!....................................      1,053
  51,800    Wet Seal, Inc., Class A!!...................................        378
  56,300    Zale Corporation!!..........................................      1,843
                                                                           --------
                                                                             27,387
                                                                           --------
            STEEL -- 0.3%
  73,200    Maverick Tube Corporation!!.................................      1,362
                                                                           --------
            TELECOMMUNICATIONS SERVICES -- 0.6%
  53,600    Allen Telecom Inc.!!(a).....................................        523
  30,500    Boston Communications Group, Inc.!!.........................        478
  22,900    Catapult Communications Corporation!!.......................        146
  37,300    Digi International Inc.!!...................................        121
  97,900    General Communication, Inc., Class A!!......................        582
  43,300    Inter-Tel Inc. .............................................        649
  43,300    Metro One Telecommunications, Inc.!!(a).....................        216
  39,700    Network Equipment Technologies Inc.!!.......................        239
  73,800    SymmetriCom Inc.!!..........................................        280
                                                                           --------
                                                                              3,234
                                                                           --------
            TOBACCO -- 0.1%
  78,500    DiMon Inc. .................................................        450
                                                                           --------
            UTILITIES -- MISCELLANEOUS -- 0.1%
  26,600    American States Water Company...............................        636
                                                                           --------
            TOTAL COMMON STOCKS
              (Cost $583,672)...........................................    522,601
                                                                           --------
 SHARES                                                                     VALUE
 (000)                                                                      (000)
------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 11.2%
              (Cost $58,830)
  58,830    Nations Cash Reserves, Capital Class Shares#................   $ 58,830
                                                                           --------
            TOTAL INVESTMENTS
              (Cost $642,502*)................................     110.6%   581,431
                                                                           --------
            OTHER ASSETS AND
              LIABILITIES (NET)...............................     (10.6)%
            Cash........................................................   $    857
            Receivable for investment securities sold...................      5,474
            Receivable for Fund shares sold.............................      1,265
            Dividends receivable........................................        401
            Interest receivable.........................................          6
            Variation margin/due to broker..............................         (8)
            Collateral on securities loaned.............................    (55,504)
            Payable for Fund shares redeemed............................        (36)
            Investment advisory fee payable.............................        (65)
            Administration fee payable..................................       (101)
            Shareholder servicing and distribution fees payable.........         (2)
            Payable for investment securities purchased.................     (7,934)
            Accrued Trustees' fees and expenses.........................        (61)
            Accrued expenses and other liabilities......................       (229)
                                                                           --------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET).........................................    (55,937)
                                                                           --------
            NET ASSETS........................................     100.0%  $525,494
                                                                           ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $    763
            Accumulated net realized loss on investments sold and
              futures contracts.........................................    (43,269)
            Net unrealized depreciation of investments and futures
              contracts.................................................    (61,079)
            Paid-in capital.............................................    629,079
                                                                           --------
            NET ASSETS..................................................   $525,494
                                                                           ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

NATIONS FUNDS

Nations SmallCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                             VALUE
------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($517,680,158 / 44,667,278 shares outstanding)............     $11.59
                                                                           ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($7,814,112 /675,319 shares outstanding)..................     $11.57
                                                                           ========

---------------

 *Federal income tax information (see Note 12).

 !!
  Non-income producing security.

 +Amount represents less than 0.1%.

++Amount represents less than $500.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $55,504.

##All or a portion of security segregated as collateral for futures contracts.

(a)
  All or portion of security was on loan at March 31, 2003. The aggregate cost and market value of securities on loan at March 31, 2003 is $71,428 and $51,932, respectively.

(e)
  Fair valued security.

 (f)
  Restricted security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF OPERATIONS


FOR THE YEAR ENDED MARCH 31, 2003

                                                        LARGECAP           MANAGED             MIDCAP            SMALLCAP
                                                         INDEX              INDEX              INDEX              INDEX
                                                     -----------------------------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $46,
  $8, $0 and $3, respectively).....................  $       17,568     $        2,369     $        9,228     $        4,725
Dividend income from affiliated funds..............             352                146                302                 82
Interest...........................................              --*                --                 51                 --
Securities lending.................................              89                  6                105                144
                                                     --------------     --------------     --------------     --------------
    Total investment income........................          18,009              2,521              9,686              4,951
                                                     --------------     --------------     --------------     --------------
EXPENSES:
Investment advisory fee............................           4,137                725              3,270              2,180
Administration fee.................................           2,379                417              1,880              1,253
Transfer agent fees................................             314                 55                242                163
Custodian fees.....................................              89                 64                 96                328
Legal and audit fees...............................              95                 82                 95                 88
Registration and filing fees.......................              40                 52                 31                 46
Trustees fees and expenses.........................              17                 17                 17                 17
Interest expense...................................               1                  1                 --*                 3
Printing expense...................................              29                 29                 37                 36
Other..............................................              26                 12                 33                 24
                                                     --------------     --------------     --------------     --------------
    Subtotal.......................................           7,127              1,454              5,701              4,138
Shareholder servicing and distribution fees:
  Primary B Shares.................................              --                 --*                --                 --
  Investor A Shares................................              66                 46                  5                 22
                                                     --------------     --------------     --------------     --------------
    Total expenses.................................           7,193              1,500              5,706              4,160
Fees waived by investment advisor and/or
  distributor......................................          (3,505)              (546)            (2,839)            (1,955)
Fees reduced by credits allowed by the custodian...              (1)                --*                (1)                (1)
                                                     --------------     --------------     --------------     --------------
    Net expenses...................................           3,687                954              2,866              2,204
                                                     --------------     --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS).......................          14,322              1,567              6,820              2,747
                                                     --------------     --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions............................         (89,623)           (54,634)            (8,279)           (36,723)
  Written options..................................              --             25,976                 --                 --
  Futures contracts................................          (3,865)            (2,394)            (3,850)              (119)
  Swap contracts...................................              --             (2,562)                --                 --
  Foreign currency transactions and net other
    assets.........................................              --                (89)                --                 --
                                                     --------------     --------------     --------------     --------------
Net realized gain/(loss) on investments............         (93,488)           (33,703)           (12,129)           (36,842)
                                                     --------------     --------------     --------------     --------------
Change in unrealized appreciation/(depreciation)
  of:
  Securities.......................................        (244,985)           (20,296)          (212,801)          (129,336)
  Written options..................................              --              1,768                 --                 --
  Futures contracts................................             421                 91               (459)               (66)
  Investments sold short...........................              --*              (473)                --                 --
  Swap contracts...................................              --             (2,167)                --                 --
  Foreign currency transactions and net other
    assets.........................................              --                 90                 --                 --
                                                     --------------     --------------     --------------     --------------
Net change in unrealized
  appreciation/(depreciation) of investments.......        (244,564)           (20,987)          (213,260)          (129,402)
                                                     --------------     --------------     --------------     --------------
Net realized and unrealized gain/(loss) on
  investments......................................        (338,052)           (54,690)          (225,389)          (166,244)
                                                     --------------     --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................  $     (323,730)    $      (53,123)    $     (218,569)    $     (163,497)
                                                     ==============     ==============     ==============     ==============

---------------

* Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

                      [This page intentionally left blank]

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                       LARGECAP INDEX
                                                              ---------------------------------
                                                                YEAR ENDED         YEAR ENDED
                                                                 3/31/03            3/31/02
                                                              ---------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................  $       14,322     $       19,820
Net realized gain/(loss) on investments.....................         (93,488)           (18,467)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................        (244,564)            (7,396)
                                                              --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................        (323,730)            (6,043)
Distributions to shareholders from net investment income:
  Primary A Shares..........................................         (11,143)           (19,082)
  Primary B Shares..........................................              --                 --
  Investor A Shares.........................................            (235)              (262)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................              --                 --
  Primary B Shares..........................................              --                 --
  Investor A Shares.........................................              --                 --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................         (39,736)          (707,032)
                                                              --------------     --------------
Net increase/(decrease) in net assets.......................        (374,844)          (732,419)
                                                              --------------     --------------
NET ASSETS:
Beginning of year...........................................       1,316,688          2,049,107
                                                              --------------     --------------
End of year.................................................  $      941,844     $    1,316,688
                                                              ==============     ==============
Undistributed net investment income at end of year..........  $        3,465     $          605
                                                              ==============     ==============

---------------

* Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS

           MANAGED INDEX                       MIDCAP INDEX                     SMALLCAP INDEX
-----------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/03          3/31/02          3/31/03          3/31/02          3/31/03          3/31/02
-------------------------------------------------------------------------------------------------------

    $        1,567   $        2,682   $        6,820   $        3,656   $        2,747   $        1,602
           (33,703)          54,563          (12,129)          14,259          (36,842)           3,458

           (20,987)         (48,908)        (213,260)          65,652         (129,402)          67,460
    --------------   --------------   --------------   --------------   --------------   --------------

           (53,123)           8,337         (218,569)          83,567         (163,497)          72,520

            (1,108)          (2,555)          (4,852)          (3,600)          (2,076)          (1,774)
                --*              --*              --               --               --               --
               (93)            (182)             (11)              (3)              (8)             (20)


            (7,725)         (29,418)         (11,387)         (22,708)          (2,412)          (6,720)
                --*              --*              --               --               --               --
              (983)          (2,744)             (28)             (19)             (39)            (175)

            54,679         (136,090)         417,705          280,373          185,718          180,995
    --------------   --------------   --------------   --------------   --------------   --------------
            (8,353)        (162,652)         182,858          337,610           17,686          244,826
    --------------   --------------   --------------   --------------   --------------   --------------

           215,550          378,202          680,328          342,718          507,808          262,982
    --------------   --------------   --------------   --------------   --------------   --------------
    $      207,197   $      215,550   $      863,186   $      680,328   $      525,494   $      507,808
    ==============   ==============   ==============   ==============   ==============   ==============
    $          717   $          224   $        1,953   $           81   $          763   $          160
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                              LARGECAP INDEX
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2003            MARCH 31, 2002
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   13,612    $ 236,155       10,289    $ 230,175
  Issued as reinvestment of dividends.......................      427        7,446          690       14,886
  Redeemed..................................................  (16,032)    (282,650)     (43,330)    (958,520)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (1,993)   $ (39,049)     (32,351)   $(713,459)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................      689    $  12,452        1,053    $  23,399
  Issued as reinvestment of dividends.......................       12          203           10          218
  Redeemed..................................................     (759)     (13,342)        (783)     (17,190)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (58)   $    (687)         280    $   6,427
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   (2,051)   $ (39,736)     (32,071)   $(707,032)
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

NATIONS FUNDS

                                                                             MANAGED INDEX
                                                                  YEAR ENDED               YEAR ENDED
                                                                MARCH 31, 2003           MARCH 31, 2002
                                                              ------------------      --------------------
                                                              SHARES    DOLLARS       SHARES      DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  11,716    $123,224        4,715    $  65,240
  Issued as reinvestment of dividends.......................     152       1,911        1,267       19,401
  Redeemed..................................................  (6,298)    (68,039)     (15,604)    (216,096)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................   5,570    $ 57,096       (9,622)   $(131,455)
                                                              ======    ========      =======    =========
PRIMARY B SHARES:
  Sold......................................................      --*   $     --*          --*   $       2
  Issued as reinvestment of dividends.......................      --*         --*          --*          --*
  Redeemed..................................................      --*         --*          --*          (7)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................      --*   $     --*          --*   $      (5)
                                                              ======    ========      =======    =========
INVESTOR A SHARES:
  Sold......................................................     462    $  5,087          277    $   3,930
  Issued as reinvestment of dividends.......................      72         900          162        2,499
  Redeemed..................................................    (781)     (8,404)        (798)     (11,059)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................    (247)   $ (2,417)        (359)   $  (4,630)
                                                              ======    ========      =======    =========
  Total net increase/(decrease).............................   5,323    $ 54,679       (9,981)   $(136,090)
                                                              ======    ========      =======    =========

---------------

* Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                               MIDCAP INDEX
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2003            MARCH 31, 2002
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   80,995    $ 635,362       49,996    $ 432,941
  Issued as reinvestment of dividends.......................      670        5,521        2,609       24,315
  Redeemed..................................................  (30,922)    (224,802)     (20,467)    (177,712)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   50,743    $ 416,081       32,138    $ 279,544
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................      504    $   3,890          142    $   1,223
  Issued as reinvestment of dividends.......................        4           33            2           22
  Redeemed..................................................     (314)      (2,299)         (50)        (416)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      194    $   1,624           94    $     829
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   50,937    $ 417,705       32,232    $ 280,373
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

NATIONS FUNDS

                                                                              SMALLCAP INDEX
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2003            MARCH 31, 2002
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   29,323    $ 392,917       23,732    $ 337,382
  Issued as reinvestment of dividends.......................       86        1,250          241        3,530
  Redeemed..................................................  (16,681)    (210,092)     (11,407)    (160,878)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   12,728    $ 184,075       12,566    $ 180,034
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    1,755    $  22,226        1,059    $  15,171
  Issued as reinvestment of dividends.......................        3           41           11          162
  Redeemed..................................................   (1,642)     (20,624)      (1,004)     (14,372)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      116    $   1,643           66    $     961
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   12,844    $ 185,718       12,632    $ 180,995
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each year.


                                 NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                   VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                 BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                 OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                 ----------------------------------------------------------------------------------------------
LARGECAP INDEX
PRIMARY A SHARES
Year ended 3/31/2003#..........   $22.09          $0.25            $(5.77)           $(5.52)          $(0.20)        $   --
Year ended 3/31/2002#..........    22.35           0.24             (0.27)            (0.03)           (0.23)            --
Year ended 3/31/2001#..........    28.90           0.24             (6.55)            (6.31)           (0.24)         (0.00)##
Year ended 3/31/2000#..........    25.06           0.26              4.09              4.35            (0.25)         (0.26)
Year ended 3/31/1999...........    22.41           0.26              3.63              3.89            (0.25)         (0.99)
INVESTOR A SHARES
Year ended 3/31/2003#..........   $21.98          $0.20            $(5.75)           $(5.55)          $(0.16)        $   --
Year ended 3/31/2002#..........    22.24           0.18             (0.26)            (0.08)           (0.18)            --
Year ended 3/31/2001#..........    28.76           0.17             (6.52)            (6.35)           (0.17)         (0.00)##
Year ended 3/31/2000#..........    24.94           0.19              4.08              4.27            (0.19)         (0.26)
Year ended 3/31/1999...........    22.31           0.19              3.63              3.82            (0.20)         (0.99)

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and / or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

NATIONS FUNDS

                                                                                                   WITHOUT WAIVERS
                                                                                                   AND/OR EXPENSE
                                                                                                   REIMBURSEMENTS
                                                                                                   ---------------
                                                     RATIO OF          RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET              NET ASSETS   OPERATING           INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                  END OF      EXPENSES          INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     TO AVERAGE          TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS          NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------------

   $(0.20)       $16.37      (25.05)%  $  918,184      0.35%(a)(b)         1.39%           6%           0.69%(a)
    (0.23)        22.09       (0.09)    1,283,450      0.35(a)(b)          1.05            7            0.68(a)
    (0.24)        22.35      (21.94)    2,021,690      0.35(a)(b)          0.88            8            0.68(a)
    (0.51)        28.90       17.58     2,826,486      0.35(a)(b)          0.96            7            0.71(a)
    (1.24)        25.06       18.26       933,313      0.35(a)             1.17            4            0.71(a)

   $(0.16)       $16.27      (25.28)%  $   23,660      0.60%(a)(b)         1.14%           6%           0.94%(a)
    (0.18)        21.98       (0.30)       33,238      0.60(a)(b)          0.80            7            0.93(a)
    (0.17)        22.24      (22.18)       27,417      0.60(a)(b)          0.63            8            0.93(a)
    (0.45)        28.76       17.32        28,943      0.60(a)(b)          0.71            7            0.96(a)
    (1.19)        24.94       18.00        13,827      0.60(a)             0.92            4            0.96(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                 NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                   VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                 BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                 OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                 ----------------------------------------------------------------------------------------------
MANAGED INDEX
PRIMARY A SHARES
Year ended 3/31/2003#..........   $14.00          $0.10            $(3.49)           $(3.39)          $(0.07)        $(0.54)
Year ended 3/31/2002#..........    14.90           0.12              0.39              0.51            (0.12)         (1.29)
Year ended 3/31/2001#..........    22.04           0.13             (4.46)            (4.33)           (0.12)         (2.69)
Year ended 3/31/2000#..........    19.39           0.16              2.78              2.94            (0.16)         (0.13)
Year ended 3/31/1999#..........    17.14           0.18              2.40              2.58            (0.18)         (0.15)
PRIMARY B SHARES
Period ended 2/12/2003#(c).....   $14.08          $0.11            $(2.82)           $(2.71)          $(0.02)        $(0.54)
Year ended 3/31/2002#..........    14.99           0.05              0.38              0.43            (0.05)         (1.29)
Year ended 3/31/2001#..........    22.16           0.04             (4.49)            (4.45)           (0.03)         (2.69)
Year ended 3/31/2000#..........    19.38           0.06              2.78              2.84            (0.06)            --
Year ended 3/31/1999#..........    17.11           0.09              2.41              2.50            (0.08)         (0.15)
INVESTOR A SHARES
Year ended 3/31/2003#..........   $13.99          $0.07            $(3.48)           $(3.41)          $(0.06)        $(0.54)
Year ended 3/31/2002#..........    14.89           0.08              0.40              0.48            (0.09)         (1.29)
Year ended 3/31/2001#..........    22.04           0.08             (4.47)            (4.39)           (0.07)         (2.69)
Year ended 3/31/2000#..........    19.39           0.11              2.78              2.89            (0.11)         (0.13)
Year ended 3/31/1999#..........    17.14           0.14              2.39              2.53            (0.13)         (0.15)

---------------

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 **Amount represents less than $500.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

(c)Primary B shares and total net assets were redeemed on February 12, 2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

NATIONS FUNDS

                                                                                                   WITHOUT WAIVERS
                                                                                                   AND/OR EXPENSE
                                                                                                   REIMBURSEMENTS
                                                                                                   ---------------
                                                     RATIO OF          RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET              NET ASSETS   OPERATING           INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                  END OF      EXPENSES          INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     TO AVERAGE          TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS          NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------------

   $(0.61)       $10.00      (25.03)%   $191,535       0.50%(a)(b)         0.90%          366%          0.80%(a)
    (1.41)        14.00        2.80      190,130       0.50(a)(b)          0.83           345           0.75(a)
    (2.81)        14.90      (21.49)     345,795       0.50(a)(b)          0.67            97           0.70(a)
    (0.29)        22.04       15.33      593,317       0.50(a)(b)          0.80            64           0.72(a)
    (0.33)        19.39       15.25      665,631       0.50(a)             1.03            35           0.73(a)

   $(0.56)       $10.81      (20.21)%   $     --**     1.00%+(a)(b)        0.40%+         366%          1.40%+(a)
    (1.34)        14.08        2.17           --**     1.00(a)(b)          0.33           345           1.35(a)
    (2.72)        14.99      (21.90)           5       1.00(a)(b)          0.17            97           1.30(a)
    (0.06)        22.16       14.70            6       1.00(a)(b)          0.30            64           1.32(a)
    (0.23)        19.38       14.78            4       1.00(a)             0.53            35           1.33(a)

   $(0.60)       $ 9.98      (25.24)%   $ 15,663       0.75%(a)(b)         0.65%          366%          1.05%(a)
    (1.38)        13.99        2.55       25,420       0.75(a)(b)          0.58           345           1.00(a)
    (2.76)        14.89      (21.75)      32,402       0.75(a)(b)          0.42            97           0.95(a)
    (0.24)        22.04       15.04       51,433       0.75(a)(b)          0.55            64           0.97(a)
    (0.28)        19.39       14.97       51,439       0.75(a)             0.78            35           0.98(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                 NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                   VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                 BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                 OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                 ----------------------------------------------------------------------------------------------
MIDCAP INDEX
PRIMARY A SHARES
Year ended 3/31/2003#..........    $9.31          $0.06            $(2.25)           $(2.19)          $(0.04)        $(0.12)
Year ended 3/31/2002#..........     8.39           0.07              1.46              1.53            (0.06)         (0.55)
Period ended 3/31/2001*........    10.00           0.08             (0.72)            (0.64)           (0.08)         (0.89)
INVESTOR A SHARES
Year ended 3/31/2003#..........    $9.33          $0.05            $(2.26)           $(2.21)          $(0.04)        $(0.12)
Year ended 3/31/2002#..........     8.41           0.05              1.46              1.51            (0.04)         (0.55)
Period ended 3/31/2001*........     9.55           0.05             (0.24)            (0.19)           (0.06)         (0.89)

---------------

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 * MidCap Index Primary A and Investor A Shares were first offered on March 31, 2000 and May 31, 2000, respectively.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 60

NATIONS FUNDS

                                                                                                          WITHOUT WAIVERS
                                                                  RATIO OF                                AND/OR EXPENSE
                                                                 OPERATING                                REIMBURSEMENTS
                                                                  EXPENSES                                ---------------
                                                     RATIO OF    INCLUDING    RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET              NET ASSETS   OPERATING     INTEREST     INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                  END OF      EXPENSES     EXPENSE     INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     TO AVERAGE   TO AVERAGE    TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS   NET ASSETS    NET ASSETS       RATE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------

   $(0.16)        $6.96      (23.77)%   $860,997       0.35%(a)     0.35%(a)      0.84%         15%            0.70%(a)
    (0.61)         9.31       18.29      679,205       0.35(a)      0.35(a)       0.82           16            0.72(a)
    (0.97)         8.39       (7.27)     342,503       0.35(a)      0.36(a)       0.82           69            0.75(a)

   $(0.16)        $6.96      (23.98)%   $  2,189       0.60%(a)     0.60%(a)      0.59%         15%            0.95%(a)
    (0.59)         9.33       17.99        1,123       0.60(a)      0.60(a)       0.57           16            0.97(a)
    (0.95)         8.41       (2.84)         215       0.60+(a)     0.60+(a)      0.57+          69            1.00+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                 NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                   VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                 BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                 OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                 ----------------------------------------------------------------------------------------------
SMALLCAP INDEX
PRIMARY A SHARES
Year ended 3/31/2003#..........   $15.63          $0.07            $(4.00)           $(3.93)          $(0.05)        $(0.06)
Year ended 3/31/2002#..........    13.24           0.06              2.73              2.79            (0.07)         (0.33)
Year ended 3/31/2001#..........    13.53           0.08             (0.31)            (0.23)           (0.06)            --
Year ended 3/31/2000#..........    11.04           0.04              2.49              2.53            (0.04)            --
Year ended 3/31/1999#..........    14.10           0.06             (2.92)            (2.86)           (0.06)         (0.14)
INVESTOR A SHARES
Year ended 3/31/2003#..........   $15.60          $0.03            $(3.99)           $(3.96)          $(0.01)        $(0.06)
Year ended 3/31/2002#..........    13.22           0.03              2.72              2.75            (0.04)         (0.33)
Year ended 3/31/2001#..........    13.52           0.04             (0.32)            (0.28)           (0.02)            --
Year ended 3/31/2000#..........    11.03           0.01              2.49              2.50            (0.01)            --
Year ended 3/31/1999#..........    14.08           0.03             (2.91)            (2.88)           (0.03)         (0.14)

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 62

NATIONS FUNDS

                                                                                                            WITHOUT WAIVERS
                                                                 RATIO OF NET                               AND/OR EXPENSE
                                                                  OPERATING                                 REIMBURSEMENTS
                                                                   EXPENSES                                 ---------------
                                                     RATIO OF     INCLUDING     RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET              NET ASSETS   OPERATING      INTEREST      INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                  END OF      EXPENSES      EXPENSE      INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     TO AVERAGE    TO AVERAGE     TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS    NET ASSETS     NET ASSETS       RATE        NET ASSETS
---------------------------------------------------------------------------------------------------------------------------

   $(0.11)       $11.59      (25.26)%   $517,680       0.40%(a)      0.40%(a)       0.51%          26%           0.76%(a)
    (0.40)        15.63       21.30      499,084       0.40(a)       0.40(a)        0.46           18            0.76(a)
    (0.06)        13.24       (1.74)     256,465       0.41(a)       0.41(a)        0.56           65            0.79(a)
    (0.04)        13.53       22.97      196,593       0.50(a)       0.51(a)        0.35           53            0.77(a)
    (0.20)        11.04      (20.50)     189,379       0.50(a)       0.50(a)        0.52           65            0.82(a)

   $(0.07)       $11.57      (25.46)%   $  7,814       0.65%(a)      0.65%(a)       0.26%          26%           1.01%(a)
    (0.37)        15.60       20.97        8,724       0.65(a)       0.65(a)        0.21           18            1.01(a)
    (0.02)        13.22       (2.06)       6,517       0.66(a)       0.66(a)        0.31           65            1.04(a)
    (0.01)        13.52       22.67        7,610       0.75(a)       0.76(a)        0.10           53            1.02(a)
    (0.17)        11.03      (20.67)       9,782       0.75(a)       0.75(a)        0.27           65            1.07(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2003, Funds Trust offered fifty-nine separate portfolios. These financial statements pertain only to the four index portfolios of Funds Trust:
LargeCap Index Fund, Managed Index Fund, MidCap Index Fund and SmallCap Index Fund (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of Funds Trust are presented under separate cover. The Funds currently offer two classes of shares: Primary A Shares and Investor A Shares. Managed Index also offers Primary B Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities, including options and futures contracts, traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

Futures contracts: All Funds may invest in futures contracts for the purposes of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity markets. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Funds may purchase put options on stock index futures contracts, stock indices, swap contracts ("swaptions") or equity securities for the purpose of hedging the relevant portion of their portfolio securities against an anticipated market-wide decline or against declines in the values of individual portfolio securities, and may purchase call options on such futures contracts as a hedge against a market advance when they are not fully invested. A Fund may write options on such futures contracts primarily for the purpose of terminating existing positions. The Funds may also engage these techniques for non-hedging purposes such as seeking yield enhancement.

The Funds may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Fund's objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price. In the case of put options, a Fund is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Funds may also

NATIONS FUNDS
write combinations of covered puts and calls on the same underlying security. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Funds typically receive a premium from writing a put or call option, which would increase the Funds' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Swaps: The Funds may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on interest rate swaps is included in dividend income. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of net assets. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the related amounts recognized in the Statements of net assets.

When-issued/delayed delivery securities: Securities purchased or sold on a delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized losses on the underlying securities purchased and any unrealized gains on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and losses are recorded and reported in the same manner.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend

NATIONS FUNDS
income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid at least annually for each of the Funds. Prior to August 1, 2002, distributions from net investment income were declared and paid each month by the Managed Index Fund; all other Funds declared and paid distributions each calendar quarter. Each Fund will distribute net realized capital gains (including net short-term capital gains, if any) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Funds Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), dated January 1, 2003, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Funds. Prior to January 1, 2003, Funds Trust had entered into an investment advisory agreement with Banc of America Advisors, LLC ("BA Advisors"). All fees previously paid to BA Advisors for investment advisory services are now paid to BACAP and are unchanged. Under the terms of the Investment Advisory Agreement that BACAP assumed from BA Advisors, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, at the maximum annual rate of 0.40% of each Fund's average daily net assets.

Effective January 1, 2003, BACAP serves as adviser to the Funds without a sub-advisor. Prior to January 1, 2003, Funds Trust entered into a sub-advisory agreement with BA Advisors and BACAP pursuant to which BACAP was entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.10% of each Fund's average daily net assets.

Effective January 1, 2003, BACAP Distributors, LLC ("BACAP Distributors") (formerly BA Advisors) serves as sole administrator of Funds Trust. Prior to January 1, 2003, Stephens Inc. ("Stephens") and BA Advisors served as co-administrators of Funds Trust. The fees paid to BACAP Distributors as sole administrator are the aggregate fees previously paid to BA Advisors and Stephens as co-administrators. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.23% of each Fund's average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors. For the period from January 1, 2003 to March 31, 2003, BACAP Distributors earned 0.16% (annualized) of the Funds' average daily net assets for its administration services. For the period April 1, 2002 through December 31, 2002, Stephens and BA Advisors earned 0.07% and 0.10% (both annualized), respectively, of the Funds' average daily net assets for their co-administration services.

BACAP and/or its affiliates may, from time to time, reduce its fee payable by each Fund. During the year ended March 31, 2003 and until July 31, 2003, BACAP (BA Advisors prior to January 1, 2003) has agreed to reimburse

NATIONS FUNDS
expenses and/or waive fees to the extent that total expenses (excluding interest expense, shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

FUND                                                          ANNUAL RATE
-------------------------------------------------------------------------
LargeCap Index Fund and MidCap Index Fund...................     0.35%
SmallCap Index Fund.........................................     0.40%
Managed Index Fund..........................................     0.50%

BACAP is entitled to recover from LargeCap Index Fund, Managed Index Fund and SmallCap Index Fund any fees waived or expenses reimbursed by BACAP during the three year period following such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue.

At March 31, 2003, the amounts potentially recoverable by BACAP pursuant to this arrangement are as follows:

                                                               POTENTIAL AMOUNT TO
                                                              RECOVER WITHIN 3 YEARS
FUND                                                              AS OF 3/31/03
------------------------------------------------------------------------------------
LargeCap Index..............................................        $3,142,504
Managed Index...............................................           495,650
SmallCap Index..............................................         1,815,116

BNY serves as the custodian of Funds Trust's assets. For the year ended March 31, 2003, expenses of the Funds were reduced by $3,748 under expense offset arrangements with BNY. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

PFPC Inc. serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A and Primary B Shares of the Funds. Bank of America is entitled to receive from the transfer agent a fee equal to the costs incurred by Bank of America in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Primary A shares of the Funds. For the year ended March 31, 2003, Bank of America earned approximately $39,412 for providing such services and is included in "Transfer agent fees" on the Statement of operations.

BACAP Distributors serves as distributor of the Funds' shares. Prior to January 1, 2003, Stephens served as distributor of the Funds' shares.

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as Trustee or Officer of Funds Trust.

Funds Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, another portfolio of Funds Trust. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statements of net assets. Funds Trust previously offered a retirement plan to the Trustees, which was terminated on January 1, 2002. Funds Trust's eligible Trustees had the option of a rollover into the deferred compensation plan on January 1, 2002 or a lump sum distribution, including interest, on January 1, 2003.

Certain Funds have made daily investments of cash balances in Nations Cash Reserves, another portfolio of Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included in its Statement of operations as "Dividend income from affiliated funds".

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

NATIONS FUNDS

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Funds Trust has adopted a shareholder administration plan for Primary B Shares of the Managed Index Fund. Funds Trust has adopted a combined shareholder servicing and distribution plan for the Investor A Shares of each Fund. The shareholder administration plan permits Managed Index Fund to compensate institutions for shareholder administration services provided to customers that own Primary B Shares. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BACAP Distributors.

For the year ended March 31, 2003, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                                               CURRENT
                                                                 RATE
                                                              (AFTER FEE    PLAN
                                                               WAIVERS)     LIMIT
                                                              -------------------
Primary B Shareholder Administration Plan:
  Managed Index Fund........................................    0.50%*      0.60%
Investor A Combined Shareholder Servicing and Distribution
  Plan......................................................    0.25%       0.25%

---------------

 *During the year ended March 31, 2003 and until July 31, 2003, BACAP
  Distributors has agreed to waive Primary B Shareholder Administration fees as a percentage of the Managed Index Fund's average daily net assets at an annual rate of 0.10%

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2003 were as follows:

                                                              PURCHASES     SALES
                                                                (000)       (000)
                                                              ---------------------
LargeCap Index..............................................  $ 66,211     $117,488
Managed Index...............................................   675,620      656,873
MidCap Index................................................   512,336      121,412
SmallCap Index..............................................   331,377      141,532

5.  FUTURES CONTRACTS

At March 31, 2003, the following Funds had futures contracts open:

                                                                                                                  UNREALIZED
                                                                          VALUE OF CONTRACT   MARKET VALUE OF   APPRECIATION/
                                                              NUMBER OF      WHEN OPENED         CONTRACTS      (DEPRECIATION)
                        DESCRIPTION                           CONTRACTS         (000)              (000)            (000)
------------------------------------------------------------------------------------------------------------------------------
LARGECAP INDEX:
S&P 500 Futures (long position) Expiring June 2003(a).......     111           $23,248            $23,504           $ 256
MANAGED INDEX:
S&P 500 Futures (long position) Expiring June 2003(a).......     160            33,717             33,880             163
MIDCAP INDEX:
MidCap 400 Futures (long position) Expiring June 2003(a)....     126            26,142             25,795            (347)
SMALLCAP INDEX:
Russell 2000 Futures (long position) Expiring June
  2003(a)...................................................      14             2,560              2,551              (9)

---------------

(a)Securities have been segregated as collateral for each Fund's open futures contracts.

NATIONS FUNDS

6.  WRITTEN OPTIONS

Written options for the Managed Index Fund for the year ended March 31, 2003 aggregated the following:

                                                                           PREMIUM
                                                              NUMBER OF    RECEIVED
SUMMARY OF WRITTEN OPTIONS                                    CONTRACTS     (000)
-----------------------------------------------------------------------------------
Options outstanding at March 31, 2002.......................    10,015     $    753
Options written.............................................   149,283       46,345
Options terminated in closing purchase transactions.........   (43,967)     (16,249)
Options expired.............................................   (69,095)     (23,720)
                                                               -------     --------
Options outstanding at March 31, 2003.......................    46,236     $  7,129
                                                               =======     ========

NATIONS FUNDS

7.  SWAP CONTRACTS

At March 31, 2003, the Managed Index Fund had the following swap contracts outstanding:

                                                                                                                  UNREALIZED
                                             NOTIONAL                                       PAYMENTS            APPRECIATION/
                                              AMOUNT         PAYMENTS MADE BY              RECEIVED BY          (DEPRECIATION)
DESCRIPTION                                   (000)              THE FUND                   THE FUND                (000)
------------------------------------------------------------------------------------------------------------------------------
Contract with Bear Stearns,
  effective November 20, 2002, expiring                       HSBC Holdings               1-month LIBOR
  November 19, 2003(a).....................   $  492        Plc Price Return                 -0.37%                 $  53

Contract with Commerzbank, effective March
  19, 2003, expiring February 15,
  2019(a)..................................   12,522       U.S. Treasury Strip            3-month LIBOR              (863)

Contract with Commerzbank, effective May
  27, 2003, expiring February 15,
  2019(a)..................................   13,389       U.S. Treasury Strip            3-month LIBOR                 4

Contract with Commerzbank, effective July
  28, 2003, expiring July 27, 2004(a)......  52,000(b)            2.66%                  6-month EURIBOR             (143)

Contract with Commerzbank, effective July
  27, 2004, expiring July 27, 2005(a)......  53,000(b)       6-month EURIBOR                  3.25%                   117

Contract with Commerzbank, effective March
  18, 2004, expiring March 18, 2009(a).....  45,450(b)       6-month EURIBOR                  3.84%                   (39)

Contract with Commerzbank, effective March
  18, 2004, expiring March 18, 2014(a).....  25,350(b)            4.50%                  6-month EURIBOR               61

Contract with Deutsche Bank, effective
  March 21, 2003, expiring November 30,                     Veritas Software              1-month LIBOR
  2007(a)..................................      221          Total Return                   +0.40%                    10

Contract with Merrill Lynch, effective                                                 Merrill Lynch High
  August 1, 2002, expiring July 2,                            3-month LIBOR           Yield Cash Pay Index
  2003(a)..................................    5,000             +0.75%                   Total Return                181

Contract with Merrill Lynch, effective
  August 1, 2002, expiring August 2,
  2007(a)..................................    4,800              4.12%                   3-month LIBOR              (238)

Contract with Merrill Lynch, effective                      Notional Amount x           Notional Amount x
  January 29, 2003, expiring July 18,                    (Microsoft Corp. Index)     (Microsoft Corp. Index)
  2003(a)..................................    2,273     Max (0, Vol@2-Strike@2)     Max (0, Strike@2-Vol@2)          108

Contract with Merrill Lynch, effective                      Notional Amount x           Notional Amount x
  January 30, 2003, expiring July 18,                    (Microsoft Corp. Index)     (Microsoft Corp. Index)
  2003(a)..................................    1,034     Max (0, Vol@2-Strike@2)     Max (0, Strike@2-Vol@2)           45

Contract with Salomon Smith Barney,                         Notional Amount x           Notional Amount x
  effective January 29, 2003, expiring July                (YAHOO! Inc. Index)         (YAHOO! Inc. Index)
  18, 2003(a)..............................    1,563     Max (0, Strike@2-Vol@2)     Max (0, Vol@2-Strike@2)         (207)
                                                                                                                    -----
Total unrealized depreciation..............                                                                         $(911)
                                                                                                                    =====

---------------

(a)Fair value.

(b)Amount denominated in Euro.

NATIONS FUNDS

8.  FORWARD BOND CONTRACTS

At March 31, 2003, Managed Index Fund had the following forward bond contracts outstanding:

                                                                                                                     UNREALIZED
                                                              PRINCIPAL OF   VALUE OF CONTRACT    MARKET VALUE     APPRECIATION/
                                                                CONTRACT        WHEN OPENED        OF CONTRACT     (DEPRECIATION)
DESCRIPTION                                                      (000)             (000)              (000)            (000)
---------------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY:
U.S. Treasury Strip, due 02/15/2019, contract expiring
  05/27/03(a)...............................................    $30,000           $13,479            $13,448            $(31)
U.S. Treasury Strip, due 02/15/2019, contract expiring
  06/19/03(a)...............................................     30,000            13,482             13,458             (24)
                                                                                                                        ----
Total net unrealized depreciation...........................                                                            $(55)
                                                                                                                        ====

---------------

(a)Securities have been segregated as collateral for the Fund's open forward bond contracts.

9.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2003, an unlimited number of shares of beneficial interest without par value were authorized for Funds Trust. Funds Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares. See Schedules of capital stock activity.

10.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Funds had no borrowings outstanding at March 31, 2003. During the year ended March 31, 2003, borrowings by the Funds under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT       AVERAGE
                                                              OUTSTANDING*    INTEREST
FUND                                                             (000)          RATE
--------------------------------------------------------------------------------------
LargeCap Index..............................................      $ 49          2.24%
Managed Index...............................................        33          2.26
MidCap Index................................................        13          1.76
SmallCap Index..............................................       127          1.98

---------------

 *The average amount outstanding was calculated based on daily balances in the period.

11.  SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral.

NATIONS FUNDS

At March 31, 2003, the following Funds had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE
                                                              LOANED SECURITIES    OF COLLATERAL
FUND                                                                (000)              (000)
------------------------------------------------------------------------------------------------
LargeCap Index..............................................       $24,811            $26,205
Managed Index...............................................           175                189
MidCap Index................................................        58,859             61,968
SmallCap Index..............................................        51,932             55,504

12.  INCOME TAXES

Information on the tax components of capital as of March 31, 2003 is as follows:

                                                                                                   NET TAX
                                                                                                  UNREALIZED
                                                                                                APPRECIATION/
                                                                                                (DEPRECIATION)
                                                                                  NET TAX       ON DERIVATIVES   UNDISTRIBUTED
                                     COST OF                                     UNREALIZED      AND FOREIGN        ORDINARY
                                   INVESTMENTS    GROSS TAX      GROSS TAX     APPRECIATION/     CURRENCY AND       INCOME/
                                     FOR TAX      UNREALIZED     UNREALIZED    (DEPRECIATION)     NET OTHER       (ACCUMULATED
                                    PURPOSES     APPRECIATION   DEPRECIATION   ON INVESTMENTS       ASSETS       ORDINARY LOSS)
FUND                                  (000)         (000)          (000)           (000)            (000)            (000)
-------------------------------------------------------------------------------------------------------------------------------
LargeCap Index...................  $1,141,203      $149,377      $(325,207)      $(175,830)         $   --           $3,465
Managed Index....................     197,170        25,403         (9,439)         15,964           1,410              717
MidCap Index.....................   1,089,162        43,952       (213,345)       (169,393)             --            1,952
SmallCap Index...................     684,623        39,457       (142,649)       (103,192)             --              762


                                   UNDISTRIBUTED
                                     LONG-TERM
                                      GAINS/
                                   (ACCUMULATED
                                   CAPITAL LOSS)
FUND                                   (000)
---------------------------------  -------------
LargeCap Index...................    $(189,953)
Managed Index....................      (32,401)
MidCap Index.....................      (11,308)
SmallCap Index...................       (1,155)

At March 31, 2003, the following Funds had available for federal income tax purposes unused capital losses as follows:

                                                              EXPIRING IN   EXPIRING IN   EXPIRING IN
                                                                 2009          2010          2011
FUND                                                             (000)         (000)         (000)
-----------------------------------------------------------------------------------------------------
LargeCap Index..............................................    $31,209       $39,881      $114,143
Managed Index...............................................         --            --        21,897
SmallCap Index..............................................         --            --         1,155

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2003, the following Funds elected to defer losses occurring between November 1, 2002 and March 31, 2003 under these rules, as follows:

                                                              CAPITAL LOSSES
                                                                 DEFERRED
FUND                                                              (000)
----------------------------------------------------------------------------
LargeCap Index..............................................     $ 4,720
Managed Index...............................................      10,504
MidCap Index................................................      11,311

Such deferred losses will be treated as arising on the first day of the fiscal year ending March 31, 2004.

The tax composition of dividends (other than return of capital dividends for the year) was as follows:

                                                                      03/31/03                   03/31/02
                                                              ------------------------   ------------------------
                                                              ORDINARY     LONG-TERM     ORDINARY     LONG-TERM
                                                               INCOME    CAPITAL GAINS    INCOME    CAPITAL GAINS
FUND                                                           (000)         (000)        (000)         (000)
-----------------------------------------------------------------------------------------------------------------
LargeCap Index..............................................  $11,378       $    --      $19,342       $    --
Managed Index...............................................    6,348         3,561        2,737        32,163
MidCap Index................................................    4,907        11,371        3,603        22,727
SmallCap Index..............................................    2,085         2,450        1,795         6,894

NATIONS FUNDS

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications as listed below are due primarily to dividend reclassification, real estate investment trust and foreign currency gains and losses.

                                                                                      ACCUMULATED NET
                                                              UNDISTRIBUTED NET   REALIZED GAIN/(LOSS) ON
                                                              INVESTMENT INCOME      INVESTMENTS SOLD       PAID-IN CAPITAL
FUND                                                                (000)                  (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------
LargeCap Index..............................................        $ (84)                 $  84                  $--
Managed Index...............................................          127                   (127)                 --
MidCap Index................................................          (84)                    84                  --
SmallCap Index..............................................          (60)                    60                  --

13.  REORGANIZATIONS

BANK PLAN REDEMPTION-IN-KIND

On January 11, 2002, certain Separate Accounts, as listed in the left column below redeemed Primary A shares of certain Nations Funds as listed in the second column and received redemption proceeds in kind. The number and value of shares redeemed by each Nations Fund are included in the Schedules of capital stock activity. Shares redeemed, acquired net assets and realized gain/loss as of the conversion date were as follows:

                                                        SHARES            TOTAL NET ASSETS
                                                 REDEEMED/TRANSFERRED   REDEEMED/TRANSFERRED   REALIZED
                                                     TO BANK PLAN           TO BANK PLAN       GAIN/LOSS
BANK PLAN SEPARATE ACCOUNTS       NATIONS FUND          (000)                  (000)             (000)
--------------------------------------------------------------------------------------------------------
S&P 499 Separate Account         LargeCap Index         31,578                $696,920          $45,612
Managed Index Separate Account   Managed Index          11,709                 161,347           36,201
MidCap Index Separate Account    MidCap Index           15,132                 132,408            4,887
SmallCap Index Separate Account  SmallCap Index          3,900                  57,297            5,938

CHANGE OF REGISTERED INVESTMENT COMPANY

On May 10, 2002, each Fund of Nations Fund Trust listed in the left column below (each a "Fund") reorganized into a newly created successor fund of Nations Funds Trust listed in the right column below, that was substantially identical to the existing Fund. The acquisition was accomplished by a tax-free exchange of shares of each Fund for shares of equal value of the newly created successor fund. The financial statements of each successor fund reflects the historical financial results of each Fund prior to the reorganization.

FUND                                           REORGANIZED INTO A NEWLY CREATED SUCCESSOR FUND
----------------------------------------------------------------------------------------------
LargeCap Index                                 LargeCap Index
Managed Index                                  Managed Index
SmallCap Index                                 SmallCap Index

NATIONS FUNDS

  REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUNDS TRUST

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations LargeCap Index Fund, Nations Managed Index Fund, Nations MidCap Index Fund and Nations SmallCap Index Fund (constituting part of Nations Funds Trust, hereafter referred to as the "Funds") at March 31, 2003, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 16, 2003

NATIONS FUNDS

  TAX INFORMATION (UNAUDITED)


For the fiscal year ended March 31, 2003, the amount of long-term capital gains designated by Funds Trust were as follows:

FUND                                                               TOTAL
---------------------------------------------------------------------------
Managed Index...............................................    $ 3,560,950
MidCap Index................................................     11,370,580
SmallCap Index..............................................      2,450,554

Of the ordinary income (including short-term capital gain) distributions made by the Trust and Funds Trust during the fiscal year ended March 31, 2003, the following percentages qualify for the dividend received deduction available to corporate shareholders:

LargeCap Index..............................................    100.00%
Managed Index...............................................    100.00%
MidCap Index................................................    100.00%
SmallCap Index..............................................    100.00%

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the funds as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255. Each Trustee and Officer serves an indefinite term.

                                                                                                 NUMBER OF FUNDS IN
                          POSITION HELD     TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN
     NAME AND AGE         WITH THE TRUST   LENGTH OF TIME SERVED   DURING THE PAST FIVE YEARS        BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael     Trustee          Indefinite term;        Senior Managing Director              81
Age: 59                                    Trustee since 1999      of The Succession Fund (a
                                                                   company formed to advise
                                                                   and buy family owned
                                                                   companies) from 1998
                                                                   through April 2001.
William H. Grigg          Trustee          Indefinite term;        Retired; Chairman Emeritus            85
Age: 70                                    Trustee since 1991      since July 1997, Chairman
                                                                   and Chief Executive
                                                                   Officer through July
                                                                   1997 -- Duke Power Co.
Thomas F. Keller          Trustee          Indefinite term;        R.J. Reynolds Industries              85
Age: 71                                    Trustee since 1991      Professor of Business
                                                                   Administration, Fuqua
                                                                   School of Business, Duke
                                                                   University, since July
                                                                   1974; Dean, Fuqua School
                                                                   of Business Europe, Duke
                                                                   University, July 1999
                                                                   through June 2001
Carl E. Mundy, Jr.        Trustee          Indefinite term;        President and Chief                   81
Age: 67                                    Trustee since 1996      Executive Officer -- USO
                                                                   from May 1996 to May 2000;
                                                                   Commandant -- United
                                                                   States Marine Corps from
                                                                   July 1991 to July 1995;
                                                                   Member, Board of Advisors
                                                                   to the Comptroller General
                                                                   of the United States;
                                                                   Chairman, Board of
                                                                   Trustees, Marine Corps
                                                                   University Foundation
Dr. Cornelius J. Pings    Trustee          Indefinite term;        Retired; President,                   81
Age: 74                                    Trustee since 1999      Association of American
                                                                   Universities through June
                                                                   1998


     NAME AND AGE        OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------  -----------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael    Director -- Cobra Electronics
Age: 59                  Corporation (electronic equipment
                         manufacturer), Opta Food
                         Ingredients, Inc. (food ingredients
                         manufacturer) and Golden Rule
                         Insurance Company since May, 1994;
                         Trustee, Nations Funds Family (2
                         other registered investment
                         companies).
William H. Grigg         Director, The Shaw Group, Inc.; and
Age: 70                  Director and Vice Chairman, Aegis
                         Insurance Services, Ltd. (a mutual
                         fund insurance company in Bermuda);
                         Trustee, Nations Funds Family (6
                         other registered investment
                         companies)
Thomas F. Keller         Director, Wendy's International,
Age: 71                  Inc. (restaurant operating and
                         franchising); Director, Dimon, Inc.
                         (tobacco); and Director, Biogen,
                         Inc. (pharmaceutical
                         biotechnology); Trustee, Nations
                         Funds Family (6 other registered
                         investment companies)

Carl E. Mundy, Jr.       Director -- Schering-Plough
Age: 67                  (pharmaceuticals and health care
                         products); General Dynamics
                         Corporation (defense systems);
                         Trustee, Nations Funds Family (2
                         other registered investment
                         companies)

Dr. Cornelius J. Pings   Director, Farmers Group, Inc.
Age: 74                  (insurance company); Trustee,
                         Nations Funds Family (2 other
                         registered investment companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                   (UNAUDITED)

                                                                                                 NUMBER OF FUNDS IN
                          POSITION HELD     TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN
     NAME AND AGE         WITH THE TRUST   LENGTH OF TIME SERVED   DURING THE PAST FIVE YEARS        BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
A. Max Walker             Trustee and      Indefinite term;        Independent Financial                 85
Age: 80                   Chairman of      Trustee since           Consultant
                          the Board        inception
Charles B. Walker         Trustee          Indefinite term;        Vice Chairman and Chief               81
Age: 64                                    Trustee since 1985      Financial Officer --
                                                                   Albemarle Corporation
                                                                   (chemical manufacturing)
INTERESTED TRUSTEES(1)
Edmund L. Benson, III     Trustee          Indefinite term;        Director, President and               81
Age: 65                                    Trustee since 1985      Treasurer, Saunders &
                                                                   Benson, Inc. (insurance)
Robert H. Gordon          Trustee and      Indefinite term;        President of the Trust,               81
Age: 41                   Vice Chairman    Trustee since 2002      Nations Master Investment
                          of the Board                             Trust ("NMIT") and Nations
                                                                   Separate Account Trust
                                                                   ("NSAT") since Oct. 2002;
                                                                   President of Nations
                                                                   Government Income Term
                                                                   Trust 2003, Inc., Nations
                                                                   Government Income Term
                                                                   Trust 2004, Inc., Nations
                                                                   Balanced Target Maturity
                                                                   Fund and Hatteras Income
                                                                   Securities, Inc. since
                                                                   March 1998. President and
                                                                   Director, Banc of America
                                                                   Capital Management LLC
                                                                   ("BACAP") (or its
                                                                   predecessors) since
                                                                   February 1998; President,
                                                                   BACAP since March 2002 and
                                                                   Co-Chairman of the Board
                                                                   since January 2000; Senior
                                                                   Vice-President, BACAP (or
                                                                   its predecessors)
                                                                   1995-February 1998; Senior
                                                                   Vice President, Bank of
                                                                   America since 1993.
James B. Sommers          Trustee          Indefinite term;        Retired                               81
Age: 63                                    Trustee since 1997
Thomas S. Word, Jr.       Trustee          Indefinite term;        Partner -- McGuire, Woods,            81
Age: 64                                    Trustee since 1985      Battle & Boothe LLP (law
                                                                   firm)


     NAME AND AGE        OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------  -----------------------------------
A. Max Walker            Chairman and Trustee, Nations Funds
Age: 80                  Family (6 other registered
                         investment companies)
Charles B. Walker        Director -- Ethyl Corporation
Age: 64                  (chemical manufacturing); Trustee,
                         Nations Funds Family (2 other
                         registered investment companies)
INTERESTED TRUSTEES(1)
Edmund L. Benson, III    Director, Insurance Managers Inc.
Age: 65                  (insurance); Trustee, Nations Funds
                         Family (2 other registered
                         investment companies)
Robert H. Gordon         Director, BACAP; Co- Chairman of
Age: 41                  the Board, BACAP; and Trustee,
                         Nations Fund Family (2 other
                         registered investment companies)

James B. Sommers         Chairman -- Central Piedmont
Age: 63                  Community College Foundation;
                         Director, Board of Commissioners,
                         Charlotte/Mecklenberg Hospital
                         Authority; Trustee, Central
                         Piedmont Community College, Mint
                         Museum of Art; Trustee, Nations
                         Funds Family (2 other registered
                         investment companies)
Thomas S. Word, Jr.      Director -- Vaughan-Bassett
Age: 64                  Furniture Company, Inc.
                         (furniture); Trustee, Nations Funds
                         Family (2 other registered
                         investment companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                   (UNAUDITED)

                                                                                               NUMBER OF FUNDS IN
                        POSITION HELD     TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN
    NAME AND AGE        WITH THE TRUST   LENGTH OF TIME SERVED   DURING THE PAST FIVE YEARS        BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
OFFICERS
Robert H. Gordon        Trustee and      Indefinite term;        President of the Trust,               N/A
Age: 41                 Vice Chairman    Trustee since 2002      Nations Master Investment
                        of the Board                             Trust ("NMIT") and Nations
                                                                 Separate Account Trust
                                                                 ("NSAT") since Oct. 2002;
                                                                 President of Nations
                                                                 Government Income Term
                                                                 Trust 2003, Inc., Nations
                                                                 Government Income Term
                                                                 Trust 2004, Inc., Nations
                                                                 Balanced Target Maturity
                                                                 Fund and Hatteras Income
                                                                 Securities, Inc. since
                                                                 March 1998. President and
                                                                 Director, Banc of America
                                                                 Capital Management LLC
                                                                 ("BACAP") (or its
                                                                 predecessors) since
                                                                 February 1998; President,
                                                                 BACAP since March 2002 and
                                                                 Co-Chairman of the Board
                                                                 since January 2000; Senior
                                                                 Vice-President, BACAP (or
                                                                 its predecessors)
                                                                 1995-February 1998; Senior
                                                                 Vice President, Bank of
                                                                 America since 1993.
Edward D. Bedard        Chief            Indefinite term;        Chief Financial Officer of            N/A
Age: 44                 Financial        Chief Financial         the Trust, NMIT and NSAT
                        Officer          Officer since 2003      since Jan. 2003; Treasurer
                                                                 of the Trust, NMIT and
                                                                 NSAT since Oct. 2002;
                                                                 Chief Financial Officer of
                                                                 Nations Government Income
                                                                 Term Trust 2003, Inc.,
                                                                 Nations Government Income
                                                                 Term Trust 2004, Inc.
                                                                 Nations Balanced Target
                                                                 Maturity Fund and Hatteras
                                                                 Income Securities, Inc.
                                                                 since March 1998.
                                                                 Director, BACAP (or its
                                                                 predecessors) since 1997;
                                                                 Senior Vice President and
                                                                 Chief Operating Officer,
                                                                 BACAP since 1996; and
                                                                 Chief Administrative
                                                                 Officer and Treasurer,
                                                                 BACAP since January 2000.
Gerald Murphy           Treasurer        Indefinite term;        Treasurer of the Trust,               N/A
Age: 42                                  Treasurer since 2003    NMIT and NSAT since Jan.
                                                                 2003; Treasurer of Nations
                                                                 Government Income Term
                                                                 Trust 2003, Inc., Nations
                                                                 Government Income Term
                                                                 Trust 2004, Inc., Nations
                                                                 Balanced Target Maturity
                                                                 Fund and Hatteras Income
                                                                 Securities, Inc. since
                                                                 1999; Senior Vice
                                                                 President, BACAP (or its
                                                                 predecessors) since 1998;
                                                                 Vice President, Citibank
                                                                 1997-December 1998.


    NAME AND AGE       OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------  -----------------------------------
OFFICERS
Robert H. Gordon       N/A
Age: 41
Edward D. Bedard       N/A
Age: 44
Gerald Murphy          N/A
Age: 42

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                   (UNAUDITED)

                                                                                               NUMBER OF FUNDS IN
                        POSITION HELD     TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN
    NAME AND AGE        WITH THE TRUST   LENGTH OF TIME SERVED   DURING THE PAST FIVE YEARS        BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Robert B. Carroll       Secretary        Indefinite term;        Secretary of the Trust,               N/A
Age: 43                                  Secretary since 2003    NMIT and NSAT since Jan.
                                                                 2003; Secretary of Nations
                                                                 Government Income Term
                                                                 Trust 2003, Inc., Nations
                                                                 Government Income Term
                                                                 Trust 2004, Inc., Nations
                                                                 Balanced Target Maturity
                                                                 Fund and Hatteras Income
                                                                 Securities, Inc. since
                                                                 1997; Associate General
                                                                 Counsel, Bank of America
                                                                 Corporation since 1999;
                                                                 Assistant General Counsel,
                                                                 Bank of America
                                                                 Corporation 1996-1999.


    NAME AND AGE       OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------  -----------------------------------
Robert B. Carroll      N/A
Age: 43

---------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BACAP. Mr. Sommers owns securities of Bank of America Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

THE NATIONS FUNDS
FAMILY OF FUNDS

THE MUTUAL FUND FAMILY OF
BANC OF AMERICA CAPITAL MANAGEMENT

Within each category,
the funds are listed from
aggressive to conservative.


Lower risk/reward potential


MONEY MARKET FUNDS

Nations Cash Reserves
Nations Money Market Reserves
Nations Government Reserves
Nations Treasury Reserves
Nations Tax-Exempt Reserves
Nations Municipal Reserves
Nations California Tax-Exempt Reserves
Nations New York Tax-Exempt Reserves

FIXED INCOME FUNDS

TAXABLE INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations Bond Fund
Nations Intermediate Bond Fund
Nations Government Securities Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (CA, FL, GA, KS, MD, NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


EQUITY FUNDS

GROWTH FUNDS
Nations Small Company Fund
Nations Marsico 21st Century Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Marsico Growth Fund
Nations Capital Growth Fund
Nations Strategic Growth Fund

BLEND FUNDS
Nations Asset Allocation Fund

VALUE FUNDS
Nations SmallCap Value Fund
Nations MidCap Value Fund
Nations Value Fund
Nations LargeCap Value Fund (1)
Nations Classic Value Fund (2)


Higher reward/risk potential


INTERNATIONAL/GLOBAL FUNDS

Nations Marsico International Opportunities Fund
Nations International Equity Fund
Nations International Value Fund (3)
Nations Global Value Fund

(1) The Board of Trustees of Nations
Funds Trust approved a proposal
to reorganize the fund into
Nations Value Fund. Please see
the prospectus supplement dated
March 11, 2003 for details.

(2) The Board of Trustees of Nations
Funds Trust approved a proposal
to reorganize the fund into
Nations Value Fund. Shareholder
approval is required for this
reorganization at a special
shareholder meeting that is
scheduled for July 11, 2003. Please
see the prospectus supplement
dated March 11, 2003 for details.

(3) As of June 3, 2002, Nations
International Value Fund was
closed to new or additional
investments except in limited
circumstances. Please refer to the
fund's most recent prospectus for
more information.


SPECIALTY FUNDS

INDEX FUNDS
Nations SmallCap Index Fund
Nations MidCap Index Fund
Nations LargeCap Index Fund
Nations Managed Index Fund

ASSET ALLOCATION PORTFOLIOS
Nations LifeGoal Growth Portfolio
Nations LifeGoal Balanced Growth Portfolio
Nations LifeGoal Income and Growth Portfolio

OTHER SPECIALTY FUNDS
Nations Convertible Securities Fund


INDEXAR
(3/03)